                           Sentinel Family of Funds

                                 Annual Report

                               November 30, 1998







                            [GRAPHIC APPEARS HERE]

Sentinel Family of Funds
Annual Report
November 30, 1998


[Graphics of Home Appears Here]

[GRAPHIC      Sentinel Group Funds, Inc. (SGF)
APPEARS HERE]
              Sentinel Pennsylvania
              Tax-Free Trust (PA)


              National Life Drive,
              Montpelier, Vermont 05604
              (800) 282-FUND (3863)


              --------------------------------------------------------
              Table of Contents
                 2     Message to Shareholders
                 4     Year 2000 Issues
                 5     Fund Performance
                 6     Sentinel Investment Team
                 7     Sentinel Common Stock Fund
                15     Sentinel Balanced Fund
                23     Sentinel Growth Fund
                29     Sentinel Small Company Fund
                35     Sentinel World Fund
                41     Sentinel High Yield Bond Fund
                49     Sentinel Bond Fund
                55     Sentinel Government Securities Fund
                61     Sentinel Short Maturity Government Fund
                68     Sentinel U.S. Treasury Money Market Fund
                73     Sentinel Tax-Free Income Fund
                80     Sentinel New York Tax-Free Income Fund
                86     Notes to Financial Statements (SGF)
                92     Report of Independent Accountants (SGF)
                93     Sentinel Pennsylvania Tax-Free Trust
                99     Notes to Financial Statements (PA)
               101     Report of Independent Accountants (PA)
               102     Federal Tax Status of Dividends and Distributions
               102     Privileges, Plans and Services for Shareholders
               104     Directors/Trustees and Officers
               106     A Brief History



                  Cover:  Covered bridge, Tunbridge, Vermont.
                         Original oil by Douglas Fryer

                            Message to Shareholders



[PHOTO OF PATRICK E. WELCH APPEARS HERE]  [PHOTO OF JOSEPH M. ROB APPEARS HERE]

Patrick E. Welch                          Joseph M. Rob
Chairman                                  Director and President


Dear Shareholder:

We are pleased to submit our annual report for the twelve months ended November 30, 1998. This past fiscal year contained a number of memorable events that influenced the world economy and financial markets.

The Economy

One important change from previous years was the pattern of domestic economic growth. In contrast to 1996 and 1997, which were years of strong, relatively steady growth, the pattern of economic growth was uneven during 1998. The first and third quarters experienced strong growth, while second quarter growth, though still positive, was slower. Inflation remained well under control throughout the year, with CPI increasing at an annualized rate of 1.5%, representing an improvement over 1997.

During the first seven months of the fiscal year the stock market was focused on stronger-than-expected earnings comparisons, which fed investor exuberance, and was boosted by an ever-increasing stream of investment capital pouring in to the financial markets from U.S. and foreign investors. In July, financial panic hit when the Russian government defaulted on its bonds, Japanese banking problems reached crisis mode, and a major hedge fund nearly failed. Investors fled overseas markets for the safe haven of the U.S. Treasury market, and bond yields plummeted.

By the end of the fiscal year, many of the issues that surfaced in July and August were resolved, or at least had not worsened. The Federal Reserve Board moved aggressively to lower interest rates and helped to restore investor confidence. The problems in the Japanese banking system were being addressed by its government, and while Russia's economic problems had not abated, it became clear that there would be no immediate defaults by Brazil or other countries. As financial markets absorbed the news, they resumed their climb upward, though continuing to exhibit a high degree of volatility.

The Financial Markets

During the fiscal year, stock and bond markets achieved strong returns for the fourth year in a row.

For the fiscal year ended November 30, 1998, the Lehman Brothers Aggregate Bond Index, a widely used measure of overall bond market performance, achieved a total return of 9.5%, moderately above its historical average return. The U.S. Treasury market continued to serve as the safe haven for investors as events overseas shook their confidence and they sought the safety of U.S. government securities. The Federal Reserve Board aggressively reduced key interest rates late in the fiscal year, including an unusual "between meetings" rate cut in November.

While the returns for large capitalization stocks were strong once again during the fiscal year, smaller company stocks failed to keep pace. For the 12 months ended November 30, 1998, the Standard & Poor's 500 Index achieved a total return of 23.7%. The Russell 2000, a widely used measure of returns for smaller capitalization stocks, had a total return of -6.3% during the period. Strong economic growth combined with low inflation allowed corporate earnings to advance, interest rates to decline and price-earnings multiples to expand. The stock market reached its all time high in November, and closed near that high at the end of the fiscal year.

Corporate earnings growth was relatively flat during the year, reflecting a continuing worldwide economic slowdown. A strong U.S. dollar made foreign imports cheaper, and helped to slow both U.S. exports and corporate earnings gains. Asian markets, which had been battered last year, saw some recovery, and most were up significantly in the fourth quarter of 1998. Japan's recent steps to resolve its economic problems during the latter part of the fiscal year were received positively by the financial markets. European monetary authorities acted in concert to ease their monetary conditions, increasing liquidity and encouraging more investment capital to flow into financial assets worldwide. Russia, however, continued to remain mired in its economic and political problems.

Consensus estimates for S&P 500 profits for 1999 now appear to be about $45 per share. Based on those estimates, the current price-earnings multiple on 1998 earnings is 26 times. With the outlook that corporate profits will be relatively flat - the most optimistic growth estimate is in the 5-7% range - the potential for the stock market's future return will be dependent upon further reductions in interest rates. After four years of strong returns from the stock market, the current price-earnings multiple has again risen to the high end of its historical range, a level which can only be justified with further declines in interest rates. If, however, earnings growth expectations are reduced, these price-earnings levels may not be sustainable. We continue to believe that our investment approach, which emphasizes a long-term, value-oriented discipline, is particularly timely in this environment, and should hold our investors in good stead in the coming year.

As always, we appreciate your support and look forward to continuing to help you achieve your investment goals.


Sincerely,


/s/ PATRICK WELCH                      /s/ JOSEPH M. ROB

Patrick Welch                          Joseph M. Rob
Chairman                               Director & President

December 15, 1998

--------------------------------------------------------------------------------
Year 2000 Issues

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the year 2000 from the year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Funds could be adversely affected if the computer systems it uses do not properly address this problem prior to January 1, 2000. Sentinel and its affiliated companies are currently analyzing these issues and are in the process of implementing the systems modifications necessary to prepare for the year 2000. Currently, Sentinel does not expect the transition to the 21st century to have any material impact on its ability to continue to service the Funds at current levels. In addition, Sentinel has sought assurances from its other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the year 2000. At this time, however, no assurance can be given that the Funds' other service providers have anticipated every step necessary to avoid any adverse effect on the Funds attributable to the Year 2000 Problem. Sentinel will, of course, continue to monitor the situation and take every precaution at its disposal to effect a smooth transition into the year 2000.

--------------------------------------------------------------------------------
Fund Performance


Performance data for each Sentinel Fund is provided in this table. Financial data is contained in the following pages.


                                                                           11/30/97 - 11/30/98
                                                      -------------------------------------------------------------------
                                                          11/30/98
                                                          Net Asset                 Capital
Sentinel                                                  Value Per     Income        Gain          Total       Lipper
Fund                                                       Share       Dividends  Distributions    Return*    Average**
Common Stock                     "A" Shares                 $44.56       $.45         $4.69        14.3%        12.4%
-------------------------------------------------------------------------------------------------------------------------
                                 "B" Shares                  44.47        .13          4.69        13.4            -
-------------------------------------------------------------------------------------------------------------------------
                                 "C" Shares ****             44.55        .03             -        -1.4            -
-------------------------------------------------------------------------------------------------------------------------
Balanced                         "A" Shares                  20.88        .55          1.16        12.2         11.3
-------------------------------------------------------------------------------------------------------------------------
                                 "B" Shares                  20.91        .40          1.16        11.3            -
-------------------------------------------------------------------------------------------------------------------------
                                 "C" Shares ****             20.90        .16             -         0.9            -
-------------------------------------------------------------------------------------------------------------------------
Growth                           "A" Shares                  14.65          -          5.13         8.3         14.3
-------------------------------------------------------------------------------------------------------------------------
                                 "B" Shares ***              14.52          -             -        11.0            -
-------------------------------------------------------------------------------------------------------------------------
Small Company                    "A" Shares                   5.67        .02           .75         2.7         -6.7
-------------------------------------------------------------------------------------------------------------------------
                                 "B" Shares                   5.51          -           .75         1.7            -
-------------------------------------------------------------------------------------------------------------------------
World                            "A" Shares                  18.19        .12           .64        10.3         10.4
-------------------------------------------------------------------------------------------------------------------------
                                 "B" Shares                  17.92          -           .64         9.2            -
-------------------------------------------------------------------------------------------------------------------------
                                 "C" Shares ****             18.05          -             -        -7.8            -
-------------------------------------------------------------------------------------------------------------------------
High Yield Bond                  "A" Shares                   9.75        .86           .09         2.7          0.9
-------------------------------------------------------------------------------------------------------------------------
                                 "B" Shares                   9.74        .84           .09         2.4            -
-------------------------------------------------------------------------------------------------------------------------
                                 "C" Shares ****              9.75        .45             -        -4.7            -
-------------------------------------------------------------------------------------------------------------------------
Bond                             "A" Shares                   6.45        .40             -         8.0          8.2
-------------------------------------------------------------------------------------------------------------------------
                                 "B" Shares                   6.46        .34             -         6.8            -
-------------------------------------------------------------------------------------------------------------------------
Government Securities                                        10.46        .61             -        10.0          8.9
-------------------------------------------------------------------------------------------------------------------------
Short Maturity Government                                     9.88        .57             -         6.6          4.8
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Money Market       "A" Shares                   1.00        .04             -         4.6          4.8
-------------------------------------------------------------------------------------------------------------------------
                                 "B" Shares                   1.00        .04             -         4.5           -
-------------------------------------------------------------------------------------------------------------------------
Tax-Free Income                                              13.78        .65           .19         7.4         6.8
-------------------------------------------------------------------------------------------------------------------------
New York Tax-Free Income                                     12.19        .62           .03         8.3         7.1
-------------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free Trust                                  13.48        .63           .12         6.9         6.5
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500+                                           -          -             -        23.7           -
-------------------------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index++                                    -          -             -         9.5           -
-------------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index+++                                   -          -             -         7.8           -
-------------------------------------------------------------------------------------------------------------------------

   * Total return is computed assuming the reinvestment of dividends and capital gain distributions using net asset values. Past performance is no guarantee of future results.
  ** Average performance of category of funds with similar investment objectives as tracked by Lipper Analytical Services.
 *** 1/12/98 Inception.
**** 5/4/98 Inception.
   + An unmanaged index of stocks reflecting average prices in the stock market. ++ An unmanaged index of bonds reflecting average prices in the bond market.
 +++ An unmanaged index of bonds reflecting average prices in the municipal bond market.

                          The Sentinel Investment Team

                             [PHOTO APPEARS HERE]

"The Sentinel Investment Team is highly experienced, averaging more than 16 years of investment experience apiece. Our investment approach is a disciplined one focusing on in-depth research and skilled portfolio management. Teamwork and utilization of the best technology play a key role in Sentinel's investment management. But the most important factor is our commitment to the ongoing hard work that seeks to produce consistent long-term growth of capital for shareholders in up markets, and stubbornly strives to preserve shareholder gains in times of turmoil. It is an approach which has withstood the test of time."

Rodney A. Buck

Standing, left to right: Daniel J. Manion, CFA, Vice President & Co-Portfolio Manager - Sentinel Common Stock Fund; Scott T. Brayman, CFA, Vice President & Lead Portfolio Manager - Sentinel Small Company Fund; Kenneth J. Hart, Vice President & Portfolio Manager - Sentinel Tax-Free Income Fund, New York Tax-Free Income Fund and Pennsylvania Tax-Free Trust; William C. Kane, CFA, Vice President & Co-Portfolio Manager - Sentinel Bond Fund; Charles C. Schwartz, Assistant Equity Analyst; Bruce R. Bottamini, CFA, Vice President, Director of Fixed Income Research; Gary M. Reich, CPA, CFA, Assistant Vice President & Equity Analyst; Robert L. Lee, CFA, Senior Vice President & Lead Portfolio Manager - Sentinel Growth Fund, Co-Manager - Sentinel Small Company Fund; Richard D. Temple, Vice President & Lead Portfolio Manager - Sentinel Bond Fund, Co-Manager - Sentinel Balanced Fund.

Seated, left to right: David M. Brownlee, CFA, Senior Vice President & Lead Portfolio Manager - Sentinel Government Securities Fund and Sentinel Short Maturity Government Fund; Rodney A. Buck, CFA, Chief Executive Officer - Sentinel Advisors Company; Darlene A. Coppola, Money Market Trader - Sentinel U.S. Treasury Money Market Fund; Richard A. Pender, CFA, Senior Vice President & Lead Portfolio Manager - Sentinel Common Stock Fund, Co-Manager - Sentinel Balanced Fund.

Not pictured: Erik B. Granade, CFA, Manager - Sentinel World Fund; Prescott B. Crocker, CFA, Manager - Sentinel High Yield Bond Fund; Thomas H. Brownell, CFA, Vice President & Portfolio Manager - Fixed Income Team.

Sentinel Common Stock Fund seeks a combination of current income and long-term growth of both capital and income through investments in the common stocks of many well-established dividend paying companies.


                           Sentinel Common Stock Fund


A short period of wide swings in the broad stock market averages, and the tremendous concentration in the stocks that drove those averages, presented significant challenges to the management of your Fund this year. We are pleased that we were able to produce returns superior to the peer group averages.

The Sentinel Common Stock Fund Class A Shares produced a total return of 14.3% for the fiscal year ended November 30, 1998. This figure compares favorably to the 12.4% average return for the universe of Lipper Growth & Income Funds but was below the 23.7% return for the Standard & Poor's 500.

Although the overall returns achieved by common stocks during the year were quite strong, the period was again marked by significant volatility, and for the first time in the 1990's, a market correction exceeding 10%. The stock market began the year strongly, encouraged by a domestic economy that remained robust and seemed impervious to the difficulties of the emerging economies of the Asia. But by the early summer, with the Dow Jones Industrial Average having pushed through the 9000 level and virtually every measure of valuation for the market as a whole at historically high levels, a number of cracks began to appear in the rosy scenario. The financial difficulties in the Far East appeared to be spreading to other areas, in particular South America. Japan was sinking deeper into recession, and appeared to lack the will or ability to correct its problems. Political turmoil in Russia suggested the possibility that the democratic reforms there might be in jeopardy. Investigations in Washington D.C. were at the early stages of a process that could ultimately lead to an impeachment trial of the President of the United States in the U.S. Senate. Some large players in the little known or understood hedge fund industry were beginning to have financial difficulties - problems that eventually became so serious that the Federal Reserve Bank had to step in and force a number of leading financial institutions to invest billions of dollars in an effort to avert an international financial crisis.


------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/98

               w/sales     w/o sales
Period         charge+      charge
 1 Year          8.6%        14.3%
------------------------------------
 5 Years        16.8%        18.0%
------------------------------------
10 Years        15.2%        15.8%
------------------------------------

+Sales charge applicable to year of initial investment.

--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

Sentinel Common Stock Fund Performance - Class A Shares
Ten Years Ended 11/30/98

Common Stock  Fund                       Common Stock         Lipper's Growth &                           S&P
                                          with/load           Income Fund Avg.                            500
             0 Nov.'88                            10,000                      10,000                   10,000
             1 Nov.'89                            11,934                      12,422                   13,080
             2 Nov.'90                            11,648                      11,687                   12,627
             3 Nov.'91                            14,106                      14,134                   15,193
             4 Nov.'92                            16,461                      16,675                   17,993
             5 Nov.'93                            17,902                      18,486                   19,806
             6 Nov.'94                            17,578                      18,594                   20,019
             7 Nov.'95                            23,349                      24,284                   27,409
             8 Nov.'96                            29,691                      30,506                   35,049
             9 Nov.'97                            35,883                      37,620                   45,092
            10 Nov.'98                            41,017                      42,266                   55,764
                                                  14.31%                      12.35%                   23.67%
                                                 310.17%                     322.66%                  457.64%

*An unmanaged index of stocks reflecting average prices in the stock market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

All of these factors led to a growing sense of uncertainty about the sustainability of the U.S. economic expansion. Investors began to shift out of common stocks and into the safest type of fixed income investments - U.S. Treasury securities. The stock market declined nearly 20% before stabilizing in early October, and the U.S. government bond market rallied throughout the summer and into the fall. The trend in the stock market completely reversed, however, when the Federal Reserve Board began to cut interest rates in October in a pre-emptive effort to keep the domestic economy from slipping into recession. With a clear signal that the Fed would make strong efforts to support economic growth (and therefore corporate profits), investors returned to common stocks with a vengeance, and the market rallied to new all-time highs as the year drew to a close.

Taking a closer look at the action of the stock market, 1998 was also a year in which the moves in the broad market indices were influenced tremendously by a relatively small group of very large capitalization stocks. This is possible particularly with capitalization-weighted indices like the Standard & Poor's 500, where the 50 largest stocks in the index account for over 50% of the movement of the index, and the other 450 the remainder. During the fiscal year, the S&P 500 was up around 24%, but the average stock that comprises the index was up only about half that amount. In effect, the very strong performance of that group of 50 largest capitalization stocks pulled the market average up to register a return about double what the typical stock achieved. This influence of the largest capitalization stocks was particularly vexing for value investors, as many of the stocks in this group also happen to be among the most expensive on a valuation basis, and therefore not typically found in investment portfolios that seek to reduce risk by purchasing stocks trading at low valuation levels.

This short period of wide swings in the broad stock market averages, and the tremendous concentration in the stocks that drove those averages, presented significant challenges to the management of your Fund this year, and we are pleased that we were able to produce returns superior to the peer group averages. Our longstanding focus on investment quality and attractive security valuation enabled us to ride out the summer swoon in the stock market in better shape than the market indices and competitive mutual funds. While adherence to our time-tested value philosophy kept us out of some of those market-leading higher capitalization stocks, and therefore behind the S&P 500 for the full fiscal year, the Sentinel Common Stock Fund did achieve returns that were superior to most of its peers, as its Lipper category comparison shows.

Longstanding commitments to the health care and consumer sectors were very positive contributors to investment performance during the year. In particular, pharmaceutical stocks such as Pfizer and Schering-Plough, hospital supply companies like Abbott Laboratories and Becton Dickinson, and specialty retail companies Costco and The Gap, all achieved very significant gains during the year. The overall market was led by the strong performance of the technology sector during the year, and while the Sentinel Common Stock Fund's performance was hindered by an underweighting in this group, those that we did own, such as Compaq Computers, IBM and Intel, all achieved very significant gains. Your Fund also benefited from the sale earlier in the year of several financial stocks. This sector, after a number of years of very strong performance, was negatively impacted by the financial turmoil in the summer, and produced subpar returns. Our elimination of several large holdings in this area prior to that decline preserved a significant amount of shareholder capital.

For several years, the Sentinel Common Stock Fund has held a number of stocks in the energy area: domestic oil producers, international conglomerates, natural gas pipelines, oilfield equipment and service companies, and the like. The steep decline in the price of oil in 1998 had a negative impact on these holdings. We remain committed to these investments. Given the vital nature of this commodity, we believe that over a reasonable investment horizon, supply and demand for oil will return to balance, and the investment merits of these holdings will be more widely acknowledged.

The recently concluded fiscal year was another strong one for the Sentinel Common Stock Fund. The last four years have been an extraordinary period of stock market returns. In fact, if the market remains at about current levels through the end of 1998, this will be the first time in history that common stocks have achieved returns in excess of 20% for four consecutive years. Given the duration of the stock market advance, the high valuation levels currently registered, the concentrated nature of the advance, and the strong probability that growth in corporate earnings will be slower in 1999 than in recent years, we are maintaining a cautious investment posture in the management of your Fund. As we have demonstrated in recent years, we strongly believe that the Sentinel Common Stock Fund's conservative, value-oriented investment style will continue to serve our shareholders well both in strong markets and in more difficult periods. As always, we appreciate your continuing support and confidence.


/s/ Richard A. Pender

Richard A. Pender, CFA


/s/ Daniel J. Manion

Daniel J. Manion, CFA

Sentinel Common Stock Fun
Investment in Securities
at November 30, 1998
--------------------------------------------------------------------------------
                                                  Shares                Value
                                                                       (Note 1)
--------------------------------------------------------------------------------
 Common Stocks 97.0%
 Aerospace 3.0%
 Goodrich (B.F.)                                      850,000   $    32,246,875
 Raytheon Co. Class A                                 353,000        19,304,688
                                                                ---------------
                                                                     51,551,563
                                                                ---------------
 Automobiles & Auto Parts 2.2%
 Ford Motor                                           688,300        38,028,575
                                                                ---------------
 Banks 6.9%
 BankAmerica Corp.                                    367,770        23,974,007
 Bank of New York                                   1,100,000        37,675,000
 Chase Manhattan Corp.                                450,000        28,546,875
 First Union Corp.                                    490,000        29,767,500
                                                                ---------------
                                                                    119,963,382
                                                                ---------------
 Beverages 1.7%
 Pepsico Inc.                                         751,100        29,058,181
                                                                ---------------
 Building Materials 1.6%
 Sherwin - Williams                                 1,000,000        28,375,000
                                                                ---------------
 Computer Products & Services 4.3%
 Compaq Computer                                      893,200        29,029,000
 International Business
  Machines                                            280,000        46,200,000
                                                                ---------------
                                                                     75,229,000
                                                                ---------------
 Consumer & Business Services 3.2%
 Automatic Data Processing                            310,000        23,870,000
 Omnicom Group                                        615,000        32,864,063
                                                                ---------------
                                                                     56,734,063
                                                                ---------------
 Consumer Products 4.4%
 Fortune Brands                                       875,000        29,804,688
 Kimberly - Clark                                     900,000        47,362,500
                                                                ---------------
                                                                     77,167,188
                                                                ---------------
 Containers & Packaging 0.8%
 Bemis Co.                                            375,000        14,179,688
                                                                ---------------
 Drugs 4.8%
 American Home Products                               815,000        43,398,750
 Pfizer, Inc.                                         240,000        26,790,000
 Schering Plough Corp.                                125,000        13,296,875
                                                                ---------------
                                                                     83,485,625
                                                                ---------------
 Electrical Equipment 3.0%
 Emerson Electric                                     500,000        32,500,000
 General Electric                                     215,000        19,457,500
                                                                ---------------
                                                                     51,957,500
                                                                ---------------
 Energy 7.0%
 Amoco                                                519,200        30,600,350
 Chevron                                              240,000        20,070,000
 Exxon                                                275,000        20,642,188
 Mobil                                                420,000        36,198,750
 Royal Dutch Petroleum                                325,000        15,275,000
                                                                ---------------
                                                                    122,786,288
                                                                ---------------
 Financial Services 6.1%
 American Express                                     375,000        37,523,436
 Associated First Capital                             180,393        14,048,105
 Citigroup                                            662,500        33,249,217
 Fannie Mae                                           306,900        22,326,975
                                                                ---------------
                                                                    107,147,733
                                                                ---------------

 Foods 7.0%
 Bestfoods                                            650,000        37,781,250
 Hershey Foods Corp.                                  350,000        23,537,500
 McCormick & Co.                                      550,000        18,356,250
 Sara Lee                                             700,000        40,862,500
*Sodexho Marriott Services                             68,750         1,890,625
                                                                ---------------
                                                                    122,428,125
                                                                ---------------
 Healthcare Providers 0.9%
*HCR Manor Care                                       500,000        15,875,000
                                                                ---------------
 Industrial-Diversified 1.6%
 Parker-Hannifin                                      825,000        28,668,750
                                                                ---------------
 Insurance 6.8%
 Allstate Corp.                                       770,000        31,377,500
 American General                                     495,000        34,866,563
 American Int'l. Group                                262,550        24,679,700
 Jefferson-Pilot                                      400,000        27,300,000
                                                                ---------------
                                                                    118,223,763
                                                                ---------------
 Lodging 1.9%
 Marriott International -
  Class A                                           1,100,000        32,312,500
                                                                ---------------
 Medical - Equipment & Supplies 5.1%
 Abbott Laboratories                                  690,000        33,120,000
 Becton, Dickinson & Co.                              500,000        21,250,000
 Johnson & Johnson                                    430,000        34,937,500
                                                                ---------------
                                                                     89,307,500
                                                                ---------------
 Oil Field Equipment & Services 1.6%
 Halliburton Co.                                      570,000        16,743,750
 Schlumberger Ltd.                                    240,000        10,725,000
                                                                ---------------
                                                                     27,468,750
                                                                ---------------
 Publishing 3.4%
 Gannett                                              500,000        32,281,250
 McGraw-Hill                                          300,000        26,850,000
                                                                ---------------
                                                                     59,131,250
                                                                ---------------
 Railroads 2.2%
 Canadian Pacific                                     575,000        12,685,936
 Union Pacific Corp.                                  530,000        25,771,250
                                                                ---------------
                                                                     38,457,186
                                                                ---------------
 Retail 7.0%
*Costco Cos                                           600,000        37,650,000
 Gap Inc.                                             375,000        27,585,938
 May Department Stores                                366,980        22,133,482
 Sears, Roebuck                                       725,000        34,392,188
                                                                ---------------
                                                                    121,761,608
                                                                ---------------
 Semiconductors 0.8%
 Intel Corp.                                          125,000        13,453,125
                                                                ---------------
 Tobacco 1.2%
 Philip Morris                                        390,000        21,815,625
                                                                ---------------
 Utilities - Electric 3.9%
 Duke Energy                                          310,000        19,394,375
 Florida Progress                                     450,000        19,237,500
 FPL Group Inc.                                       275,000        16,843,750
 Pacificorp                                           700,000        13,125,000
                                                                ---------------
                                                                     68,600,625
                                                                ---------------

 Utilities - Gas 2.4%
 Enron Corp.                                          575,000        30,223,438
 Sonat, Inc.                                          380,000        11,281,250
                                                                ---------------
                                                                     41,504,688
                                                                ---------------
 Utilities - Telephone 2.2%
 GTE Corp.                                            625,000        38,750,000
                                                                ---------------
 Total Common Stocks
  (Cost $920,156,740)                                             1,693,422,281
                                                                ---------------


--------------------------------------------------------------------------------
                                                 Principal Amount     Value
                                                   (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
 Corporate Short-Term Notes 3.1%
 American Express
  5.08%, 12/22/98                                       8000M         7,976,293
 Assoc. Corp. of NA
  5.15%, 12/09/98                                      11000M        10,987,411
 Avnet Inc.
  5.18%, 12/14/98                                       7500M         7,485,971
 Chevron Oil Finance
  4.80%,12/28/98                                        9000M         8,967,600
 Commercial Credit
  5.10%,12/01/98                                        5000M         5,000,000
 Household Finance
  5.10%, 12/01/98                                       5000M         5,000,000
 Household Finance
  5.10%, 12/04/98                                       8000M         7,996,600
                                                                ---------------
 Total Corporate Short-Term Notes
  (Cost $53,413,875 )                                                53,413,875
                                                                ---------------
 Total Investments
  (Cost $973,570,615) **                                          1,746,836,156

 Excess of Liabilities
  Over Other Assets (0.1%)                                             (881,332)
                                                                ---------------
  Net Assets                                                    $ 1,745,954,824
                                                                ===============

--------------------------------------------------------------------------------
 *   Non-income producing.

** Also cost for federal income tax purposes. At November 30, 1998, unrealized appreciation for federal income tax purposes aggregated $773,265,541 of which $790,550,814 related to appreciated securities and $17,285,273 related to depreciated securities.



See Notes to Financial Statements.

Sentinel Common Stock Fund
Statement of Assets and Liabilities
at November 30, 1998
--------------------------------------------------------------------------------

Assets
Investments at value                                              $1,746,836,156
Cash and cash equivalents                                                135,646
Receivable for fund shares sold                                        1,012,036
Receivable for dividends and interest                                  4,098,527
                                                                  --------------
   Total Assets                                                    1,752,082,365
                                                                  --------------

Liabilities
Payable for securities purchased                                       3,028,127
Payable for fund shares repurchased                                      551,274
Accrued expenses                                                         363,792
Management fee payable                                                   782,809
Distribution fee payable (Class A Shares)                              1,131,566
Distribution fee payable (Class B Shares)                                119,928
Distribution fee payable (Class C Shares)                                  4,121
Fund service fee payable                                                 145,924
                                                                  --------------
   Total Liabilities                                                   6,127,541
                                                                  --------------
Net Assets Applicable to Outstanding shares                       $1,745,954,824
                                                                  ==============

Net Asset Value and Offering Price per Share
   Class A Shares
$1,610,630,312 / 36,146,489 shares outstanding                    $        44.56
Sales Charge-- 5.00% of offering price                                      2.35
                                                                  --------------
Maximum Offering Price                                            $        46.91
                                                                  ==============

   Class B Shares
$129,966,093 / 2,922,349 shares outstanding                       $        44.47
                                                                  ==============

   Class C Shares
$5,358,419 / 120,277 shares outstanding                           $        44.55
                                                                  ==============

Net Assets Represent
Capital stock at par value                                        $      391,891
Paid-in capital                                                      820,308,966
Accumulated undistributed net investment income                        2,583,147
Accumulated undistributed net realized gain
   on investments                                                    149,405,279
Unrealized appreciation of investments                               773,265,541
                                                                  --------------
Net Assets                                                        $1,745,954,824
                                                                  ==============
 Investments at Cost                                              $  973,570,615
                                                                  ==============

See Notes to Financial Statements.


Sentinel Common Stock Fund
Statement of Operations
For the Year Ended November 30, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends                                                         $  29,606,537
Interest                                                              3,845,896
                                                                  --------------
   Total Income                                                      33,452,433
                                                                  --------------
Expenses:
Management advisory fee                                               9,269,912
Transfer agent and custodian                                          1,830,330
Distribution expense (Class A Shares)                                 4,650,000
Distribution expense (Class B Shares)                                 1,069,245
Distribution expense (Class C Shares)                                    13,230
Accounting services                                                     513,885
Auditing fees                                                            98,750
Legal fees                                                               70,550
Reports and notices to shareholders                                     135,075
Directors' fees and expenses                                            180,175
Other                                                                    71,735
                                                                  --------------
   Total Expenses                                                    17,902,887
   Expense Offset                                                      (113,705)
                                                                  --------------
   Net Expenses                                                      17,789,182
                                                                  --------------
Net Investment Income                                                15,663,251
                                                                  --------------
Realized and Unrealized Gain on Investments

Net realized gain on sales of investments                           149,403,464
 Net change in unrealized appreciation                               55,634,791
                                                                  --------------
Net Realized and Unrealized Gain on Investments                     205,038,255
                                                                  --------------
Net Increase in Net Assets from Operations                        $ 220,701,506
                                                                  ==============

See Notes to Financial Statements.

Sentinel Common Stock Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                    Year               Year
                                                                   Ended              Ended
                                                                11/30/98           11/30/97
                                                         ---------------    ---------------
Increase in Net Assets from Operations
Net investment income                                    $    15,663,251    $    20,032,196
Net realized gain on sales of investments                    149,403,464        169,148,488
Net change in unrealized appreciation                         55,634,791         84,198,889
                                                         ---------------    ---------------
Net increase in net assets from operations                   220,701,506        273,379,573
                                                         ---------------    ---------------

Distributions to Shareholders
From net investment income
  Class A Shares                                             (16,362,871)       (19,255,324)
  Class B Shares                                                (275,957)          (313,742)
  Class C Shares                                                  (1,857)                 -
From net realized gain on investments
  Class A Shares                                            (160,459,928)      (113,937,213)
  Class B Shares                                              (8,547,448)        (2,471,535)
  Class C Shares                                                       -                  -
                                                         ---------------    ---------------
Total distributions to shareholders                         (185,648,061)      (135,977,814)
                                                         ---------------    ---------------

From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                              99,401,414        108,947,565
  Class B Shares                                              53,313,684         44,336,849
  Class C Shares                                               5,462,096                  -
Net asset value of shares in reinvestment
    of dividends and distributions
  Class A Shares                                             146,514,487        109,313,469
  Class B Shares                                               8,661,766          2,719,384
  Class C Shares                                                   1,668                  -
                                                         ---------------    ---------------
                                                             313,355,115        265,317,267
Less: Payments for shares reacquired
  Class A Shares                                            (176,666,662)      (146,100,510)
  Class B Shares                                             (12,751,018)        (3,169,265)
  Class C Shares                                                (334,825)                 -
                                                         ---------------    ---------------
Increase in net assets from capital share transactions       123,602,610        116,047,492
                                                         ---------------    ---------------
Total Increase in Net Assets for period                      158,656,055        253,449,251
Net Assets: Beginning of period                            1,587,298,769      1,333,849,518
                                                         ---------------    ---------------
Net Assets: End of period                                $ 1,745,954,824    $ 1,587,298,769
                                                         ===============    ===============

Undistributed Net Investment Income
   at End of Period                                      $     2,583,147    $     3,560,582
                                                         ===============    ===============


See Notes to Financial Statements.

Sentinel Common Stock Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

------------------------------------------------------------------------------------------------------------------------------------


                                                         Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
Class A Shares                                             11/30/98        11/30/97        11/30/96        11/30/95        11/30/94
                                                      --------------  --------------  --------------  --------------  --------------

Net asset value at beginning of period                    $   44.09       $   40.60       $   35.21       $   28.25       $   29.63
                                                      --------------  --------------  --------------  --------------  --------------

Income from Investment Operations
Net investment income                                          0.42            0.57            0.59            0.72            0.83
Net realized and unrealized gain (loss) on investments         5.19            7.03            8.18            8.09           (1.35)
                                                      --------------  --------------  --------------  --------------  --------------
Total from investment operations                               5.61            7.60            8.77            8.81           (0.52)
                                                      --------------  --------------  --------------  --------------  --------------

Less Distributions
Dividends from net investment income                           0.45            0.57            0.61            0.74            0.80
Distributions from realized gains on investments               4.69            3.54            2.77            1.11            0.06
                                                      --------------  --------------  --------------  --------------  --------------

Total Distributions                                            5.14            4.11            3.38            1.85            0.86
                                                      --------------  --------------  --------------  --------------  --------------

Net asset value at end of period                          $   44.56       $   44.09       $   40.60       $   35.21       $   28.25
                                                      ==============  ==============  ==============  ==============  ==============

Total Return (%) *                                             14.3            20.9            27.2            32.8            (1.8)

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                1.01            1.04            1.06            1.09            1.02
Ratio of expenses to average net assets before
   expense reductions (%)**                                    1.02            1.05            1.07            1.10            1.02
Ratio of net investment income to average net assets (%)       0.98            1.41            1.64            2.29            2.82
Portfolio turnover rate (%)                                      28              24              22              22              15
Average commission rate paid per share                    $  0.0600   $      0.0600   $      0.0600             N/A             N/A
Net assets at end of period (000 omitted)                $1,610,630      $1,509,999      $1,306,592      $1,057,944        $839,335


See Notes to Financial Statements.                                           13

Sentinel Common Stock Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                     Eight Months                            Period
                                                       Year Ended      Year Ended           Ended                         5/4/98 to
Class B Shares                                           11/30/98        11/30/97     11/30/96 (A)   Class C Shares     11/30/98 (B)
                                                      ------------    ------------  --------------                   ---------------
Net asset value at beginning of period                  $   44.03       $   40.57       $   35.43                         $   45.23
                                                      ------------    ------------  --------------                   ---------------

Income (loss) from Investment Operations
Net investment income                                        0.07            0.27            0.22                              0.06
Net realized and unrealized gain (loss) on investments       5.19            6.99            5.05                             (0.71)
                                                      ------------    ------------  --------------                   ---------------
Total from investment operations                             5.26            7.26            5.27                             (0.65)
                                                      ------------    ------------  --------------                   ---------------

Less Distributions
Dividends from net investment income                         0.13            0.26            0.13                              0.03
Distributions from realized gains on investments             4.69            3.54              --                                --
                                                      ------------    ------------  --------------                   ---------------
Total Distributions                                          4.82            3.80            0.13                              0.03
                                                      ------------    ------------  --------------                   ---------------
Net asset value at end of period                        $   44.47       $   44.03       $   40.57                         $   44.55
                                                      ============    ============  ==============                   ===============
Total Return (%) *                                           13.4            19.9            14.9++                          (1.4)++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)              1.81            1.79            1.91+                           1.92 +
Ratio of expenses to average net assets before
   expense reductions (%)**                                  1.81            1.80            1.92+                           1.92 +
Ratio of net investment income to average net assets (%)     0.19            0.66            0.80+                           0.08 +
Portfolio turnover rate (%)                                    28              24              22                              28
Average commission rate paid per share                  $  0.0600         $0.0600         $0.0600                         $0.0600
Net assets at end of period (000 omitted)               $ 129,966         $77,299         $27,257                         $ 5,358





(A)  Commenced operations April 1, 1996.
(B)  Commenced operations May 4, 1998.
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and (1) H.
N/A  Not applicable to periods prior to 1996.


See Notes to Financial Statements.

Sentinel Balanced Fund seeks a conservative combination of stability, income and capital growth
        through a well diversified portfolio of both stocks and bonds.
 At least 25% of the Fund's net assets will always be invested in fixed income securities.


                             Sentinel Balanced Fund


As of November 30, 1998, the Sentinel Balanced Fund's asset allocation was 60% stocks, 36% bonds and 4% cash, little changed from the beginning of the year but actively managed to maintain that balance. These asset allocation adjustments had a positive influence on performance during a year of dramatic market shifts.


The Sentinel Balanced Fund Class A Shares produced a total return of 12.2% for the fiscal year ended November 30, 1998. The Balanced Fund's results compare favorably to the 11.3% return of the average balanced fund as measured by Lipper Analytical Services, and fell between the 23.7% return for the Standard & Poor's 500 and the 9.5% return for the Lehman Aggregate Bond Index.

For both the stock and bond markets, the last twelve months can be characterized as a period of very wide market swings, and one where a relatively concentrated group of securities dominated the performance of the two sectors. In the case of common stocks, a strong market rally in the early part of the year abruptly ended due to a confluence of troubling economic, financial and political events. The subsequent market correction, the first meaningful decline in stock prices in the 1990s, likewise came to an abrupt end when the Federal Reserve Board unexpectedly moved to lower interest rates in the fall. The performance of the widely followed Standard & Poor's 500 was exceptionally strong, but was in fact greatly influenced by the gains in the 50 largest capitalization stocks in that index - the average stock was up only about half as much as the index itself. On the fixed income side, a flight to quality during the turmoil of the summer led to a tremendous rally in the U.S. Treasury market, with the yield on the benchmark 30-year Treasury Bond reaching its lowest level in recent history. Corporate bond spreads widened during the year, resulting in significant underperformance relative to Treasuries.

The Sentinel Balanced Fund began the fiscal year with a mix of 62% stocks, 35% bonds and 3% cash. After the stock market moved significantly higher early in the year, we trimmed back the stock segment to maintain our planned 60% allocation. In late summer, after a meaningful decline in the stock market, we sold some fixed income investments and added to common stocks, this time building the stock allocation back up to the 60% level. Once again in the fall, after the stock market had recovered significantly, we trimmed positions. As of November 30, 1998, the Sentinel Balanced Fund's asset allocation was 60% stocks, 36% bonds and 4% cash, little changed from the beginning of the year but actively managed to maintain that balance. These asset allocation adjustments had a positive influence on performance during a year of dramatic market shifts, as the effect in each

----------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/98
          w/sales     w/o sales
Period    charge+      charge
 1 Year    6.6%         12.2%
----------------------------------
 5 Years  11.5%         12.6%
----------------------------------
10 Years  11.6%         12.2%
----------------------------------

+Sales charge applicable to year of initial investment.

================================================================================

Sentinel Balanced fund Performance - Class A Shares
Ten Years Ended 11/30/08

                           [LINE GRAPH APPEARS HERE]

Balanced Fund         Balanced       Lipper's Bal.          S&P        Lehman
                     with/load         Fund Avg.            500       Aggregate
 0 Nov.'88             9,500            10,000            10,000        10,000
 1 Nov.'89            11,215            11,994            13,080        11,435
 2 Nov.'90            11,412            11,824            12,627        12,302
 3 Nov.'91            13,409            14,079            15,193        14,075
 4 Nov.'92            15,065            16,091            17,993        15,322
 5 Nov.'93            16,532            17,791            19,806        16,991
 6 Nov.'94            15,930            17,625            20,019        16,471
 7 Nov.'95            19,818            21,990            27,409        19,376
 8 Nov.'96            23,105            25,844            35,049        20,553
 9 Nov.'97            26,670            30,115            45,049        22,105
10 Nov.'98            29,922            33,521            55,764        24,194


*An unmanaged index of stocks reflecting average prices in the stock market. +An unmanaged index of bonds reflecting average prices in the bond market.


Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Indices and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

instance was to be adding to the asset class that was depressed in price and trimming back the highly appreciated asset class.

Within the equity asset class, the Sentinel Balanced Fund benefited significantly from its substantial holdings in the healthcare and consumer areas, particularly in the pharmaceutical, medical supply and specialty retail industries. Technology stock performance contributed positively, although an underweighting in this sector relative to the broad market hurt returns. The Fund also benefited from a timely move out of several large capitalization financial stocks early in the year, avoiding some of the significant underperformance of that group during the financial turmoil of the summer months. Finally, although the stock segment did achieve strong risk-adjusted returns relative to other portfolios managed with a value oriented investment approach, our unwillingness to risk investment in certain of the very largest market capitalization stocks, which in a number of cases are trading at historically high valuation levels, depressed performance relative to the Standard & Poor's 500. This particular group of large stocks can at times dominate the movement of the capitalization-weighted S&P 500, and in 1998 their influence was so strong that the return on the S&P 500 index was approximately double the return of the typical stock that comprises that index.

Looking ahead to 1999, we anticipate continued low interest rates and restrained inflation. It is our expectation, however, that corporate profit growth may be somewhat slower than has been the case in recent years. In such an environment, we expect on the common stock side to emphasize companies with a track record for relatively consistent earnings growth. We will as always be particularly vigilant with respect to valuation, investing in securities where expectations are reasonable and valuation levels are low, rather than those where expectations are unrealistically high, and valuations likewise, making the stock vulnerable should any disappointment arise. In the fixed income segment, we will continue to focus on quality investments in the government, corporate and mortgage-backed sectors. At present, corporate bond spreads in particular remain at historically wide levels, and appear to offer good relative value.

Financial market returns have been extraordinarily strong over the last four years, and we do not anticipate a repeat performance in 1999. While it is reasonable to assume moderate stock and bond market returns moving forward, shareholders should realize that the returns in recent years have been historically high, and that 20% plus returns on common stocks and 10% returns on fixed income investments represent exceptional rather than normal returns. In the slower growth environment ahead, we continue to believe that a balanced investment program, with diversified exposure to both the stock and bond markets, will serve our shareholders well. We appreciate your continuing support of our efforts.



/s/ Rodney A. Buck
Rodney A. Buck, CFA


/s/ Richard A. Pender
Richard A. Pender, CFA


/s/ Richard D. Temple
Richard D. Temple

Sentinel Balanced Fund
Investment in Securities
at November 30, 1998
--------------------------------------------------------------------------------
                                                    Principal Amount    Value
                                                       (M=$1,000)      (Note 1)
--------------------------------------------------------------------------------

U.S. Government Obligations 17.0%
U.S. Treasury Obligations 9.4%
5-Year:
  Note 4.25%, '03                                         2500M      $ 2,472,450
                                                                 ---------------
10-Year:
  Note 7.25%, '04                                          500M          562,585
  Note 6.875%, '06                                         750M          846,548
  Note 5.625%, '08                                       16500M       17,550,225
                                                                 ---------------
                                                                      18,959,358
                                                                 ---------------
30-Year:
  Note 7.25%, '16                                         1000M        1,224,130
  Note 6%, '26                                           10000M       11,001,500
  Note 5.5%, '28                                          1800M        1,903,680
                                                                 ---------------
                                                                      14,129,310
                                                                 ---------------
Total U.S. Treasury Obligations                                       35,561,118
                                                                 ---------------
U.S. Government Agency Obligations 7.6%
Federal Home Loan Mortgage Corporation 1.2%
15-Year:
  7%, '10                                                  868M          892,074
  7.5%, '10                                               1232M        1,271,657
  7.5%, '10                                               1087M        1,122,819
                                                                 ---------------
                                                                       3,286,550
                                                                 ---------------
30-Year:
  8%, '08                                                 1298M        1,372,281
                                                                 ---------------
Total Federal Home
  Loan Mortgage Corporation                                            4,658,831
                                                                 ---------------
Federal National Mortgage Association 5.1%
Collateralized Mortgage Obligation:
  CMO Trust Series
    22(Y) 7.95%, '17                                      1654M        1,702,287
                                                                 ---------------
15-Year:
  7.5%, '07                                                898M          926,161
  7.5%, '12                                               3824M        3,937,609
                                                                 ---------------
                                                                       4,863,770
                                                                 ---------------
30-Year:
  6%, '28                                                 1210M        1,194,952
  7%, '28                                                 3674M        3,754,299
  7%, '28                                                 1425M        1,455,723
  7.5%, '28                                               6068M        6,242,416
                                                                 ---------------
                                                                      12,647,390
                                                                 ---------------
Total Federal National
  Mortgage Association                                                19,213,447
                                                                 ---------------
Government National Mortgage Association 1.3%
15-Year:
  7%, '09                                                 2357M        2,435,644
  7%, '13                                                 2404M        2,475,066
                                                                 ---------------
                                                                       4,910,710
                                                                 ---------------
30-Year:
  9%, '09                                                   27M           29,353
                                                                 ---------------
Total Government
  National Mortgage Association                                        4,940,063
                                                                 ---------------
Total U.S. Government
  Agency Obligations                                                  28,812,341
                                                                 ---------------
Total U.S. Government Obligations
  (Cost $62,595,636)                                                  64,373,459
                                                                 ---------------

Bonds 19.4%
Beverages 0.1%
Anheuser Busch 8.5%, '17                                   403M          417,105
                                                                 ---------------
Financial Institutions 4.3%
Bankers Trust 7.25%, '11                                  1500M        1,606,875
Contifinancial 7.5%, '02                                  1000M
820,000 First Union Corp.
  6.824%, '26                                             2325M        2,621,438
Household Finance Corp.
   5.875%, '04                                            1000M        1,008,750
Lehman Brothers Holdings
   8.5%, '15                                              2800M        3,087,000
Providian National  Bank
   6.7%, '03                                              1500M        1,513,125
Salomon Brothers 7.2%, '04                                3500M        3,696,875
Simon Debartolo 6.75%, '05                                2000M        1,945,000
                                                                 ---------------
                                                                      16,299,063
                                                                 ---------------
Foreign Financial Institutions 4.4%
Bank Austria 7.25%, '17                                   3000M        3,180,000
Banque National de Paris
  7.738%, '49                                             4000M        3,900,000
   BCH Cayman Islands Ltd.
  7.7%, '06                                               2500M        2,718,750
  Credit Suisse 7.9%, '07                                 1500M        1,531,875
 Midland Bank 7.65%, '25                                  2250M        2,472,187
 Societe Generale 7.64%, '49                              3000M        2,801,250
                                                                 ---------------
                                                                      16,604,062
                                                                 ---------------
Foreign Utility-Electric 0.4%
Korea Electric Power
  6.75%, '27                                              1000M          856,250
Korea Electric Power 7%, '27                              1000M          830,000
                                                                 ---------------
                                                                       1,686,250
                                                                 ---------------
Industrial - Diversified 4.0%
Akzo Nobel Inc. 6%, '03                                   1000M        1,010,000
Dimon Inc. 8.875%, '06                                    1800M        1,784,250
Federal-Mogul 7.75%, '06                                  1000M        1,001,250
General Motors 7.1%, '06                                  1000M        1,077,500
IMC Global Inc. 7.4%, '02                                 2000M        2,047,500
Lubrizol Corp. 5.875%, '08                                1750M        1,741,250
Marriott Int'l. Inc.
  6.625%, '03                                             1750M        1,758,750
Mirage Resorts 6.625%, '05                                1500M        1,464,375
Owens Corning 7.5%, '05                                   3000M        3,105,000
                                                                 ---------------
                                                                      14,989,875
                                                                 ---------------
Insurance 1.7%
Farmers Insurance Exchange
   8.625%, '24                                            3000M        3,607,500
Lumbermens Mutual Casualty
   8.3%, '37                                              2500M        2,712,500
                                                                 ---------------
                                                                       6,320,000
                                                                 ---------------
Telecommunications 2.0%
Comsat 8.05%, '06                                         2000M        2,321,100
Continental Cablevision
   9.5%, '13                                              2625M        3,107,344
News America Holdings
   6.625%, '08                                            2000M        2,050,000
                                                                 ---------------
                                                                       7,478,444
                                                                 ---------------
Utilities-Electric 1.6%
Cleveland Electric 9%, '23                                2000M        2,220,000
Waterford 3 Funding
   8.09%, '17                                             3500M        3,775,625
                                                                 ---------------
                                                                       5,995,625
                                                                 ---------------
Utilities-Gas 0.1%
Consolidated Natural Gas
   8.625%, '11                                             309M          309,000
                                                                 ---------------
Utilities-Telephone 0.8%
MCI Worldcom Inc.
   6.4%, '05                                              2000M        2,080,000
US West Capital Funding
   6.25%, '05                                             1000M        1,038,750
                                                                 ---------------
                                                                       3,118,750
                                                                 ---------------
Total Bonds
  (Cost $71,422,203)                                                  73,218,174
                                                                 ---------------


                                                                     (continued)

  Sentinel Balanced Fund
  Investment in Securities (cont'd.)
  at November 30, 1998
  ------------------------------------------------------------------------------
                                                         Shares          Value
                                                                       (Note 1)
  ------------------------------------------------------------------------------

  Common Stocks 60.0%
  Aerospace 1.8%
  Goodrich (B. F.)                                      117,500     $ 4,457,656
  Raytheon Co. Class A                                   47,100       2,575,781
                                                                 ---------------
                                                                      7,033,437
                                                                 ---------------
  Automobiles & Auto Parts 1.3%
  Ford Motor                                             90,000       4,972,500
                                                                 ---------------
  Banks 4.4%
  BankAmerica Corp.                                      50,922       3,319,478
  Bank of New York                                      155,000       5,308,750
  Chase Manhattan Corp.                                  63,000       3,996,563
  First Union Corp.                                      65,000       3,948,750
                                                                 ---------------
                                                                     16,573,541
                                                                 ---------------
  Beverages 1.0%
  Pepsico Inc                                            94,100       3,640,494
                                                                 ---------------
  Building Materials 1.0%
  Sherwin-Williams                                      134,500       3,816,437
                                                                 ---------------
  Computer Products 2.7%
  Compaq Computer                                       117,900       3,831,750
  International Business Machines                        38,700       6,385,500
                                                                 ---------------
                                                                     10,217,250
                                                                 ---------------
  Consumer & Business Services 2.0%
  Automatic Data Processing                              42,000       3,234,000
  Omnicom Group                                          80,000       4,275,000
                                                                 ---------------
                                                                      7,509,000
                                                                 ---------------
  Consumer Products 2.6%
  Fortune Brands                                        115,000       3,917,188
  Kimberly-Clark                                        113,000       5,946,625
                                                                 ---------------
                                                                      9,863,813
                                                                 ---------------
  Containers & Packaging 0.6%
  Bemis Co.                                              60,000       2,268,750
                                                                 ---------------
  Drugs 3.0%
  American Home Products                                105,000       5,591,250
  Pfizer, Inc.                                           30,000       3,348,750
  Schering Plough Corp.                                  25,000       2,659,375
                                                                 ---------------
                                                                     11,599,375
                                                                 ---------------
  Electrical Equipment 2.0%
  Emerson Electric                                       75,000       4,875,000
  General Electric                                       28,000       2,534,000
                                                                 ---------------
                                                                      7,409,000
                                                                 ---------------
  Energy 3.3%
  Chevron                                                32,500       2,717,812
  Exxon                                                  35,000       2,627,188
  Mobil                                                  60,100       5,179,869
  Royal Dutch Petroleum                                  40,000       1,880,000
                                                                 ---------------
                                                                     12,404,869
                                                                 ---------------
  Financial Services 3.7%
  American Express                                       45,000       4,502,813
  Associated First Capital                               23,587       1,836,838
  Citigroup                                              86,250       4,328,672
  Fannie Mae                                             46,100       3,353,775
                                                                 ---------------
                                                                     14,022,098
                                                                 ---------------
  Foods 4.5%
  Bestfoods                                              90,000       5,231,250
  Hershey Foods Corp.                                    45,000       3,026,250
  McCormick & Co.                                        88,500       2,953,687
  Sara Lee                                               92,000       5,370,500
* Sodexho Marriott Services                              10,000         275,000
                                                                 ---------------
                                                                     16,856,687
                                                                 ---------------

  Healthcare Providers 0.6%
* HCR Manor Care                                         75,000       2,381,250
                                                                 ---------------
  Industrial-Diversified 1.5%
  Dover                                                  60,000       2,137,500
  Parker-Hannifin                                       105,000       3,648,750
                                                                 ---------------
                                                                      5,786,250
                                                                 ---------------
  Insurance 4.2%
  Allstate Corp.                                        110,000       4,482,500
  American General                                       63,000       4,437,563
  American Int'l. Group                                  33,750       3,172,500
  Jefferson-Pilot                                        57,750       3,941,438
                                                                 ---------------
                                                                     16,034,001
                                                                 ---------------
  Lodging 1.2%
  Marriott International -
   Class A                                              157,500       4,626,562
                                                                 ---------------
  Medical-Equipment & Supplies 3.2%
  Abbott Laboratories                                   100,000       4,800,000
  Becton, Dickinson & Co.                                67,600       2,873,000
  Johnson & Johnson                                      56,000       4,550,000
                                                                 ---------------
                                                                     12,223,000
                                                                 ---------------
  Oil Field Equipment & Services 1.1%
  Halliburton Co.                                        91,000       2,673,125
  Schlumberger Ltd.                                      31,500       1,407,656
                                                                 ---------------
                                                                      4,080,781
                                                                 ---------------
  Publishing 2.8%
  Gannett                                                76,000       4,906,750
  McGraw-Hill                                            63,500       5,683,250
                                                                 ---------------
                                                                     10,590,000
                                                                 ---------------
  Railroads 1.0%
  Union Pacific Corp.                                    80,000       3,890,000
                                                                 ---------------
  Retail 4.2%
* Costco Cos                                             87,000       5,459,250
  Gap Inc.                                               33,000       2,427,562
  May Department Stores                                  55,000       3,317,187
  Sears, Roebuck                                         96,700       4,587,206
                                                                 ---------------
                                                                     15,791,205
                                                                 ---------------
  Semiconductors 0.5%
  Intel Corp.                                            16,500       1,775,812
                                                                 ---------------
  Tobacco 0.8%
  Philip Morris                                          54,000       3,020,625
                                                                 ---------------
  Utilities-Electric 1.9%
  Duke Energy                                            41,000       2,565,063
  Florida Progress                                       55,000       2,351,250
  FPL Group                                              36,000       2,205,000
                                                                 ---------------
                                                                      7,121,313
                                                                 ---------------
  Utilities-Gas 1.7%
  Enron Corp.                                            86,000       4,520,375
  Sonat, Inc.                                            60,000       1,781,250
                                                                 ---------------
                                                                      6,301,625
                                                                 ---------------
  Utilities-Telephone 1.4%
  GTE Corp.                                              86,000       5,332,000
                                                                 ---------------
  Total Common Stocks
   (Cost $130,930,768)                                              227,141,675
                                                                 ---------------
  Corporate Short-Term Notes 8.8%
  American Express
   5.1%, 12/31/98                                         4000M       3,983,000
  Avnet Inc.
   5.18%, 12/14/98                                        1500M   $   1,497,194
  CIT Group Holdings
   5.13%, 12/30/98                                       14000M      13,942,145
  IBM Credit Corp.
   4.85%, 12/31/98                                        2000M       1,991,917
  John Deere Capital
   4.86%, 12/04/98                                        7000M       6,997,165
  Norwest Financial
   5.18%, 12/01/98                                        5000M       5,000,000
                                                                 ---------------
  Total Corporate Short-Term Notes
   (Cost $33,411,421)                                                33,411,421
                                                                 ---------------
  Total Investments
   (Cost $298,360,028)**                                            398,144,729

  Excess of Liabilities
   Over Other Assets (5.2%)                                         (19,609,603)
                                                                 ---------------
  Net Assets                                                      $ 378,535,126
                                                                 ===============

--------------------------------------------------------------------------------
 *   Non-income producing.

** Cost for federal income taxes is substantially similar. At November 30, 1998 net unrealized appreciation for federal income tax purposes aggregated $99,784,701 of which $102,112,328 related to appreciated securities and $2,327,627 related to depreciated securities.


See Notes to Financial Statements.

Sentinel Balanced Fund
Statement of Assets and Liabilities
at November 30, 1998
--------------------------------------------------------------------------------

Assets
Investments at value                                               $398,144,729
Cash and cash equivalents                                               571,150
Receivable for securities sold                                        5,082,137
Receivable for fund shares sold                                         257,278
Receivable for dividends and interest                                 2,662,679
                                                                   -------------
   Total Assets                                                     406,717,973
                                                                   -------------

Liabilities
Payable for securities purchased                                     27,298,188
Payable for fund shares repurchased                                     370,964
Accrued expenses                                                         82,057
Management fee payable                                                  187,804
Distribution fee payable (Class A Shares)                               161,476
Distribution fee payable (Class B Shares)                                43,127
Distribution fee payable (Class C Shares)                                 1,175
Fund service fee payable                                                 38,056
                                                                   -------------
   Total Liabilities                                                 28,182,847
                                                                   -------------
Net Assets Applicable to Outstanding Shares                        $378,535,126
                                                                   =============

Net Asset Value and Offering Price per Share

   Class A Shares
$330,066,783 / 15,808,573 shares outstanding                       $      20.88
Sales Charge -- 5.00% of offering price                                    1.10
                                                                   -------------
Maximum Offering Price                                             $      21.98
                                                                   =============

   Class B Shares
$46,945,543 / 2,245,632 shares outstanding                         $      20.91
                                                                   =============

   Class C Shares
$1,522,800 / 72,865 shares outstanding                             $      20.90
                                                                   =============

Net Assets Represent
Capital stock at par value                                         $    181,271
Paid-in capital                                                     250,422,055
Accumulated undistributed net investment income                       1,300,366
Accumulated undistributed net realized gain
   on investments                                                    26,846,733
Unrealized appreciation of investments                               99,784,701
                                                                   -------------
Net Assets                                                         $378,535,126
                                                                   =============
Investments at Cost                                                $298,360,028
                                                                   =============


See Notes to Financial Statements.


Sentinel Balanced Fund
Statement of Operations
For the Year Ended November 30, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends                                                          $  4,039,182
Interest                                                              9,666,708
                                                                   -------------
   Total Income                                                      13,705,890
                                                                   -------------
Expenses:
Management advisory fee                                               2,219,171
Transfer agent and custodian                                            523,860
Distribution expense (Class A Shares)                                   973,865
Distribution expense (Class B Shares)                                   361,064
Distribution expense (Class C Shares)                                     4,243
Accounting services                                                     110,385
Auditing fees                                                            26,090
Legal fees                                                               10,975
Reports and notices to shareholders                                      36,515
Directors' fees and expenses                                             38,499
Other                                                                    46,438
                                                                   -------------
   Total Expenses                                                     4,351,105
   Expense Offset                                                       (45,480)
                                                                   -------------
   Net Expenses                                                       4,305,625
                                                                   -------------
Net Investment Income                                                 9,400,265
                                                                   -------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                            26,819,535
Net change in unrealized appreciation                                 4,726,009
                                                                   -------------
Net Realized and Unrealized Gain on Investments                      31,545,544
                                                                   -------------
Net Increase in Net Assets from Operations                         $ 40,945,809
                                                                   =============


See Notes to Financial Statements.

Sentinel Balanced Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                           Year            Year
                                                          Ended           Ended
                                                       11/30/98        11/30/97
                                                  --------------  --------------
Increase in Net Assets from Operations
Net investment income                             $   9,400,265   $   9,300,414
Net realized gain on sales of investments            26,819,535      19,528,942
Net change in unrealized appreciation                 4,726,009      17,871,222
                                                  --------------  --------------
Net increase in net assets from operations           40,945,809      46,700,578
                                                  --------------  --------------
Distributions to Shareholders
From net investment income
  Class A Shares                                     (8,757,240)     (8,713,721)
  Class B Shares                                       (681,123)       (386,612)
  Class C Shares                                         (6,238)             --
From net realized gain on investments
  Class A Shares                                    (18,036,497)     (7,122,678)
  Class B Shares                                     (1,576,559)       (285,241)
  Class C Shares                                             --              --
                                                  --------------  --------------
Total distributions to shareholders                 (29,057,657)    (16,508,252)
                                                  --------------  --------------
From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                     35,425,569      34,678,474
  Class B Shares                                     20,459,943      14,295,999
  Class C Shares                                      1,476,109              --
Net asset value of shares in reinvestment
    of dividends and distributions
  Class A Shares                                     24,763,831      14,292,974
  Class B Shares                                      2,110,105         615,243
  Class C Shares                                          6,238              --
                                                  --------------  --------------
                                                     84,241,795      63,882,690
Less: Payments for shares reacquired
  Class A Shares                                    (55,473,366)    (59,461,675)
  Class B Shares                                     (3,659,707)     (1,308,672)
  Class C Shares                                         (2,229)             --
                                                  --------------  --------------
Increase in net assets from capital share
    transactions                                     25,106,493       3,112,343
                                                  --------------  --------------
Total Increase in Net Assets for period              36,994,645      33,304,669
Net Assets: Beginning of period                     341,540,481     308,235,812
                                                  ==============  ==============
Net Assets: End of period                         $ 378,535,126   $ 341,540,481
                                                  ==============  ==============

Undistributed Net Investment Income
   at End of Period                               $   1,300,366   $   1,371,840
                                                  ==============  ==============




See Notes to Financial Statements.

Sentinel Balanced Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
--------------------------------------------------------------------------------

                                                                     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class A Shares                                                         11/30/98     11/30/97     11/30/96     11/30/95     11/30/94
                                                                    ------------ ------------ ------------ ------------ ------------

Net asset value at beginning of period                                $   20.29    $   18.55    $   16.84    $   14.08    $   15.27
                                                                    ------------ ------------ ------------ ------------ ------------

Income (loss) from Investment Operations
Net investment income                                                      0.54         0.56         0.54         0.58         0.58
Net realized and unrealized gain (loss) on investments                     1.76         2.18         2.13         2.78        (1.12)
                                                                    ------------ ------------ ------------ ------------ ------------
Total from investment operations                                           2.30         2.74         2.67         3.36        (0.54)
                                                                    ------------ ------------ ------------ ------------ ------------

Less Distributions
Dividends from net investment income                                       0.55         0.55         0.54         0.59         0.56
Distributions from realized gains on investments                           1.16         0.45         0.42         0.01         0.09
                                                                    ------------ ------------ ------------ ------------ ------------
Total Distributions                                                        1.71         1.00         0.96         0.60         0.65
                                                                    ------------ ------------ ------------ ------------ ------------

Net asset value at end of period                                      $   20.88    $   20.29    $   18.55    $   16.84    $   14.08
                                                                    ============ ============ ============ ============ ============


Total Return (%) *                                                         12.2         15.4         16.6         24.4         (3.6)

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                            1.12         1.16         1.20         1.27         1.21
Ratio of expenses to average net assets before
   expense reductions (%) **                                               1.13         1.17         1.22         1.29         1.21
Ratio of net investment income to average net assets (%)                   2.69         2.93         3.13         3.77         3.97
Portfolio turnover rate (%)                                                  81           63           83          110           66
Average commission rate paid per share                              $    0.0600    $  0.0600    $  0.0600          N/A          N/A
Net assets at end of period (000 omitted)                           $   330,067    $ 314,948    $ 297,288    $ 267,103    $ 226,328


See Notes to Financial Statements.

Sentinel Balanced Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
--------------------------------------------------------------------------------

                                                                                Eight Months                              Period
                                                          Year Ended Year Ended        Ended                           5/4/98 to
Class B Shares                                              11/30/98   11/30/97 11/30/96 (A)     Class C Shares     11/30/98 (B)
                                                          ---------- ---------- ------------                        ------------
Net asset value at beginning of period                     $   20.32  $   18.58  $   17.09                            $   20.87
                                                          ---------- ---------- ------------                        ------------
Income from Investment Operations
Net investment income                                           0.38       0.42       0.26                                 0.20
Net realized and unrealized gain (loss) on investments          1.77       2.18       1.37                                (0.01)
                                                          ---------- ---------- ------------                        ------------
Total from investment operations                                2.15       2.60       1.63                                 0.19
                                                          ---------- ---------- ------------                        ------------
Less Distributions
Dividends from net investment income                            0.40       0.41       0.14                                 0.16
Distributions from realized gains on investments                1.16       0.45         --                                   --
                                                          ---------- ---------- ------------                        ------------
Total Distributions                                             1.56       0.86       0.14                                 0.16
                                                          ---------- ---------- ------------                        ------------
Net asset value at end of period                           $   20.91  $   20.32  $   18.58                            $   20.90
                                                          ========== ========== ============                        ============
Total Return (%) *                                              11.3       14.6        9.6 ++                               0.9 ++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                 1.89       1.88       2.12 +                               2.17 +
Ratio of expenses to average net assets before
   expense reductions (%) **                                    1.90       1.89       2.13 +                               2.18 +
Ratio of net investment income to average net assets (%)        1.91       2.21       2.21 +                               1.63 +
Portfolio turnover rate (%)                                       81         63         83                                   81
Average commission rate paid per share                     $  0.0600  $  0.0600  $  0.0600                            $  0.0600
Net assets at end of period (000 omitted)                  $  46,946  $  26,593  $  10,948                            $   1,523


(A)  Commenced operations April 1, 1996.
(B)  Commenced operations May 4, 1998
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995,the earning credits as described in Notes (2) and (1) H.
N/A  Not applicable to periods prior to 1996.


See Notes to Financial Statements.

Sentinel Growth Fund seeks long-term growth of capital through intensively managed primary investments in companies with seasoned, yet aggressive managements.


                             Sentinel Growth Fund


The Sentinel Growth Fund, which is comprised of many medium-size and smaller stocks, underperformed during the first half of the year but benefited from a recovery in mid-cap stocks and technology shares during the second half of the fiscal year.

The Sentinel Growth Fund Class A Shares earned a total return of 8.3% during the fiscal year ended November 30, 1998. The average fund in the Lipper Growth Fund universe earned a 14.3% return and the Standard & Poor's 500 produced a 23.7% return. Over the last three years, the Fund has provided a compounded annual return to shareholders of 19.1%.

Large capitalization stocks, which dominate the return on the S&P 500, outperformed medium and small cap stocks by a wide margin during the first half of the fiscal year. The primary reasons for the strong performance of large cap stocks were: 1) a preference among U.S. investors for companies with earnings predictability and trading liquidity, and 2) a preference among foreign investors for large, well-known companies. The Sentinel Growth Fund, which is comprised of many medium-size and smaller stocks, underperformed during the first half of the year but benefited from a recovery in mid-cap stocks and technology shares during the second half of the fiscal year.

During the first half of the year, the Fund's overweighted position in health care, along with strong stock selection in that sector, contributed positively to the portfolio. Stock selection in the consumer sector was hurt by an underweighting in large capitalization retail companies and an overweighting in tobacco stocks. An overweighted position in technology, particularly semiconductor-related stocks, also hurt performance.

Most of these factors reversed themselves in the second half of the year as performance was helped by our overweighted positions in tobacco and technology stocks. An overweight position in financial stocks, along with above average stock selection in that sector, also contributed positively to performance. The only significant negative impact on the portfolio was the poor performance of the health care sector, particularly stocks in the long-term care industry.

Looking forward, we envision an environment of relatively slow economic growth, low inflation, and low interest rates. With the S&P 500 now


Average Annual
Total Return -
Class A Shares
Through 11/30/98
          w/sales    w/o sales
Period    charge+    charge
 1 Year     2.9%       8.3%
------------------------------
 5 Years   13.7%      14.9%
------------------------------
10 Years   12.6%      13.2%
------------------------------

+Sales charge applicable to year of initial investment.

                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
Sentinel Growth Fund Performance - Class A Shares
Ten Years Ended 11/30/98

Growth Fund               Growth Fund     Lipper's Growth      S&P
                            with/load       Fund Avg.          500
 0 Nov.'88                   10,000          10,000          10,000
 1 Nov.'89                   12,135          12,949          13,080
 2 Nov.'90                   11,970          12,111          12,627
 3 Nov.'91                   13,789          15,405          15,193
 4 Nov.'92                   16,610          18,249          17,993
 5 Nov.'93                   16,391          20,346          19,806
 6 Nov.'94                   15,549          20,641          20,019
 7 Nov.'95                   19,415          27,216          27,409
 8 Nov.'96                   23,803          33,172          35,049
 9 Nov.'97                   30,291          40,497          45,092
10 Nov.'98                   32,816          46,296          55,764


*An unmanaged index of stocks reflecting average prices in the stock market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

having outperformed mid-cap and small-cap stocks for several years in a row, we would expect investors to once again focus on the superior earnings growth and superior relative values of companies in the small and mid-cap sectors. The fund is well-positioned for such an environment with a significant weighting in attractively-valued medium-sized companies in growth industries. We appreciate your continued support and look forward to helping you achieve your goal of long-term capital appreciation.

/s/ Robert L. Lee
Robert L. Lee, CFA

Sentinel Growth Fund
Investment in Securities
at November 30, 1998
-------------------------------------------------------------------------------
                                                         Shares          Value
                                                                       (Note 1)
-------------------------------------------------------------------------------
   Common Stocks 99.4%
   Aerospace 1.3%
   Goodrich (B. F.)                                      35,000       $1,327,813
                                                                    ------------
   Banks 2.9%
   Cullen Frost Bankers, Inc.                            27,800        1,490,775
   Mercantile Bankshares                                 40,000        1,405,000
                                                                    ------------
                                                                       2,895,775
                                                                    ------------
   Beverages 1.9%
   Pepsico Inc.                                          50,000        1,934,375
                                                                    ------------
   Chemicals 1.3%
   Cambrex Corp.                                         48,800        1,366,400
   Computer Products & Services 4.6%
                                                                    ------------
   Automatic Data Processing                              7,200          554,400
   Compaq Computer                                       80,000        2,600,000
   Hewlett Packard                                       24,000        1,506,000
                                                                    ------------
                                                                       4,660,400
                                                                    ------------
   Consumer & Business Services 6.9%
*  Affiliated Computer Services                         100,000        3,831,250
   Electronic Data Systems                               42,900        1,673,100
*  Filenet Corp.                                         55,000          470,938
   Omnicom Group                                         20,000        1,068,750
                                                                    ------------
                                                                       7,044,038
                                                                    ------------
   Drugs 1.8%
   American Home Products                                18,000          958,500
   Merck & Co.                                            5,900          913,762
                                                                    ------------
                                                                       1,872,262
                                                                    ------------
   Entertainment 2.7%
*  Cox Communications                                    52,000        2,739,750
                                                                    ------------
   Financial Services 1.7%
   American Express                                      12,000        1,200,750
   SLM Holdings Corp.                                    11,000          484,000
                                                                    ------------
                                                                       1,684,750
                                                                    ------------
   Foods 4.5%
   Hershey Foods Corp                                     8,000          538,000
   McCormick & Co.                                       53,000        1,768,875
   Sara Lee                                              10,000          583,750
*  Sodexho Marriott Services                             60,000        1,650,000
                                                                    ------------
                                                                       4,540,625
                                                                    ------------
   Healthcare Providers 1.2%
*  Genesis Health Ventures                              125,000        1,195,313
                                                                    ------------
   Industrial - Diversified 1.2%
*  Bush Boake Allen                                      35,000        1,194,375
                                                                    ------------
   Insurance 3.3%
   Enhance Financial Services                            65,000        1,909,375
   Life Reassurance Corp.                                15,000        1,412,813
                                                                    ------------
                                                                       3,322,188
                                                                    ------------

   Lodging 1.0%
   Marriott International -
     Class A                                                35,000   $ 1,028,125
                                                                    ------------
   Manufacturing - Diversified 0.7%
   Bemis Co.                                                20,000       756,250
                                                                    ------------
   Marketing Services 4.1%
*  Acxiom Corp                                              90,000     2,126,250
*  Catalina Marketing Corp.                                 35,000     2,038,750
                                                                    ------------
                                                                       4,165,000
                                                                    ------------
   Medical - Equipment & Supplies 5.7%
   Abbott Laboratories                                      12,400       595,200
   Becton Dickinson & Co.                                   20,400       867,000
   Hillenbrand Industries                                   45,000     2,556,562
   Medtronic Inc.                                           26,600     1,800,487
                                                                    ------------
                                                                       5,819,249
                                                                    ------------
   Medical - Lab & Testing Services 2.5%
*  Covance Inc.                                            100,000     2,500,000
                                                                    ------------
   Oil Field Equipment & Services 2.1%
*  Smith International                                      90,000     2,171,250
                                                                    ------------
   Restaurants 7.3%
*  Outback Steakhouse                                       60,000     2,130,000
   Ruby Tuesday, Inc.                                      170,000     3,166,250
   Sbarro, Inc.                                             80,000     2,080,000
                                                                    ------------
                                                                       7,376,250
                                                                    ------------
   Retail 5.8%
*  Costco Cos                                               16,000     1,004,000
   Ethan Allen Interiors                                    26,200     1,034,900
   Home Depot                                               21,000     1,044,750
   Wal Mart Stores Inc.                                     38,000     2,861,875
                                                                    ------------
                                                                       5,945,525
                                                                    ------------
   Retail - Apparel 4.5%
   Gap                                                      16,800     1,235,850
*  Lands' End Inc.                                          28,200       636,262
   TJX Companies                                            20,000       512,500
*  Wet Seal Inc. - Class A                                  80,000     2,220,000
                                                                    ------------
                                                                       4,604,612
                                                                    ------------
   Semiconductors & Semiconductor Equipment 11.7%
*  Applied Materials Inc.                                   61,600     2,387,000
   Dallas Semiconductor Corp.                               48,000     1,812,000
   Intel Corp.                                              18,000     1,937,250
*  KLA Instruments                                          55,500     1,890,469
*  Novellus Systems                                         50,000     2,481,250
*  Photronics Inc.                                          72,200     1,444,000
                                                                    ------------
                                                                      11,951,969
                                                                    ------------
   Software 3.9%
*  Microsoft Corp.                                           9,000     1,098,000
*  Novell Inc.                                             170,000     2,815,625
                                                                    ------------
                                                                       3,913,625
                                                                    ------------
   Telecommunications 7.3%
   AT & T                                             21,200        $  1,321,025
*  Airtouch Communications                            10,000             571,875
*  Cisco Systems Inc.                                 10,000             753,750
*  MCI Worldcom                                       55,200           3,256,800
   Motorola                                           25,000           1,550,000
                                                                    ------------
                                                                       7,453,450
                                                                    ------------
   Tobacco 5.4%
   Philip Morris                                      70,500           3,943,594
   UST, Inc.                                          44,000           1,529,000
                                                                    ------------
                                                                       5,472,594
                                                                    ------------
   Utilities 2.1%
*  CalEnergy Inc.                                     69,200           2,166,825
                                                                    ------------
   Total Common Stocks
     (Cost $93,493,532)**                                            101,102,788
                                                                    ------------
   Excess of Other Assets
     Over Liabilities 0.6%                                               633,266
                                                                    ------------
   Net Assets                                                       $101,736,054
                                                                    ============
--------------------------------------------------------------------------------
 * Non-income producing.
** Also cost for federal income tax purposes. At November 30, 1998 net unrealized appreciation for federal income tax purposes aggregated $7,609,256 of which $14,017,440 related to appreciated securities and $6,408,184 related to depreciated securities.


                                              See Notes to Financial Statements.

Sentinel Growth Fund
Statement of Assets and Liabilities
at November 30, 1998
--------------------------------------------------------------------------------

Assets
Investments at value                                               $101,102,788
Cash and cash equivalents                                               805,987
Receivable for fund shares sold                                          63,706
Receivable for dividends                                                 29,315
                                                                 --------------
   Total Assets                                                     102,001,796
                                                                 --------------
Liabilities
Payable for fund shares repurchased                                      78,736
Accrued expenses                                                         46,684
Management fee payable                                                   50,949
Distribution fee payable  (Class A Shares)                               68,244
Distribution fee payable  (Class B Shares)                                3,146
Fund service fee payable                                                 17,983
                                                                 --------------
   Total Liabilities                                                    265,742
                                                                 --------------
Net Assets Applicable to Outstanding Shares                        $101,736,054
                                                                 ==============
   Class A Shares
$97,894,832 / 6,683,438 shares outstanding                         $      14.65
Sales Charge--5.00% of offering price                                      0.77
                                                                 --------------
Maximum Offering Price                                             $      15.42
                                                                 ==============

   Class B Shares
$3,841,222 / 264,547 shares outstanding                            $      14.52
                                                                 ==============

Net Assets Represent
Capital stock at par value                                         $     69,480
Paid-in capital                                                      86,433,052
Accumulated distributions in excess of
   net investment income                                                (24,789)
Accumulated undistributed net realized gain
   on investments                                                     7,649,055
Unrealized appreciation of investments                                7,609,256
                                                                 ---------------
Net Assets                                                         $101,736,054
                                                                 ===============
Investments at Cost                                                $ 93,493,532
                                                                 ===============

Sentinel Growth Fund
Statement of Operations
For the Year Ended November 30, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends                                                            $  761,265
Interest                                                                230,169
                                                                 ---------------
   Total Income                                                         991,434
                                                                 ---------------
Expenses:
Management advisory fee                                                 591,429
Transfer agent and custodian                                            257,992
Distribution expense (Class A Shares)                                   283,040
Distribution expense (Class B Shares)                                    19,228
Accounting services                                                      29,200
Auditing fees                                                            10,250
Legal fees                                                                5,125
Reports and notices to shareholders                                      18,175
Directors' fees and expenses                                             10,268
Other                                                                    26,968
                                                                 ---------------
   Total Expenses                                                     1,251,675
   Expense Offset                                                       (22,987)
                                                                 ---------------
   Net Expenses                                                       1,228,688
                                                                 ---------------
Net Investment Loss                                                    (237,254)
                                                                 ---------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sales of investments                             7,709,262
Net change in unrealized appreciation (depreciation)                   (175,673)
                                                                 ---------------
Net Realized and Unrealized Gain on Investments                       7,533,589
                                                                 ---------------
Net Increase in Net Assets from Operations                           $7,296,335
                                                                 ===============

See Notes to Financial Statements.

Sentinel Growth Fund
Statement of Changes in Net Assets



----------------------------------------------------------------------------------------
                                                                  Year             Year
                                                                 Ended            Ended
                                                              11/30/98         11/30/97
                                                         --------------   --------------
Increase in Net Assets from Operations
Net investment loss                                      $    (237,254)   $    (114,399)
Net realized gain on sales of investments                    7,709,262       24,318,310
Net change in unrealized appreciation (depreciation)          (175,673)      (5,377,151)
                                                         --------------   --------------
Net increase in net assets from operations                   7,296,335       18,826,760
                                                         --------------   --------------
Distributions to Shareholders
From net investment income
  Class A Shares                                                    --          (59,692)
  Class B Shares                                                    --               --
From net realized gain on investments
  Class A Shares                                           (24,253,869)     (11,151,823)
  Class B Shares                                                    --               --
                                                         --------------   --------------
Total distributions to shareholders                        (24,253,869)     (11,211,515)
                                                         --------------   --------------
From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                            16,027,433       10,603,174
  Class B Shares                                             4,100,488               --
Net asset value of shares in reinvestment
    of dividends and distributions
  Class A Shares                                            22,564,015       10,331,592
  Class B Shares                                                    --               --
                                                         --------------   --------------
                                                            42,691,936       20,934,766
Less: Payments for shares reacquired
  Class A Shares                                           (11,900,854)     (10,181,809)
  Class B Shares                                              (281,977)              --
                                                         --------------   --------------
Increase in net assets from capital share transactions      30,509,105       10,752,957
                                                         --------------   --------------
Total Increase in Net Assets for period                     13,551,571       18,368,202
Net Assets: Beginning of period                             88,184,483       69,816,281
                                                         --------------   --------------
Net Assets: End of period                                $ 101,736,054    $  88,184,483
                                                         ==============   ==============

Distributions in Excess of Net Investment Income
  at End of Period                                       $     (24,789)   $     (27,862)
                                                         ==============   ===============

See Notes to Financial Statements.


Sentinel Growth Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
-----------------------------------------------------------------------------------------------------------------------------



                                                          Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
                                                            11/30/98      11/30/97      11/30/96     11/30/95     11/30/94
                                                         ------------  ------------  ------------  ------------  ------------
Net asset value at beginning of period                       $ 18.73      $  17.57     $   16.93      $ 16.15      $ 17.51
                                                         ------------  ------------  ------------  ------------  ------------
Income (loss) from Investment Operations
Net investment income (loss)                                   (0.03)        (0.02)         0.03         0.07         0.05
Net realized and unrealized gain (loss) on investments          1.08          4.00          3.23         3.33        (0.92)
                                                         ------------  ------------  ------------  ------------  ------------
Total from investment operations                                1.05          3.98          3.26         3.40        (0.87)
                                                         ------------  ------------  ------------  ------------  ------------

Less Distributions
Dividends from net investment income                           --             0.02          0.07         0.05         0.03
Distributions from realized gains on investments                5.13          2.80          2.55         2.57         0.46
                                                         ------------  ------------  ------------  ------------  ------------
Total Distributions                                             5.13          2.82          2.62         2.62         0.49
                                                         ------------  ------------  ------------  ------------  ------------
Net asset value at end of period                             $ 14.65      $  18.73     $   17.57      $ 16.93      $ 16.15
                                                         ============  ============  ============  ============  ============
Total Return (%) *                                               8.3          27.3          22.6         24.9         (5.1)

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                 1.26          1.29          1.40         1.50         1.43
Ratio of expenses to average net assets before
   expense reductions (%) **                                    1.29          1.32          1.43         1.54         1.43
Ratio of net investment income (loss)
   to average net assets (%)                                   (0.23)        (0.15)         0.16         0.42         0.30
Portfolio turnover rate (%)                                       97           161            98           84           58
Average commission rate paid per share                       $0.0600      $ 0.0600     $  0.0600          N/A          N/A
Net assets at end of period (000 omitted)                    $97,895      $ 88,184     $  69,816      $ 60,446     $ 50,447
-----------------------------------------------------------------------------------------------------------------------------

                                                              Period
                                                          1/12/98 to
Class B Shares                                           11/30/98 (A)
                                                         ------------
Net asset value at beginning of period                       $ 13.08
                                                         ------------
Income from Investment Operations
Net investment income (loss)                                   (0.17)
Net realized and unrealized gain on investments                 1.61
                                                         ------------
Total from investment operations                                1.44
                                                         ------------
Less Distributions
Dividends from net investment income                              --
Distributions from realized gains on investments                  --
                                                         ------------
Total Distributions                                               --
                                                         ------------
Net asset value at end of period                             $ 14.52
                                                          ===========

Total Return (%) *                                               11.0 ++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                  2.27 +
Ratio of expenses to
average net assets before
   expense reductions (%)**                                      2.29 +
Ratio of net investment income (loss)
   to average net assets (%)                                    (1.24)+
Portfolio turnover rate (%)                                        97
Average commission rate paid per share                       $ 0.0600
Net assets at end of period (000 omitted)                    $  3,841


(A)  Commenced operations January 12,1998
+    Annualized
++   Not annualized
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and (1) H.
N/A  Not applicable to periods prior to 1996.


See Notes to Financial Statements.
28

Sentinel Small Company Fund seeks maximum long-term growth of capital through primary investments in a diversified portfolio of common stocks issued by small and medium-sized companies.


                          Sentinel Small Company Fund


Good stock selection, a lack of cyclical exposure and the fact that we locked in profits throughout the year, were key factors behind this year's favorable relative performance.

The Sentinel Small Company Fund Class A Shares achieved a return of 2.7% for the twelve-month period ending November 30, 1998. This performance compares favorably to the -6.7% average return for the universe of Lipper Small Company Funds and was better than the -6.3% returned by the Russell 2000 index. For the three-year period ending November 30, 1998, the Sentinel Small Company Fund achieved an annualized return of 15.5%. This also compares favorably to the annualized average return of 10.5% for the Lipper Small Company funds and an annualized return of 10.4% for the Russell 2000 index.

Good stock selection and a lack of cyclical exposure were key factors behind this year's favorable relative performance. Some notable events this year included Cardinal Health's acquisition of R. P. Scherer, Swiss Re's acquisition of Life Re, a management led buyout of Dynatech and ConAgra's acquisition of Goodmark Foods. Dexter Corp.'s latest bid for the shares of its subsidiary, Life Technologies, that it does not already own and the Sbarro family's current attempt to buy the publicly traded shares of their restaurant chain also were important events. Your Fund's investment in Affiliated Computer Services was a particularly rewarding holding in an otherwise difficult environment for many small capitalization stocks.

The fact that we locked in profits throughout the year in some of the Fund's biggest winners was another reason for the strong relative performance this year. We are usually reluctant to sell winners unless valuation, deteriorating fundamentals, a large position size or market cap considerations warrant us to take such action. Indeed, a significant majority of this year's gains were realized by selling some long-term holdings that had become meaningfully overvalued or presented a deteriorating fundamental outlook. Selling the shares of large cap companies that were received as a result of mergers also contributed to this year's gains.

Looking forward to 1999, we will continue to search for attractively valued companies that are solving problems or creating competitive advantages for their customers. Companies with products or services that provide real solutions to customers' needs or problems should enjoy the increasingly rare ability to increase unit volume and preserve pricing power. Of course,

--------------------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/98
                     w/sales       w/o sales
Period               charge+        charge
1 Year                -2.5%          2.7%
--------------------------------------------
3 Years               13.5%         15.5%
--------------------------------------------
5 Years               10.9%         12.0%
--------------------------------------------
Since Inception*      10.5%         11.5%
--------------------------------------------
*3/1/93

+ Sales charge applicable to year of initial investment.

--------------------------------------------------------------------------------
Sentinel Small Company Fund Performance - Class A Shares
3/1/93 Inception through 11/30/98

                           [LINE GRAPH APPEARS HERE]

                          '98                 '98                '98
                     Sentinel  Lipper's Small Co.       Russell 2000
           Small Company Fund    Growth Fund Avg.             Index*
    3/1/93             10,000              10,000             10,000
  11/30/93             10,056              11,013             11,384
  11/30/94             10,259              11,053             11,257
  11/30/95             11,505              14,644             14,465
  11/30/96             14,036              17,486             16,854
  11/30/97             17,257              21,174             20,758
  11/30/98             17,718              19,747             19,444

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

* An unmanaged stock index of small capitalization companies which includes the reinvestment of all income.

we also will continue to seek exposure to those small companies that are poised to benefit from important long-term trends. The pharmaceutical industry's incessant need to develop new and better drugs and corporate America's growing appetite for specialized marketing services that are more effective than traditional mass media advertising are two good examples of the sort of trends that we expect to exploit with current holdings. As well, we continue to believe that well-managed and financially sound small companies that have developed or are developing strong brand names or attractive franchises are likely to be rewarding long-term investments. But we also believe that as long as investors remain concerned that the global economic turmoil might impact the U.S. economy, small-capitalization stocks may not meaningfully outperform the shares of large companies. Finally, while we do not want to predict when small company shares might begin to outperform the large company shares, we feel strongly that many small company stocks present compelling relative value and superior risk/reward ratios when compared to most large capitalization stocks.

As we have done over the past three years, we will continue to manage your Fund with a broadly diversified portfolio of high quality and attractively valued companies that, for the most part, operate superior businesses. Our investment approach is designed to present less overall risk while producing long-term returns that compare favorably to most other small company funds. Avoiding companies prone to problems can be a particularly rewarding investment strategy for small company investors. We hope that you will agree that your Fund's strong relative returns this fiscal year and the competitive relative returns for the three-year period ending November 30, 1998, provide some evidence that our approach has been successful. Your continued confidence in our efforts on your behalf is appreciated.


/s/ Scott T. Brayman

Scott T. Brayman, CFA


/s/ Robert L. Lee

Robert L. Lee, CFA

Sentinel Small Company Fund
Investment in Securities
at November 30, 1998
--------------------------------------------------------------------------------
                                                        Shares          Value
                                                                      (Note 1)
--------------------------------------------------------------------------------
   Common Stocks 93.8%
   Advertising Agencies 2.3%
   True North                                           100,000      $ 2,812,500
                                                                   -------------
   Banks 4.3%
   Cullen Frost Bankers Inc                              35,000        1,876,875
   Mercantile Bankshares                                 45,000        1,580,625
   Wilmington Trust Corp                                 30,000        1,740,000
                                                                   -------------
                                                                       5,197,500
                                                                   -------------
   Beverages 0.9%
*  Mondavi (Robert)  `A'                                 30,000        1,098,750
                                                                   -------------
   Chemicals 3.3%
   Cambrex Corp                                         142,000        3,976,000
                                                                   -------------
   Communications 0.1%
*  Dynatech Corp                                         17,500           43,750
                                                                   -------------
   Consumer & Business Services 13.1%
*  Affiliated Computer Services                         130,000        4,980,625
   Analysts Int'l                                       110,700        1,868,063
*  CACI  Int'l                                          100,000        1,850,000
*  FileNet Corp                                         150,000        1,284,375
*  Healthcare Services Group                            100,000          912,500
*  Sterling Commerce                                     80,000        2,900,000
   Unifirst Corporation                                 100,000        2,200,000
                                                                   -------------
                                                                      15,995,563
                                                                   -------------
   Cosmetics and Toiletries 2.0%
   Alberto-Culver Co Class A                            106,000        2,491,000
                                                                   -------------
   Electronics 4.0%
   Harman Int'l Industries                               50,000        2,134,375
   Methode Electronics `A'                              200,000        2,725,000
                                                                   -------------
                                                                       4,859,375
                                                                   -------------
   Environmental Control 3.2%
   Donaldson Co                                         100,000        2,000,000
*  TETRA Technologies                                   150,000        1,893,750
                                                                   -------------
                                                                       3,893,750
                                                                   -------------
   Financial Services 2.1%
   Duff & Phelps Credit Rating                           50,000        2,606,250
                                                                   -------------
   Food & Food Distributors 3.7%
   ConAgra                                               62,594        1,967,799
   Smart & Final Inc                                     55,000          584,375
   Tootsie Roll Industries                               30,000        1,143,750
   Worthington Foods                                     41,500          785,906
                                                                   -------------
                                                                       4,481,830
                                                                   -------------
   Healthcare Providers 1.4%
*  Genesis Health Ventures                               88,000          841,500
   Healthplan Services                                   84,000          840,000
                                                                   -------------
                                                                       1,681,500
                                                                   -------------
   Industrial - Diversified 6.1%
   Aptargroup                                           100,000        2,793,750
*  Bush Boake Allen                                     112,700        3,845,888
   Lawter Int'l                                          92,000          759,000
                                                                   -------------
                                                                       7,398,638
                                                                   -------------
   Insurance 6.9%
   Enhance Financial
     Service Group                                       70,000        2,056,250
   HCC Insurance Holdings                               100,000        1,856,250
   Horace Mann Educators                                 77,700        2,190,169
   Life Reassurance Corp                                 24,000        2,260,500
                                                                   -------------
                                                                       8,363,169
                                                                   -------------
   Investment/Advisory Services 2.5%
   Waddell & Reed Financial -
     Class A                                            100,000        2,387,500
*  Waddell & Reed Financial -
     Class B                                             30,000          701,250
                                                                   -------------
                                                                       3,088,750
                                                                   -------------
   Manufacturing - Diversified 4.1%
   Bemis Co.                                             50,000        1,890,625
   Tyco International Ltd                                48,000        3,159,000
                                                                   -------------
                                                                       5,049,625
                                                                   -------------
   Marketing Services 4.5%
*  Acxiom Corp                                           95,000        2,244,375
*  Catalina Marketing Corp                               55,000        3,203,750
                                                                   -------------
                                                                       5,448,125
                                                                   -------------
   Medical - Equipment & Supplies 6.2%
   Ballard Medical Products                              72,000        1,566,000
   Diagnostic Products                                   11,600          300,150
   Hillenbrand Industries                                25,000        1,420,312
   Life Technologies                                     50,400        1,871,100
   Mentor  Corp                                          38,600          714,100
   Minntech Corp                                         90,000        1,108,125
*  Ocular Sciences                                       25,000          562,500
                                                                   -------------
                                                                       7,542,287
                                                                   -------------
   Medical - Lab & Testing Services 2.1%
*  Covance Inc                                          100,000        2,500,000
                                                                   -------------
   Oil Field Equipment & Services 0.8%
*  Smith International                                   40,000          965,000
                                                                   -------------
   Real Estate 2.6%
   Chateau Communities Inc                              112,000        3,206,000
                                                                   -------------
   Restaurants 5.0%
   Applebee's Int'l                                      42,000          863,625
   Ruby Tuesday Inc                                     140,000        2,607,500
   Sbarro Inc                                           100,000        2,600,000
                                                                   -------------
                                                                       6,071,125
                                                                   -------------
   Retail 2.2%
   Casey's General Stores                                50,000          693,750
   Ethan Allen Interiors                                 50,000        1,975,000
                                                                   -------------
                                                                       2,668,750
                                                                   -------------
   Retail -  Apparel 3.0%
*  Lands' End Inc.                                       30,000          676,875
*  Wet Seal Inc - Class A                               107,000        2,969,250
                                                                   -------------
                                                                       3,646,125
                                                                   -------------
   Semiconductors & Semiconductor Equipment 5.2%
   Dallas Semiconductor Corp                             60,000        2,265,000
*  Novellus Systems                                      42,000        2,084,250
*  Photronics                                           100,000        2,000,000
                                                                   -------------
                                                                       6,349,250
                                                                   -------------
   Transportation 0.3%
*  Railtex Inc                                           30,000          363,750
                                                                   -------------
   Utilities 1.9%
*  CalEnergy Inc                                         75,000        2,348,437
                                                                   -------------
   Total Common Stocks
     (Cost $96,529,086)                                              114,146,799
                                                                   -------------


--------------------------------------------------------------------------------
                                                Principal Amount        Value
                                                   (M=$1,000)         (Note 1)
--------------------------------------------------------------------------------

Corporate Debt Convertible 0.2%
Phoenix Investment Partners 6%, '15
  (Cost $403,571)                                      250M        $    261,562
                                                                   -------------
Corporate Short-Term Notes 6.2%
Chevron Oil Finance 5.12%,
  12/04/98                                            1200M           1,199,488
Ford Motor Credit Corp. 4.85%,
  12/11/98                                            2000M           1,997,306
Norwest Financial 4.87%,
  12/09/98                                            3000M           2,996,753
Texaco, Inc. 5.13%,
  12/01/98                                            1300M           1,300,000
                                                                   -------------
Total Corporate Short-Term Notes
  (Cost $7,493,547)                                                   7,493,547
                                                                   -------------
Total Investments
  (Cost $104,426,204)**                                             121,901,908

Excess of Liabilities
  Over Other Assets (0.2%)                                             (200,974)
                                                                   -------------
Net Assets                                                         $121,700,934
                                                                   =============

--------------------------------------------------------------------------------
 * Non-income producing.

** Cost for federal income taxes is substantially similar. At November 30, 1998 net unrealized appreciation for federal income tax purposes aggregated $17,475,704 of which $24,557,709 related to appreciated securities and $7,082,005 related to depreciated securities.

                                              See Notes to Financial Statements.

Sentinel Small Company Fund
Statement of Assets and Liabilities
at November 30, 1998
--------------------------------------------------------------------------------

Assets
Investments at value                                                $121,901,908
Cash and cash equivalents                                                286,256
Receivable for fund shares sold                                           59,697
Receivable for dividends and interest                                     49,148
                                                                  --------------
   Total Assets                                                      122,297,009
                                                                  --------------
Liabilities
Payable for securities purchased                                         360,387
Payable for fund shares repurchased                                       41,153
Accrued expenses                                                          29,990
Management fee payable                                                    60,543
Distribution fee payable  (Class A Shares)                                64,185
Distribution fee payable  (Class B Shares)                                13,000
Fund service fee payable                                                  26,817
                                                                  --------------
   Total Liabilities                                                     596,075
                                                                  --------------
Net Assets Applicable to Outstanding Shares                         $121,700,934
                                                                  ==============

Net Asset Value and Offering Price per Share
   Class A Shares
$109,597,879 / 19,316,736 shares outstanding                        $       5.67
Sales Charge-- 5.00% of offering price                                      0.30
                                                                  --------------

Maximum Offering Price                                              $       5.97
                                                                  ==============

   Class B Shares
$12,103,055 / 2,194,588 shares outstanding                          $       5.51
                                                                  ==============

Net Assets Represent
Capital stock at par value                                          $    215,113
Paid-in capital                                                       90,930,093
Accumulated undistributed net investment income                           57,617
Accumulated undistributed net realized gain
   on investments                                                     13,022,407
Unrealized appreciation of investments                                17,475,704
                                                                  --------------
Net Assets                                                          $121,700,934
                                                                  ==============
Investments at Cost                                                 $104,426,204
                                                                  ==============


Sentinel Small Company Fund
Statement of Operations
For the Year Ended November 30, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends                                                          $    888,376
Interest                                                                654,476
                                                                  --------------
   Total Income                                                       1,542,852

Expenses:
Management advisory fee                                                 766,120
Transfer agent and custodian                                            415,402
Distribution expense (Class A Shares)                                   343,650
Distribution expense (Class B Shares)                                   101,670
Accounting services                                                      37,945
Auditing fees                                                             9,100
Legal fees                                                                4,300
Reports and notices to shareholders                                      39,000
Directors' fees and expenses                                             13,399
Other                                                                    21,458
                                                                  --------------
   Total Expenses                                                     1,752,044
   Expense Offset                                                       (23,042)
                                                                  --------------
   Net Expenses                                                       1,729,002
                                                                  --------------
Net Investment Loss                                                    (186,150)
                                                                  --------------

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sales of investments                            13,141,667
Net change in unrealized appreciation (depreciation)                 (9,868,808)
                                                                  --------------
Net Realized and Unrealized Gain on Investments                       3,272,859
                                                                  --------------
Net Increase in Net Assets from Operations                         $  3,086,709
                                                                  ==============

See Notes to Financial Statements.

Sentinel Small Company Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                  Year             Year
                                                                 Ended            Ended
                                                              11/30/98         11/30/97
                                                       ---------------- ----------------
Increase in Net Assets from Operations
Net investment income (loss)                             $    (186,150)   $     379,668
Net realized gain on sales of investments                   13,141,667       14,644,582
Net change in unrealized appreciation (depreciation)        (9,868,808)       7,565,634
                                                       ---------------- ----------------
Net increase in net assets from operations                   3,086,709       22,589,884
                                                       ---------------- ----------------
Distributions to Shareholders
From net investment income
  Class A Shares                                              (348,277)        (134,035)
  Class B Shares                                                    --               --
From realized gain on investments
  Class A Shares                                           (13,692,058)        (755,382)
  Class B Shares                                              (952,430)         (17,013)
                                                       ---------------- ----------------
Total distributions to shareholders                        (14,992,765)        (906,430)
                                                       ---------------- ----------------
From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                            10,479,815       13,878,046
  Class B Shares                                             5,429,602        5,225,981
Net asset value of shares in reinvestment
    of dividends and distributions
  Class A Shares                                            12,740,406          809,158
  Class B Shares                                               950,322           16,917
                                                       ---------------- ----------------
                                                            29,600,145       19,930,102
Less: Payments for shares reacquired
  Class A Shares                                           (18,180,818)     (19,403,606)
  Class B Shares                                              (999,866)        (358,156)
                                                       ---------------- ----------------
Increase in net assets from capital share transactions      10,419,461          168,340
                                                       ---------------- ----------------
Total Increase (Decrease) in Net Assets for period          (1,486,595)      21,851,794
Net Assets: Beginning of period                            123,187,529      101,335,735
                                                       ---------------- ----------------
Net Assets: End of period                                $ 121,700,934    $ 123,187,529
                                                       ================ ================

Undistributed Net Investment Income
  at End of Period                                       $      57,617    $     272,080
                                                       ================ ================

See Notes to Financial Statements.

Sentinel Small Company Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

------------------------------------------------------------------------------------------------------------------------------------


                                                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
Class A Shares                                            11/30/98        11/30/97        11/30/96        11/30/95        11/30/94
                                                      -------------   -------------   -------------   -------------   -------------
Net asset value at beginning of period                    $   6.30        $   5.17      $     5.20      $     5.53      $     6.87
                                                      -------------   -------------   -------------   -------------   -------------

Income from Investment Operations
Net investment income (loss)                                    --            0.02            0.01            0.02           (0.04)
Net realized and unrealized gain on investments               0.14            1.16            0.95            0.56            0.18
                                                      -------------   -------------   -------------   -------------   -------------

Total from investment operations                              0.14            1.18            0.96            0.58            0.14
                                                      -------------   -------------   -------------   -------------   -------------

Less Distributions
Dividends from net investment income                          0.02            0.01            0.03              --              --
Distributions from realized gains on investments              0.75            0.04            0.96            0.91            1.48
                                                      -------------   -------------   -------------   -------------   -------------

Total Distributions                                           0.77            0.05            0.99            0.91            1.48
                                                      -------------   -------------   -------------   -------------   -------------

Net asset value at end of period                          $   5.67        $   6.30      $     5.17      $     5.20      $     5.53
                                                      =============   =============   =============   =============   =============

Total Return (%) *                                             2.7            23.0            22.0            12.2             2.0
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)               1.31            1.34            1.47            1.56            1.58
Ratio of expenses to average net assets before
   expense reductions (%) **                                  1.33            1.36            1.51            1.60            1.58
Ratio of net investment income (loss)
   to average net assets (%)                                 (0.07)           0.38            0.23            0.26           (0.74)
Portfolio turnover rate (%)                                     45              45              60              79              46
Average commission rate paid per share                    $ 0.0600        $ 0.0600        $ 0.0600             N/A             N/A
Net assets at end of period (000 omitted)                 $109,598        $115,532        $ 99,393        $ 89,321        $ 88,420

------------------------------------------------------------------------------------------------------------------------------------

                                                                                      Eight Months
                                                        Year Ended      Year Ended           Ended
Class B Shares                                            11/30/98        11/30/97     11/30/96(A)
                                                      -------------   -------------   -------------
Net asset value at beginning of period                   $    6.18       $    5.12       $    4.82
                                                      -------------   -------------   -------------

Income from Investment Operations
Net investment loss                                          (0.03)          (0.03)          (0.03)
Net realized and unrealized gain on investments               0.11            1.13            0.33
                                                      -------------   -------------   -------------
Total from investment operations                              0.08            1.10            0.30
                                                      -------------   -------------   -------------

Less Distributions
Dividends from net investment income                            --              --              --
Distributions from realized gains on investments              0.75            0.04              --
                                                      -------------   -------------   -------------
Total Distributions                                           0.75            0.04              --
                                                      -------------   -------------   -------------
Net asset value at end of period                         $    5.51       $    6.18       $    5.12
                                                      =============   =============   =============

Total Return (%) *                                            1.7             21.6             6.2 ++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)              2.24             2.35            2.62 +
Ratio of expenses to average net assets before
   expense reductions (%) **                                 2.25             2.36            2.64 +
Ratio of net investment income (loss)
   to average net assets (%)                                (1.00)           (0.62)          (0.91)+
Portfolio turnover rate (%)                                    45               45              60
Average commission rate paid per share                   $ 0.0600        $  0.0600       $  0.0600
Net assets at end of period (000 omitted)                $ 12,103        $   7,656       $   1,943

(A)  Commenced operations April 1, 1996.
  +  Annualized
 ++  Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earnings credits as described in Notes (2) and (1) H.
N/A  Not applicable to periods prior to 1996.


See Notes to Financial Statements.

   Sentinel World Fund seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-U.S. companies.

                              Sentinel World Fund

In a year of great volatility in global financial markets, the Fund's focus on high-quality stocks and risk control continued to serve shareholders well.


For the fiscal year ended November 30, 1998 Sentinel World Fund Class A Shares recorded a gain of 10.3%, in line with the 10.4% rise posted by the average international equity fund in the Lipper universe, although behind the 16.8% return of the unmanaged MSCI Europe, Australia, and Far East Index (EAFE). In a year of great volatility in global financial markets, the Fund's focus on high-quality stocks and risk control continued to serve shareholders well. During the dramatic third-quarter sell-off in financial markets, the Fund delivered a 36th percentile return in the Lipper universe, falling well less than the average international equity fund.

Europe outperformed other regions of the world in 1998 in the run up to the launch of the Euro, Europe's new common currency, which becomes effective on January 1, 1999. The drivers of higher share prices were continued declines in interest rates, sustained low inflation, and healthy growth in corporate profits. And while European stocks suffered during the summer market correction in the wake of Russia's spectacular default on its government debt, the region rebounded significantly in the final months of the year.

Markets in the Pacific Rim continued to face difficulties during the period, with both Japan and the smaller markets of Asia delivering negative returns for the year, notwithstanding their sharp recoveries from the early-October lows. The key development in Japan was the recent announcement of a $500 billion bank bailout plan, which led to improved sentiment in the stock market and a surge in the value of the yen. And while the structural collapse in Asia's economic climate persists, the smaller markets in the region have clearly benefited from the coordinated easing of monetary policy by central banks around the world in the past few months.

The World Fund continues to have a strong bias towards stable growth-oriented companies in the consumer and utility sectors, while also retaining a healthy commitment to financials, especially in Europe, where the interest-rate climate is so favorable. On a geographic basis, the Fund's largest weighting, representing about 70% of assets, is in Europe, while Japan and the smaller markets of Asia remain underweighted relative to the EAFE Index. From a broader perspective, we will continue to favor large, well-established companies that are undervalued on a global basis while also striving for broad fund diversification to control risk.


/s/Erik B. Granade
Erik B. Granade, CFA

------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/98
         w/sales   w/o sales
Period    charge+     charge

1 Year      4.8%       10.3%
------------------------------
3 Years    10.9%       12.8%
------------------------------
5 Years    10.2%       11.3%
------------------------------
Since
Inception* 13.0%       14.0%
------------------------------
*3/1/93

+ Sales charge applicable to year of initial investment.


--------------------------------------------------------------------------------
Sentinal World Fund Performance - Class A Shares
3/1/93 inception through 11/30/98

                           [LINE GRAPH APPEARS HERE]

World Fund

                          '98                 '98               '98
                      World Fund        Lipper's Int'l          EAFE
                       with/load            Fun/Avg.            Index
     3/1/93              10000               10000              10000
   11/30/93              11786               12083              12027
   11/30/94              12746               13454              13837
   11/30/95              14050               14172              14930
   11/30/96              16226               16130              16736
   11/30/97              18258               16949              16727
   11/30/98              20145               18717              19534

* An unmanaged index of 1,114 companies representing the stock markets of Europe, Australia, New Zealand and the Far East.


Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 5% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

Sentinel World Fund
Investment in Securities
at November 30, 1998
--------------------------------------------------------------------------------
                                                      Shares            Value
                                                                       (Note 1)
--------------------------------------------------------------------------------

Common Stocks 94.5%
Argentina 1.5%
YPF S.A. (ADR)                                        60,000         $ 1,770,000
                                                                ----------------
Australia 6.6%
National Australia                                   190,000           2,840,618
News Corporation                                     350,000           2,454,457
Rio Tinto Limited                                    149,625           1,925,199
Westpac Bank Corp Ord.                                96,008             639,955
                                                                ----------------
                                                                       7,860,229
                                                                ----------------
Denmark 3.0%
Den Danske Bank                                       20,000           2,577,240
Novo Nordisk (ADR)                                    15,000             866,250
                                                                ----------------
                                                                       3,443,490
                                                                ----------------
Finland 0.4%
Cultor                                                46,200             426,034
                                                                ----------------
France 9.2%
Alcatel Alsthom (ADR)                                 40,005           1,035,130
Credit Commercial                                     25,000           2,154,144
Elf Aquitaine (ADR)                                   28,785           1,791,866
Group Danone                                          10,500           3,068,797
Guyenne et Gascogne                                    2,940           1,278,542
Societe Generale                                      10,850           1,711,625
                                                                ----------------
                                                                      11,040,104
                                                                ----------------
Germany 5.7%
BASF AG                                               45,000           1,733,272
Bayer A.G. Ord.                                       60,000           2,564,269
Deutsche Bank                                         25,000           1,618,902
Siemens A.G.                                          13,000             921,638
                                                                ----------------
                                                                       6,838,081
                                                                ----------------
Hong Kong 1.3%
HSBC Holdings                                         60,890           1,561,080
                                                                ----------------
Italy 3.4%
San Paolo IMI SpA (ADR)                               62,700           2,069,100
Telecom Italia (ADR)                                  25,000           2,018,750
                                                                ----------------
                                                                       4,087,850
                                                                ----------------
Japan 14.4%
Canon                                                 80,000           1,766,162
Daiichi Pharmaceuticals                              110,000           1,687,432
Dai Nippon Printing Co                                70,000           1,014,163
Fuji Photo Film                                       50,000           1,866,807
Ito-Yokado                                            23,000           1,403,839
Kyocera Corp                                          30,000           2,122,073
Mitsubishi Heavy Industry                            400,000           1,496,692
Murata Manufacturing                                  70,000           2,738,525
Nintendo Co                                           20,000           1,852,198
Sankyo Co LTD                                         65,000           1,477,213
                                                                ----------------
                                                                      17,425,104
                                                                ----------------
Mexico 1.0%
Telefonos de Mexico (ADR)                             27,500           1,280,469
                                                                ----------------
Netherlands 7.7%
ABN Amro Bank                                         84,876           1,750,983
Akzo Nobel N.V.                                       42,000           1,724,114
Hollandsche Beton
  Groep N.V.                                          60,000             694,295
ING Groep N.V.                                        27,290           1,564,654
Unilever N.V. (ADR)                                   45,000           3,479,063
                                                                ----------------
                                                                       9,213,109
                                                                ----------------
Norway 1.4%
Norsk Hydro (ADR)                                     45,000           1,648,125
                                                                ----------------
Portugal 1.7%
Portugal Telecom (ADR)                                45,000           1,982,813
                                                                ----------------
South Korea 0.2%
Pohang Iron & Steel Co                                 6,740             291,021
                                                                ----------------
Spain 8.0%
Banco Popular                                         30,000           2,207,567
Banco Santander                                       48,000             982,992
Endesa (ADR)                                         105,000           2,730,000
Repsol (ADR)                                          40,000           2,245,000
Telefonica de
  Espana S.A. (ADR)                                   10,000           1,393,750
                                                                ----------------
                                                                       9,559,309
                                                                ----------------
Sweden 4.3%
Aga B Free                                            85,000           1,001,534
Astra AB B Free                                      156,333           2,791,832
Volvo AB B                                            60,625           1,406,336
                                                                ----------------
                                                                       5,199,702
                                                                ----------------
Switzerland 4.8%
Nestle A.G. Registered                                 1,575           3,275,602
Novartis A.G. Registered                               1,348           2,532,817
                                                                ----------------
                                                                       5,808,419
                                                                ----------------
United Kingdom 19.9%
Albright & Wilson                                    450,000             594,126
Assoc. Brit. Food                                    250,000           2,537,413
British Airways plc (ADR)                             18,000           1,253,250
British Steel (ADR)                                   75,000           1,284,375
British Telecom plc (ADR)                             25,000           2,488,500
Carlton Communications                               150,000           1,196,916
Diageo plc                                           138,240           1,559,367
Glaxo Hldg plc (ADR)                                  25,000           1,587,500
Johnson Matthey plc                                  100,000             680,769
National Westminster
  Bank plc                                           111,342           2,047,011
Powergen plc                                         175,000           2,428,903
Severn Trent Water plc                               103,235           1,768,481
Shell Transport &
  Trading (ADR)                                       62,000           2,251,375
Tesco plc                                            751,509           2,238,656
                                                                ----------------
                                                                      23,916,642
                                                                ----------------
Total Common Stocks
  (Cost $87,441,642)                                                 113,351,581
                                                                ----------------

Preferred Stocks 1.5%
Germany
RWE A.G
  (Cost $1,239,670)                                   35,000           1,863,581
                                                                ----------------

Corporate Short-Term Notes 2.5%
IBM Credit Corp. 4.85%,
  12/01/98                                             2000M        $  2,000,000
John Deere Capital Corp. 4.86%,
  12/04/98                                             1000M             999,596
                                                                ----------------
  (Cost $2,999,596)                                                    2,999,596
                                                                ----------------
Total Investments
  (Cost $91,680,908)*                                                118,214,758
                                                                ----------------

Excess of Other Assets
  Over Liabilities 1.5%                                                1,750,263
                                                                ----------------
Net Assets                                                          $119,965,021
                                                                ================

--------------------------------------------------------------------------------
                          Summary of Foreign Securities
                           by Industry Classification

                                                      Percent of        Value
Industry                                              Net Assets       (Note 1)
Airlines                                                  1.0%      $  1,253,250
Automobiles, Auto Parts                                   1.2%         1,406,336
Banks                                                    17.2%        20,600,137
Biotechnology                                             2.3%         2,791,832
Broadcasting                                              2.0%         2,454,457
Building Materials, Construction                          0.6%           694,295
Chemicals                                                 4.9%         5,884,043
Distributors, Food & Health                               4.7%         5,606,210
Electrical Components                                     2.5%         3,043,711
Entertainment                                             2.5%         3,049,114
Financial Services                                        2.6%         3,125,734
Foods, Beverage                                           1.7%         1,985,401
Foods, Grocery                                            2.9%         3,479,063
Gold, Precious Metals                                     2.2%         2,605,968
Healthcare - Diversified                                  1.2%         1,477,213
Healthcare - Drug/Pharmacy                                5.6%         6,673,999
Machinery                                                 1.2%         1,496,692
Manufacturing & Process                                   3.7%         4,471,797
Office Equipment & Supply                                 1.5%         1,766,162
Oil                                                       8.1%         9,706,366
Photography                                               1.6%         1,866,807
Printing, Publishing                                      0.8%         1,014,163
Retail - Drug & Food                                      5.7%         6,792,800
Retail - General                                          1.2%         1,403,839
Steel                                                     1.3%         1,575,396
Telecommunications                                        8.5%        10,199,412
Utilities - Electric                                      7.3%         8,790,965
                                                         -----       -----------
                                                         96.0%      $115,215,162
                                                         =====       ===========

--------------------------------------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 1998 net unrealized appreciation for federal income tax purposes aggregated $26,533,850 of which $32,255,260 related to appreciated securities and $5,721,410 related to depreciated securities.

  (ADR) - American Depository Receipt



                                              See Notes to Financial Statements.
36

Sentinel World Fund
Statement of Assets and Liabilities
at November 30, 1998
--------------------------------------------------------------------------------

Assets
Investments at value                                             $ 118,214,758
Cash and cash equivalents                                              794,131
Foreign currency (cost $1,478,344)                                   1,472,529
Receivable for fund shares sold                                        368,956
Receivable for dividends and interest                                  415,700
                                                               ----------------
   Total Assets                                                    121,266,074
                                                               ----------------

Liabilities
Payable for fund shares repurchased                                  1,116,003
Accrued expenses                                                        33,705
Management fee payable                                                  59,826
Distribution fee payable (Class A Shares)                               56,065
Distribution fee payable (Class B Shares)                               17,341
Distribution fee payable (Class C Shares)                                1,319
Fund service fee payable                                                16,794
                                                               ----------------
   Total Liabilities                                                 1,301,053
                                                               ----------------
Net Assets Applicable to Outstanding Shares                      $ 119,965,021
                                                               ================
Net Asset Value and Offering Price per Share
   Class A Shares
$100,789,778/5,540,261 shares outstanding                        $       18.19
Sales Charge--5.00% of offering price                                     0.96
                                                               ----------------
Maximum Offering Price                                           $       19.15
                                                               ================
   Class B Shares
$18,162,656/1,013,484 shares outstanding                         $       17.92
                                                               ================
   Class C Shares
$1,012,587/56,088 shares outstanding                             $       18.05
                                                               ================

Net Assets Represent
Capital stock at par value                                       $      66,098
Paid-in capital                                                     93,651,154
Accumulated undistributed net investment income                        999,423
Accumulated undistributed net realized loss
   on investments and foreign exchange                              (1,283,932)
Unrealized appreciation of investments
   and foreign exchange                                             26,532,278
                                                               ----------------
Net Assets                                                       $ 119,965,021
                                                               ================
Investments at Cost                                              $  91,680,908
                                                               ================

Investment Income
Income:
Dividends                                                            2,621,880 *
Interest                                                               185,613
                                                               ----------------
   Total Income                                                      2,807,493

Expenses:
Management advisory fee                                                713,830
Transfer agent and custodian                                           334,556
Distribution expense (Class A Shares)                                  302,950
Distribution expense (Class B Shares)                                  147,700
Distribution expense (Class C Shares)                                    4,170
Accounting services                                                     25,590
Auditing fees                                                           10,175
Legal fees                                                               5,370
Reports and notices to shareholders                                     17,510
Directors' fees and expenses                                            12,445
Other                                                                   34,123
                                                               ----------------
    Total Expenses                                                   1,608,419
    Expense Offset                                                     (25,786)
                                                               ----------------
    Net Expenses                                                     1,582,633
                                                               ----------------
Net Investment Income                                                1,224,860
                                                               ----------------

Realized and Unrealized Gain (Loss) on Investments
Net realized loss from:
Investments                                                         (1,283,934)
Foreign currency transactions                                         (200,530)
                                                               ----------------
    Net realized loss                                               (1,484,464)
                                                               ----------------
Net change in unrealized appreciation during the period:
Investments                                                          9,951,913
Foreign currency transactions                                          (26,365)
                                                               ----------------
Net change in unrealized appreciation                                9,925,548
                                                               ----------------
Net Realized and Unrealized Gain on Investments                      8,441,084
                                                               ----------------
Net Increase in Net Assets from Operations                          $9,665,944
                                                               ================


* Net of Foreign Tax Withholding of $324,147


See Notes to Financial Statements.

Sentinel World Fund
Statement of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                                  Year             Year
                                                                 Ended            Ended
                                                              11/30/98         11/30/97
                                                        ---------------  ---------------
Increase in Net Assets from Operations
Net investment income                                    $   1,224,860    $     941,301
Net realized gain (loss) on sales of investments            (1,484,464)       3,434,462
Net change in unrealized appreciation                        9,925,548        5,077,269
                                                        ---------------  ---------------
Net increase in net assets from operations                   9,665,944        9,453,032
                                                        ---------------  ---------------

Distributions to Shareholders
From net investment income
  Class A Shares                                              (615,675)        (509,018)
  Class B Shares                                                    --           (9,446)
  Class C Shares                                                    --               --
From realized gain on investments
  Class A Shares                                            (3,354,309)      (1,108,321)
  Class B Shares                                              (392,508)         (52,020)
  Class C Shares                                                    --               --
                                                        ---------------  ---------------
Total distributions to shareholders                         (4,362,492)      (1,678,805)
                                                        ---------------  ---------------

From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                            23,218,940       24,615,024
  Class B Shares                                             8,692,576        6,914,575
  Class C Shares                                             2,785,802               --
Net asset value of shares in reinvestment
   of dividends and distributions
  Class A Shares                                             3,762,833        1,510,239
  Class B Shares                                               388,693           58,245
  Class C Shares                                                    --               --
                                                        ---------------  ---------------
                                                            38,848,844       33,098,083
Less: Payments for shares reacquired
  Class A Shares                                           (20,790,851)     (15,247,343)
  Class B Shares                                            (1,504,451)        (409,118)
  Class C Shares                                            (1,753,067)              --
                                                        ---------------  ---------------
Increase in net assets from capital share transactions      14,800,475       17,441,622
                                                        ---------------  ---------------
Total Increase in Net Assets for period                     20,103,927       25,215,849
Net Assets: Beginning of period                             99,861,094       74,645,245
                                                        ---------------  ---------------
Net Assets: End of period                                $ 119,965,021    $  99,861,094
                                                        ---------------  ---------------
Undistributed Net Investment Income
   at End of Period                                      $     999,423    $     595,020
                                                        ===============  ===============




See Notes to Financial Statements.
38

Sentinel World Fund (A)
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

------------------------------------------------------------------------------------------------------------------------------------

                                                         Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
Class A Shares                                             11/30/98        11/30/97        11/30/96        11/30/95        11/30/94
                                                       -------------   -------------   -------------   -------------   -------------

Net asset value at beginning of period                     $  17.25         $ 15.69         $ 13.78         $ 12.74         $ 11.86
                                                       -------------   -------------   -------------   -------------   -------------


Income from Investment Operations
Net investment income                                          0.18            0.11            0.12            0.14            0.08
Net realized and unrealized gain on investments                1.52            1.80            1.99            1.14            0.89
                                                       -------------   -------------   -------------   -------------   -------------

Total from investment operations                               1.70            1.91            2.11            1.28            0.97
                                                       -------------   -------------   -------------   -------------   -------------


Less Distributions
Dividends from net investment income                           0.12            0.11            0.13            0.09            0.03
Distributions from realized gains on investments               0.64            0.24            0.07            0.15            0.06
                                                       -------------   -------------   -------------   -------------   -------------

Total Distributions                                            0.76            0.35            0.20            0.24            0.09
                                                       -------------   -------------   -------------   -------------   -------------

Net asset value at end of period                           $  18.19         $ 17.25         $ 15.69         $ 13.78         $ 12.74
                                                       =============   =============   =============   =============   =============

Total Return (%) *                                             10.3            12.5            15.5            10.2             8.2
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                1.24            1.29            1.43            1.56            1.58
Ratio of expenses to average net assets before
   expense reductions (%) **                                   1.26            1.32            1.48            1.63            1.58
Ratio of net investment income to average net assets (%)       1.18            1.14            0.94            0.79            0.62
Portfolio turnover rate (%)                                      12              21              14              32              30
Average commission rate paid per share                     $ 0.0377         $0.0411         $0.0455             N/A             N/A
Net assets at end of period (000 omitted)                  $100,790         $89,740         $71,458         $47,702         $41,970

See Notes to Financial Statements.

Sentinel World Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Eight Months                              Period
                                                    Year Ended      Year Ended           Ended                           5/4/98 to
Class B Shares                                        11/30/98        11/30/97    11/30/96 (B)     Class C Shares     11/30/98 (C)
                                                 --------------  --------------  --------------                     --------------

Net asset value at beginning of period             $     17.05     $     15.58     $     14.49                        $     19.57
                                                 --------------  --------------  --------------                     --------------
Income (loss) from Investment Operations
Net investment income (loss)                              0.04            0.01           (0.08)                             (0.02)
Net realized and unrealized gain (loss) on
  investments                                             1.47            1.74            1.17                              (1.50)
                                                 --------------  --------------  --------------                     --------------
Total from investment operations                          1.51            1.75            1.09                              (1.52)
                                                 --------------  --------------  --------------                     --------------

Less Distributions
Dividends from net investment income                        --            0.04              --                                 --
Distributions from realized gains on investments          0.64            0.24              --                                 --
                                                 --------------  --------------  --------------                     --------------
Total Distributions                                       0.64            0.28              --                                 --
                                                 --------------  --------------  --------------                     --------------
Net asset value at end of period                   $     17.92     $     17.05     $     15.58                        $     18.05
                                                 ==============  ==============  ==============                     ==============
Total Return (%) *                                         9.2            11.5             7.5++                             (7.8)++


Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)           2.23            2.16            2.56+                              2.20+
Ratio of expenses to average net assets before
   expense reductions (%) **                              2.25            2.18            2.59+                              2.21+
Ratio of net investment income (loss) to average
   net assets (%)                                         0.19            0.23           (0.19)+                             0.23+
Portfolio turnover rate (%)                                 12              21              14                                 12
Average commission rate paid per share                 $0.0377         $0.0411         $0.0455                            $0.0377
Net assets at end of period (000 omitted)              $18,163         $10,121          $3,188                             $1,013





(A) As of April 1, 1996 INVESCO Capital Management, Inc. became the sub-advisor to the Fund.
(B)  Commenced operations April 1, 1996
(C)  Commenced operations May 4, 1998
  +  Annualized
 ++  Not Annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and (1) H.
N/A  Not Applicable to periods prior to 1996.


See Notes to Financial Statements.
40

Sentinel High Yield Bond Fund seeks high current income and total return by investing primarily in lower rated corporate debt securities.


As short-term interest rates continue to drop in the coming year in the backdrop of moderate economic growth, we expect credit risk spreads to narrow again. Our outlook for the high yield markets remains positive.

                         Sentinel High Yield Bond Fund

Sentinel High Yield Bond Fund Class A Shares completed its second calendar year of operations on November 30,1998. Total investment return for the fund's fiscal year came in at +2.7%, a disappointing return which reflected the very difficult markets which "spread" fixed income investments experienced in the months of September and October of this year. Nevertheless, this investment return compared favorably with the 0.9% average return achieved by all high yield funds as measured by Lipper Analytical Services, Inc. This ranked the fund at the 38th percentile among similar funds for the last 12 months, and at the 20th percentile since inception in July of 1997.

The first half of 1998 started strongly for high yield bonds as well as for the Sentinel High Yield Bond Fund. In the first six months, both markets which support high yield bonds, those for small capitalization stocks and the 10-year treasury bond, performed well. Investment returns for all three exceeded 5% by June 1998. Subsequently, the several historic events of August, which included the Russian Ruble devaluation and debt default, a waterfall stock market correction, and the failure of the country's largest hedge fund dramatically altered the pricing of risk in world capital markets. Overnight the yield-spreads to treasury securities that measure this risk widened dramatically. Within 6 weeks that spread had widened 120 basis points for BBB investment grade bonds, 400 basis points for high yield, and 900 basis points for emerging-market debt. Looking back, we can understand how these events and market reactions provide perspective to the clear reversal of Federal Reserve Bank policy expressed in late September with the first of three cuts in the Federal Funds rate. Recognizing that the forces of deflation and capital markets risk had to be reversed, the American central bank, along with many others in the world, have managed 64 central bank policy easings as of this report's writing in mid December.

In response, the major broad equity market indexes have rallied strongly as risk spreads in fixed income markets have narrowed somewhat. When measured by the Chase bank, high yield spreads had narrowed from a wide level of +763 basis points to +600 basis points by November 30. High yield bond prices recovered accordingly. Looking forward we believe that risk spreads remain historically high in light of current easy Fed policy as well as continuing inherent strength in the economy. As short-term interest rates continue to drop in the coming year

------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/98
           w/sales   w/o sales
Period      charge+  charge
1 Year      -1.4%        2.7%
------------------------------
Since
Inception*   4.0%        7.0%
------------------------------
*6/23/97
+Sales charge applicable
to year of initial investment.

--------------------------------------------------------------------------------
Sentinel High Yield Bond Fund Performance-Class A Shares
6/23/97 inception through 11/30/98

[LINE GRAPH APPEARS HERE]


                 High Yield Bond Fund           '98                   '98
                       High Yield     Lipper's High Current      Lehman High
                  Bond Fund with/load     Yield Fund Avg.      Yield Bond Index
         6/23/97                                      10,000
         6/30/97         9,610                10,000                10,000
         7/31/97         9,841                10,270                10,274
         8/31/97         9,883                10,294                10,250
         9/30/97         10,185               10,547                10,454
        10/31/97         10,220               10,495                10,463
        11/30/97         10,303               10,574                10,563
        12/30/97         10,472               10,688                10,656
         1/31/98         10,783               10,899                10,848
         2/28/98         10,843               10,995                10,912
         3/31/98         11,004               11,148                10,847
         4/30/98         11,035               11,187                10,911
         5/31/98         11,051               11,180                11,096
         6/30/98         10,998               11,186                11,136
         7/31/98         11,107               11,253                11,199
         8/31/98         10,526               10,443                10,581
         9/30/98         10,274               10,360                10,629
        10/31/98         10,056               10,132                10,411
        11/30/98         10,579               10,670                10,843
 Since Inception          5.79%                6.70%                 8.43%

          1 year          2.68%                0.91%                 2.65%


*An unmanaged index of bonds reflecting average prices in the bond market.


Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

in the backdrop of moderate economic growth we expect credit risk spreads to narrow again. Our outlook for the high yield markets remains positive.

Since its inception the Sentinel High Yield Fund has enjoyed a high degree of investor support. At this writing its net asset value is approaching $100 million dollars. We are excited by the continuing enthusiastic response by investors into this fund and wish to express our continuing gratitude for your vote of confidence.



Prescott Crocker

Sentinel High Yield Bond Fund
Investment in Securities
at November 30, 1998
--------------------------------------------------------------------------------
                                                  Principal Amount      Value
                                                     (M=$1,000)        (Note 1)
--------------------------------------------------------------------------------
U.S.Government Agency
 Obligations 1.6%
Federal Home Loan Bank 1.6%
Agency Discount Notes:
 5.00%, 12/01/98
 (Cost $1,462,000)                                      1462M         $1,462,000
                                                                      ----------
  Bonds 88.4%
  Aerospace 1.2%
  BE Aerospace 9.5%, '08  1000M                                        1,057,500
  Automotive 2.4%                                                     ----------
  Eagle-Picher 9.375%, '08                               750M            721,875
  Exide Corp. 10%, '05                                   500M            497,500
  Walbro Corp. 10.125%, '07                             1000M            966,250
                                                                      ----------
                                                                       2,185,625
  Broadcasting 3.2%                                                   ----------
  ACME Television
    0%/10.875%, '04                                      800M            642,000
  Azteca Holdings 11%, '02                               500M            450,000
  Capstar Broadcasting
    0%/12.75%, '09                                       750M            616,875
  Grupo Televisa
    0%/13.25%, '08                                      1200M            921,000
  TV Azteca SA 10.5%, '07                                250M            227,500
                                                                      ----------
                                                                       2,857,375
                                                                      ----------
  Building Materials/Construction 1.4%
  Dell Webb 9.375%, '09                                 1000M            951,250
  Nortek Inc. 9.125%, '07                                250M            260,000
                                                                      ----------
                                                                       1,211,250
                                                                      ----------
  Cable/Other Video Distribution 4.7%
  Charter Communications
    11.25%, '06                                          500M            547,500
  Echostar Communications
    0%/12.875%, '04                                      250M            253,438
  Frontiervision 11%, '06                               1000M          1,125,000
  Metrocall Inc. 10.375%, '07                           1000M          1,030,000
  Star Choice 13.0%, '05                                1250M          1,228,125
                                                                      ----------
                                                                       4,184,063
                                                                      ----------
  Chemicals 1.4%
  Polymer Group 9%, '07                                  500M            500,000
  Polymer Group 8.75%, '08                               750M            742,500
                                                                      ----------
                                                                       1,242,500
                                                                      ----------
  Consumer Products 5.0%
  Advance Stores 10.25%, '08                            1000M          1,030,000
  Loewen Group 8.25%, '03                               1000M            870,000
  MTS Inc. 9.375%, '05                                   500M            480,000
  Outboard Marine 10.75%, '08                           1000M            990,000
  Printpack Inc. 10.625%, '06                           1000M          1,047,500
                                                                      ----------
                                                                       4,417,500
                                                                      ----------
  Diversified Media 0.9%
  Big Flower Press 8.875%, '07                           750M            760,312
                                                                      ----------
  Energy 5.2%
  Anker Coal Group 9.75%, '07                            350M         $  192,500
  Cross Timber 8.75%, '09                                250M            241,875
  Giant Industries 9%, '07                               940M            921,200
  HS Resources 9.25%, '06                               1000M            973,750
  Nuevo Energy 8.875%, '08                               500M            498,125
  P&L Coal 9.625%, '08                                  1000M          1,030,000
  Petsec Energy 9.5%, '07                               1000M            800,000
                                                                      ----------
                                                                       4,657,450
                                                                      ----------
  Entertainment/Gaming 8.4%
  Boyd Gaming 9.5%, '07                                 1000M            972,500
  Horseshoe Gaming 9.375%, '07                          1000M            961,250
  Loews Cineplex 8.875%, '08                            1000M          1,035,000
  Premier Cruise, Ltd., 11%, '08                        1000M            410,000
  Premier Parks 9.25%, '06                              1000M          1,052,500
  Regal Cinemas 9.5%, '08                               1000M          1,052,500
  Station Casinos 9.75%, '07                            1000M          1,020,000
  Trump Atlantic City 11.25%, '06                       1000M            945,000
                                                                      ----------
                                                                       7,448,750
                                                                      ----------
  Financial Services 2.0%
  CB Richard Ellis 8.875%, '06                          1000M            982,500
  Contifinancial 8.375%, '08                            1000M            800,000
                                                                      ----------
                                                                       1,782,500
                                                                      ----------
  Food/Restaurants 2.7%
  Aurora Foods 9.875%, '07                               500M            545,000
  FRD Acquisitions 12.5%, '04                            500M            515,000
  Perkins Family Restaurant 10.125%, '07                 750M            804,375
  Sun World International 11.25%, '04                    500M            522,500
                                                                      ----------
                                                                       2,386,875
                                                                      ----------
  Healthcare/Medical Technology 4.6%
  Biovail Corp. 10.875%, '05                            1000M          1,020,000
  Integrated Health Services
  9.25%, '08                                            1000M            977,500
  Prime Medical 8.75%, '08                              1000M            943,750
   Talton Holdings 11%, '07                              1250M         1,184,375
                                                                      ----------
                                                                       4,125,625
                                                                      ----------
  Industrial 0.6%
  Motors & Gears Inc.
    10.75%, '06                                          500M            517,500
                                                                      ----------
  Information Technology 1.4%
  Unisys Corp. 11.75%, '04                               500M            572,500
  Unisys Corp. 9.75%, '16 631M                                           653,874
                                                                      ----------
                                                                       1,226,374
                                                                      ----------
  Manufacturing 1.7%
  Delta Mills 9.625%, '07                                750M            748,125
  International Knife & Saw
    11.375%, '06                                         750M            765,000
                                                                      ----------
                                                                       1,513,125
                                                                      ----------
  Metals/Minerals 3.2%
* Acme Metals 10.875%, '07                              1000M         $  175,000
  AK Steel Corp. 10.75%, '04                             900M            951,750
  Great Central 8.875%, '08                              750M            761,250
  Kaiser Aluminum 12.75%, '03                            750M            750,000
  NSM Steel Ltd. 12%, '06                               1000M            250,000
                                                                      ----------
                                                                       2,888,000
                                                                      ----------
  Oil & Gas 4.2%
  Benton Oil & Gas
    9.375%, '07                                         1000M            570,000
  Chiles Offshore 10%, '08                              1000M            865,000
  Energy Corp. 9.5%, '07                                 500M            470,000
  Houston Exploration
    8.625%, '08                                         1000M            990,000
  Rutherford-Moran Oil
    10.75%, '04                                         1000M            821,250
                                                                      ----------
                                                                       3,716,250
                                                                      ----------
  Paper 4.4%
  Applied Int'l. Finance 6%, '99                         500M            440,000
  Domtar Inc. 9.5%, '16                                 1000M          1,028,750
  Riverwood Int'l. 10.25%, '06                           500M            505,000
  Riverwood Int'l. 10.875%, '08                         1000M            950,000
  Stone Containers 10.75%, '02                          1000M          1,040,000
                                                                       3,963,750
  Service 1.5%
  AFC Enterprises 10.25%, '07                            500M            521,250
  American Lawyer 9.75%, '07                             750M            787,500
                                                                      ----------
                                                                       1,308,750
                                                                      ----------
  Shipping/Transportation 5.7%
  Cenargo International
    9.75%, '08                                          1000M          1,010,000
  Global Ocean Carriers
    10.25%, '07                                         1000M            620,000
  Greyhound Lines 11.5%, '07                            1000M          1,155,000
  Hvide Marine 8.375%, '08                              1000M            800,000
  Pegasus Shipping
    11.875%, '04                                         750M            686,250
  Stena AB 8.75%, '07                                    650M            611,812
  Stena Line AB 10.625%, '08                             250M            227,500
                                                                      ----------
                                                                       5,110,562
                                                                      ----------
  Supermarkets 2.9%
  Jitney Jungle 12%, '06                                 500M            557,500
  Jitney Jungle 10.375%, '07                            1000M          1,025,000
  Pathmark Stores 9.625%, '03                           1000M            995,000
                                                                      ----------
                                                                       2,577,500
                                                                      ----------

                                                                     (continued)

Sentinel High Yield Bond Fund
Investment in Securities (cont'd.)
at November 30, 1998
--------------------------------------------------------------------------------
        Principal Amount        Value
        (M=$1,000)      (Note 1)
--------------------------------------------------------------------------------

Telecommunications 11.4%
 American Communications
   10.25%, '08                                         1000M         $ 1,025,000
 Echostar Satellite
   0%/13.125%, '04                                      750M             725,625
 Galaxy Telecom 12.375%, '05                            750M             830,625
 Global Crossings 9.625%, '08                          1000M           1,077,500
 Hayes Lemmerz 9.125%, '07                             1000M           1,045,000
Ico Global Communications
   15%, '05                                             500M             370,000
 MJD Communications
   9.5%, '08                                            500M             507,500
 Nextel Communications
   0%/9.95%, '08 500M                                                    310,000
 Nextel International
   0%/12.125%, '08                                     1500M             675,000
 Paging Network 10%, '08                               1000M           1,035,000
 Pegasus Communications
   9.625%, '05                                         1500M           1,500,000
 Verio Inc. 11.25%, '08                                1000M           1,040,000
                                                                      ----------
                                                                      10,141,250
                                                                      ----------
 Wireless Communications 8.3%
 Comcast Cellular 9.5%, '07                            1000M           1,077,500
 Level 3 Communications
   9.125%, '08                                         1000M           1,001,250
 Price Communications
   9.125%, '06                                         1000M           1,040,000
 Price Comm. Cellular
   11.25%, '08                                         1000M             965,000
 Rural Cellular 9.625%, '08                            1000M           1,020,000
 SFX Entertainment
   9.125%, '08                                         1000M           1,005,000
 Telewest Communications
   0%/11.0%, '07                                       1500M           1,263,750
                                                                      ----------
                                                                       7,372,500
                                                                      ----------
 Total Bonds
   (Cost $82,053,478)                                                 78,652,886
                                                                      ----------
 Corporate Convertible Bonds 0.7%
 Industrial 0.7%
 Exide Corp. 2.9%, '05
   (Cost $643,197)                                     1000M             585,000
                                                                      ----------

--------------------------------------------------------------------------------
                                                       Shares           Value
                                                                       (Note 1)
--------------------------------------------------------------------------------
Preferred Stock 5.2%
Cable/Other Video Distribution 2.6%
Adelphia Communications 13%                             6,500        $   767,000
CSC Holdings 11.125%                                    8,523            963,099
Echostar Communications
    12.125%                                               562            590,417
                                                                      ----------
                                                                       2,320,516
                                                                      ----------
Telecommunications 1.1%
Rural Cellular Corp. 11.375%                            1,057          1,000,407
                                                                      ----------
Transportation 1.5%
Global Crossings 10.5%                                 10,000          1,010,000
Trans World Airlines $4.625                             7,200            333,900
                                                                      ----------
                                                                       1,343,900
                                                                      ----------
Total Preferred Stock
  (Cost $4,686,245)                                                    4,664,823
                                                                      ----------
Total Investments
  (Cost $88,844,920)**                                                85,364,709

Excess of Other Assets
 Over Liabilities 4.1%                                                 3,621,470
                                                                     -----------
       Net Assets                                                    $88,986,179
                                                                     ===========
**   Bond in default.

** Also cost for federal income tax purposes. At November 30, 1998 unrealized depreciation for federal income tax purposes aggregated $3,480,211 of which $2,063,347 related to appreciated securities and $5,543,558 related to depreciated securities.


See Notes to Financial Statements.
44

Sentinel High Yield Bond Fund
Statement of Assets and Liabilities
at November 30, 1998
--------------------------------------------------------------------------------

Assets
Investments at value                                                $85,364,709
Cash and cash equivalents                                               837,484
Receivable for securities sold                                        2,477,783
Receivable for fund shares sold                                         416,276
Receivable for  interest                                              1,828,588
                                                                    -----------
   Total Assets                                                      90,924,840
                                                                    -----------
Liabilities
Payable for securities purchased                                      1,694,167
Payable for fund shares repurchased                                     118,556
Accrued expenses                                                         25,169
Management fee payable                                                   53,296
Distribution fee payable (Class A Shares)                                 9,336
Distribution fee payable (Class B Shares)                                30,008
Distribution fee payable (Class C Shares)                                 1,471
Fund service fee payable                                                  6,658
                                                                     -----------
   Total Liabilities                                                  1,938,661
                                                                    -----------
Net Assets Applicable to Outstanding Shares                         $88,986,179
                                                                    ===========

Net Asset Value and Offering Price per Share
   Class A Shares
$31,119,632 / 3,190,634 shares outstanding                          $      9.75
Sales Charge-- 4.00% of offering price                                     0.41
                                                                    -----------
Maximum Offering Price                                              $     10.16
                                                                    ===========
   Class B Shares
$55,911,029 / 5,737,879 shares outstanding                          $      9.74
                                                                    ===========
   Class C Shares
$1,955,518 / 200,475 shares outstanding                             $      9.75
                                                                    ===========

Net Assets Represent
Capital stock at par value                                          $    91,290
Paid-in capital                                                      93,860,496
Accumulated undistributed net investment income                           4,996
Accumulated undistributed net realized loss
   on investments                                                    (1,490,392)
Unrealized depreciation of investments                               (3,480,211)
                                                                     -----------
Net Assets                                                          $88,986,179
                                                                    ===========
Investments at Cost                                                 $88,844,920
                                                                    ===========
See Notes to Financial Statements.


Sentinel High Yield Bond Fund
Statement of Operations
For the Year Ended November 30, 1998
--------------------------------------------------------------------------------
Investment Income
Income:
Dividends                                                           $   312,411
Interest                                                              6,580,814
                                                                    -----------
  Total Income                                                        6,893,225
                                                                    -----------
Expenses:
Management advisory fee                                                 533,592
Transfer agent and custodian                                             75,668
Distribution expense (Class A Shares)                                    48,040
Distribution expense (Class B Shares)                                   259,818
Distribution expense (Class C Shares)                                     5,480
Accounting services                                                      21,705
Auditing fees                                                             7,280
Legal fees                                                                3,525
Reports and notices to shareholders                                       8,275
Directors' fees and expenses                                              7,405
Other                                                                    52,353
                                                                     -----------
   Total Expenses                                                     1,023,141
   Expense Offset                                                       (19,453)
                                                                     -----------
   Net Expenses                                                       1,003,688
                                                                     -----------
Net Investment Income                                                 5,889,537
                                                                     -----------
Realized and Unrealized Loss on Investments
Net realized loss on sales of investments                            (1,490,419)
Net change in unrealized depreciation                                (4,106,785)
                                                                     -----------
Net Realized and Unrealized Loss on Investments                      (5,597,204)
                                                                     -----------
Net Increase in Net Assets from Operations                           $  292,333
                                                                     ===========


See Notes to Financial Statements.

Sentinel High Yield Bond Fund
Statement of Changes in Net Assets
----------------------------------------------------------------------------------

                                                             Year          Period
                                                            Ended      6/23/97 to
                                                         11/30/98        11/30/97
                                                     ------------    ------------
Increase in Net Assets from Operations
Net investment income                                $  5,889,537    $  1,083,710
Net realized gain (loss) on sales of investments       (1,490,419)        398,650
Net change in unrealized appreciation (depreciation)   (4,106,785)        626,574
                                                     -------------    -------------
Net increase in net assets from operations                292,333       2,108,934
                                                     -------------    -------------
Distributions to Shareholders
From net investment income
   Class A Shares                                      (2,030,629)       (211,310)
   Class B Shares                                      (3,810,264)       (868,621)
   Class C Shares                                         (47,427)             --
From net realized gain on investments
   Class A Shares                                        (106,907)             --
   Class B Shares                                        (291,716)             --
   Class C Shares                                              --              --
                                                     -------------    -------------
Total distributions to shareholders                    (6,286,943)     (1,079,931)
                                                     -------------    -------------
From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                      25,055,794      11,052,160
   Class B Shares                                      28,434,192      33,231,276
   Class C Shares                                       1,996,985              --
Net asset value of shares in reinvestment
    of dividends and distributions
   Class A Shares                                       1,504,347         142,566
   Class B Shares                                       1,375,149         127,228
   Class C Shares                                          43,607              --
                                                     -------------    -------------
                                                       58,410,074      44,553,230
Less: Payments for shares reacquired
   Class A Shares                                      (4,351,448)       (241,707)
   Class B Shares                                      (3,955,134)       (448,640)
   Class C Shares                                         (14,589)             --
                                                     -------------    -------------
Increase in net assets from capital share
 transactions                                          50,088,903      43,862,883
                                                     -------------    -------------
Total Increase in Net Assets for period                44,094,293      44,891,886
Net Assets: Beginning of period                        44,891,886              --
                                                     -------------    -------------
Net Assets: End of period                            $ 88,986,179    $ 44,891,886
                                                     =============   ==============

Accumulated undistributed Net Investment
  Income at End of Period                            $      4,996    $      3,779
                                                     =============   ==============

See Notes to Financial Statements.
46

Sentinel High Yield Bond Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
-------------------------------------------------------------------------------------------


                                                                                Period
                                                             Year Ended             Ended
 Class A Shares                                                11/30/98        11/30/97(A)
                                                           --------------   --------------
Net asset value at beginning of period                           $ 10.41          $ 10.00
                                                           --------------   --------------
Income from Investment Operations
Net investment income                                               0.87             0.32
Net realized and unrealized gain (loss) on investments             (0.58)            0.41
                                                           --------------   --------------
Total from investment operations                                    0.29             0.73
                                                           --------------   --------------
Less Distributions
Dividends from net investment income                                0.86             0.32
Distributions from realized gains on investments                    0.09               --
                                                           --------------   --------------
Total Distributions                                                 0.95             0.32
                                                           --------------   --------------
Net asset value at end of period                                 $  9.75          $ 10.41
                                                           ==============   ==============

Total Return (%) *                                                   2.7              7.3 ++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                     1.26             1.20 +
Ratio of expenses to average net assets before
   expense reductions (%) **                                        1.28             1.26 +
Ratio of net investment income to average net assets (%)            8.42             7.80 +
Portfolio turnover rate (%)                                          139              133
Net assets at end of period (000 omitted)                        $31,120          $11,084

See Notes to Financial Statements.

Sentinel High Yield Bond Fund
Financial Highlights (cont'd.)
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
----------------------------------------------------------------------------------------------------------------------------------

                                                                                    Period                                Period
                                                            Year Ended               Ended                             5/4/98 to
Class B Shares                                                11/30/98          11/30/97(A)     Class C Shares       11/30/98 (B)
                                                            -----------         -----------                          ------------
Net asset value at beginning of period                         $ 10.40             $ 10.00                                $10.70
                                                            -----------         -----------                          ------------
Income (loss) from Investment Operations
Net investment income                                             0.84                0.32                                  0.41
Net realized and unrealized gain (loss) on investments           (0.57)               0.39                                 (0.91)
                                                            -----------         -----------                          ------------
Total from investment operations                                  0.27                0.71                                 (0.50)
                                                            -----------         -----------                          ------------
Less Distributions
Dividends from net investment income                              0.84                0.31                                  0.45
Distributions from realized gains on investments                  0.09                  --                                    --
                                                            -----------         -----------                          ------------
Total Distributions                                               0.93                0.31                                  0.45
                                                            -----------         -----------                          ------------
Net asset value at end of period                               $  9.74             $ 10.40                                $ 9.75
                                                            ===========         ===========                          ============

Total Return (%) *                                                 2.4                 7.2 ++                               (4.7)++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                   1.49                1.30 +                                2.05 +
Ratio of expenses to average net assets before
   expense reductions (%) **                                      1.52                1.34 +                                2.06 +
Ratio of net investment income to average net assets (%)          8.19                7.70 +                                7.63 +
Portfolio turnover rate (%)                                        139                 133                                   139
Net assets at end of period (000 omitted)                      $55,911             $33,808                                $1,956

(A)  Commenced operations June 23, 1997
(B)  Commenced operations May 4, 1998
+    Annualized
++   Not annualized
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and (1) H.


See Notes to Financial Statements.
48

Sentinel Bond Fund seeks as high a level of continuing income as is consistent with the preservation of capital through primary investments in a well diversified portfolio of high quality corporate bonds.

Three 25-basis point reductions in the Fed Funds Rate have gone a long way toward improving investor confidence, as the financial markets have not only stabilized but rebounded significantly from the lows witnessed just a couple of months ago.

                               Sentinel Bond Fund

For the fiscal year ended November 30, 1998, Sentinel Bond Fund earned a total return of 8.0%, slightly below the 8.2% average return of the A-rated Corporate Debt Funds tracked by Lipper Analytical Services. The Lehman Aggregate Index, which is considered a good proxy for the overall bond market, returned
9.5% for the same period. The disparity between the performance of the Bond Fund and the Lehman Aggregate Index was mostly attributable to the underperformance of corporate securities during the three month period from August through October.

U.S. Treasury yields fell sharply during the year, with the yield on the 30-year Treasury bond reaching a record low of 4.69%. The decline in yields was triggered by a number of factors, including low inflation, moderate economic growth and an accommodative Federal Reserve. Also contributing were the flight to quality stemming from the Russian financial crisis which erupted in mid-August and the headline-catching difficulties experienced by several hedge funds towards the end of September and early October.

August's Russian debt restructuring announcement led to a complete revaluation of credit risk worldwide, causing a substantial widening of corporate bond spreads. This widening trend, and the resulting underperformance of corporates relative to Treasuries, continued into early November. However, three 25-basis point reductions in the Fed Funds Rate have gone a long way toward improving investor confidence, as the financial markets have not only stabilized but rebounded significantly from the lows witnessed just a couple of months ago.

During the course of the fiscal year, we lengthened the Fund's duration, largely by selling mortgages for intermediate- and long-maturity corporates and Treasuries. Late in the year, with corporate bond spreads regaining some of the ground that they lost in late-summer and early-fall, we reduced the Fund's exposure to the corporate sector as a defensive measure. Nevertheless, despite their recent improvement, corporate bond spreads remain at historically wide levels and appear to offer good relative value.

----------------------------------
Average Annual
Total Return -
Class A Shares
Through 11/30/98

               w/sales   w/o sales
Period         charge+    charge

 1 Year         3.6%       8.0%
----------------------------------
 5 Years        5.5%       6.3%
----------------------------------
10 Years        8.4%       8.9%
----------------------------------

+Sales charge applicable to year of initial investment.

--------------------------------------------------------------------------------
Sentinel Bond Fund Performance -- Class A Shares
Ten Years Ended 11/30/98

                           [LINE GRAPH APPEARS HERE]

                          '98                    '98                    '98
                          Bond             Lipper's A rated            Lehman
                       with/load         Corp.Bond Fund Avg.         Aggregate
Nov.'87
Nov.'88                  10,000                 10,000                 10,000
Nov.'89                  10,839                 11,289                 11,435
Nov.'90                  11,470                 11,899                 12,302
Nov.'91                  13,259                 13,647                 14,075
Nov.'92                  14,515                 14,929                 15,322
Nov.'93                  16,509                 16,931                 16,991
Nov.'94                  15,699                 16,275                 16,471
Nov.'95                  18,647                 19,143                 19,376
Nov.'96                  19,483                 20,140                 20,553
Nov.'97                  20,790                 21,572                 22,105
Nov.'98                  22,444                 23,339                 24,194


*An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results. Performance will vary for each class of shares due to differences in share class expenses.

Looking forward, we intend to continue managing the Fund in a manner that will allow us to attain its objective of high current income and capital preservation.

/s/ Richard D. Temple

Richard D. Temple

/s/ William C. Kane

William C. Kane, CFA

Sentinel Bond Fund
Investment in Securities
at November 30, 1998

---------------------------------------------------------------------------------
                                                      Principal Amount  Value
                                                         (M=$1,000)    (Note 1)
---------------------------------------------------------------------------------
U.S.Government Obligations 26.9%
U.S. Treasury Obligations 18.5%
10-Year:
  Note 7%, '06                                             1000M     $ 1,137,610
  Note 5.625%, '08                                         7000M       7,445,550
                                                                     -----------
                                                                       8,583,160
                                                                     -----------
30-Year:
  Note 6%, '26                                             8800M       9,681,320
  Note 5.5%, '28                                           1625M       1,718,600
                                                                     -----------
                                                                      11,399,920
                                                                     -----------
Total U.S. Treasury Obligations                                       19,983,080
                                                                     -----------
U.S. Government Agency Obligations 8.4%
Federal Home Loan Mortgage Corporation 1.3%
30-Year
  FHLMC 8.0%, '08                                          1298M       1,372,282
                                                                     -----------
Federal National Mortgage Association 6.2%
Collateralized Mortgage Obligations:
  CMO Trust Series
    22(Y) 7.95%, '17                                       1654M       1,702,287
                                                                     -----------
15-Year:
  7.5%, '04                                                524M          538,973
                                                                     -----------
30-Year:
  6%, '28                                                  1151M       1,138,459
  7%, '28                                                  1300M       1,328,028
  7%, '28                                                  1986M       2,029,351
                                                                     -----------
                                                                       4,495,838
                                                                     -----------
Total Federal National
  Mortgage Association                                                 6,737,098
                                                                     -----------
Government National Mortgage Association 0.9%
15-year:
  7%, '09                                                  931M          961,894
                                                                     -----------
30-year:
  13%, '11                                                 7M              8,685
  13%, '13                                                 1M                721
                                                                     -----------
                                                                           9,406
                                                                     -----------
Total Government National
  Mortgage Association                                                   971,300
                                                                     -----------
Total U.S. Government
  Agency Obligations                                                   9,080,680
                                                                     -----------
Total U.S. Government Obligations
  (Cost $28,181,100)                                                  29,063,760
                                                                     -----------
Bonds 70.2%
Beverages 0.5%
Anheuser Busch 8.5%, '17                                 503M            520,605
                                                                     -----------
Financial Institutions 15.0%
Bankers Trust 7.25%, '11                                1000M          1,071,250
Contifinancial 7.5%, '02                                1000M            820,000
First Union Corp.
  6.824%, '26                                           2325M          2,621,438
Household Finance Corp.
  5.875%, '04                                           1000M          1,008,750
Lehman Brothers Holdings
  8.5%, '15                                             3000M          3,307,500
Providian National Bank
  6.7%, '03                                             1500M          1,513,125
Salomon Brothers 7.2%, '04                              3750M          3,960,937
Simon Debartolo 6.75%, '05                              2000M          1,945,000
                                                                     -----------
                                                                      16,248,000
                                                                     -----------
Foreign Financial Institutions 13.9%
Bank Austria 7.25%, '17                                 2000M          2,120,000
Banque National de Paris
  7.738%, '49                                           3000M          2,925,000
BCH Cayman Islands Ltd.
  7.7%, '06                                             2500M          2,718,750
Credit Suisse 7.9%, '07                                 1500M          1,531,875
Midland Bank 7.65%, '25                                 2600M          2,856,750
Societe Generale 7.64%, '49                             3000M          2,801,250
                                                                     -----------
                                                                      14,953,625
                                                                     -----------
Foreign Utilities - Electric 1.5%
Korea Electric Power
  6.75%, '27                                            1000M            856,250
Korea Electric Power 7%, '27                            1000M            830,000
                                                                     -----------
                                                                       1,686,250
                                                                     -----------
Healthcare 1.2%
Tenet Healthcare 7.625%, '08                            1250M          1,278,125
                                                                     -----------
Industrial - Diversified 13.2%
Akzo Nobel Inc. 6%, '03                                 1000M          1,010,000
Dimon Inc. 8.875%, '06                                  1860M          1,843,725
Federal-Mogul 7.75%, '06                                1000M          1,001,250
General Motors 7.1%, '06                                1000M          1,077,500
IMC Global Inc. 7.4%, '02                               2000M          2,047,500
Lubrizol Corp. 5.875%, '08                              1750M          1,741,250
Marriott Int'l. Inc. 6.625% '03 1750M                                  1,758,750
Mirage Resorts 6.625%, '05                              1500M          1,464,375
Owens Corning 7.5%, '05                                 2200M          2,277,000
                                                                     -----------
                                                                      14,221,350
                                                                     -----------
Insurance 6.0%
Farmers Insurance Exchange
  8.625%, '24                                           3100M          3,727,750
Lumbermens Mutual Casualty
  8.3%, '37                                             2500M          2,712,500
                                                                     -----------
                                                                       6,440,250
                                                                     -----------
Telecommunications 6.9%
Comsat 8.05%, '06                                       2000M          2,321,100
Continental Cablevision
  9.5%, '13                                             2625M          3,107,344
News America Holdings
  6.625%, '08                                           2000M          2,050,000
                                                                     -----------
                                                                       7,478,444
                                                                     -----------


Utilities - Electric 7.2%
Calenergy Co. 7.23%, '05                                1750M          1,756,562
Cleveland Electric 9%, '23                              2000M          2,220,000
Waterford 3 Funding
  8.09%, '17                                            3500M          3,775,625
                                                                     -----------
                                                                       7,752,187
                                                                     -----------
Utilities - Gas 0.3%
Consolidated Natural Gas
  8.625%, '11                                            309M            309,000
                                                                     -----------
Utilities - Telephone 4.5%
MCI Worldcom Inc.
  6.4%, '05                                             2000M          2,080,000
NYNEX Capital Funding
  7.63%, '09                                            1500M          1,752,690
US West Capital Funding
  6.25%, '05                                            1000M          1,038,750
                                                                     -----------
                                                                       4,871,440
                                                                     -----------
Total Bonds
  (Cost $73,744,384)                                                  75,759,276
                                                                     -----------
Corporate Short-Term Notes 8.8%
American Express  5.1%
  12/31/98                                              5000M          4,978,750
Commercial Credit 5.1%
  12/15/98                                              1500M          1,497,025
IBM Credit Corp. 4.85%
  12/31/98                                              3000M          2,987,875
                                                                     -----------
Total Corporate Short-Term Notes
  (Cost $9,463,650)                                                    9,463,650
                                                                     -----------
Total Investments
  (Cost $111,389,134)*                                               114,286,686

Excess of Liabilities
  Over Other Assets (5.9%)                                            (6,388,973)
                                                                     -----------
        Net Assets                                                  $107,897,713
                                                                    ============

--------------------------------------------------------------------------------
* Cost for federal income taxes is substantially similar. At November 30, 1998, unrealized appreciation for federal income tax purposes aggregated $2,897,552 of which $3,377,638 related to appreciated securities and $480,086 related to depreciated securities.

                                              See Notes to Financial Statements.

Sentinel Bond Fund
Statement of Assets and Liabilities
at November 30, 1998
--------------------------------------------------------------------------------

Assets
Investments at value                                               $114,286,686
Cash and cash equivalents                                               768,490
Receivable for securities sold                                        3,676,554
Receivable for fund shares sold                                         123,991
Receivable for interest                                               1,910,768
Receivable from fund administrator                                      155,787
                                                                   ------------
   Total Assets                                                     120,922,276
                                                                   ------------
Liabilities
Payable for securities purchased                                   $ 12,784,752
Payable for fund shares repurchased                                     109,515
Accrued expenses                                                         34,706
Management fee payable                                                   45,767
Distribution fee payable (Class A Shares)                                24,897
Distribution fee payable (Class B Shares)                                14,427
Fund service fee payable                                                 10,499
                                                                   ------------
   Total Liabilities                                                 13,024,563
                                                                   ------------
Net Assets Applicable to Outstanding Shares                        $107,897,713
                                                                   ============

Net Asset Value and Offering Price per Share
   Class A Shares
$91,296,600 / 14,157,366 shares outstanding                        $       6.45
Sales Charge-- 4.00% of offering price                                     0.27
                                                                   ------------
Maximum Offering Price                                             $       6.72
                                                                   ============

   Class B Shares
$16,601,113 / 2,568,747 shares outstanding                         $       6.46
                                                                   ============

Net Assets Represent
Capital stock at par value                                         $    167,261
Paid-in capital                                                     108,650,203
Accumulated distributions in excess of
   net investment income                                                (11,851)
Accumulated undistributed net realized loss
   on investments                                                    (3,805,452)
Unrealized appreciation of investments                                2,897,552
                                                                   ------------
Net Assets                                                         $107,897,713
                                                                   ============
Investments at Cost                                                $111,389,134
                                                                   ============


Sentinel Bond Fund
Statement of Operations
For the Year Ended November 30, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                            $ 7,076,311
                                                                    -----------
Expenses:
Management advisory fee                                                 533,634
Transfer agent and custodian                                            147,526
Distribution expense (Class A Shares)                                   178,675
Distribution expense (Class B Shares)                                   113,075
Accounting services                                                      30,970
Auditing fees                                                             8,775
Legal fees                                                                2,950
Reports and notices to shareholders                                       9,873
Directors' fees and expenses                                             10,681
Other                                                                    18,007
                                                                    -----------
   Total Expenses                                                     1,054,166
   Expense Reimbursement                                               (155,787)
   Expense Offset                                                       (24,166)
                                                                    -----------
   Net Expenses                                                         874,213
                                                                    -----------
Net Investment Income                                                 6,202,098
                                                                    -----------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                               528,645
Net change in unrealized appreciation                                   759,337
                                                                    -----------
Net Realized and Unrealized Gain on Investments                       1,287,982
                                                                    -----------
Net Increase in Net Assets from Operations                          $ 7,490,080
                                                                    ===========


See Notes to Financial Statements.

Sentinel Bond Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------
                                                         Year             Year
                                                        Ended            Ended
                                                     11/30/98         11/30/97
                                                -------------    -------------
Increase in Net Assets from Operations
Net Investment income                           $   6,202,098    $   6,196,358
Net realized gain on sales of investments             528,645           40,248
Net change in unrealized appreciation                 759,337            2,486
                                                -------------    -------------
Net increase in net assets from operations          7,490,080        6,239,092
                                                -------------    -------------
Distributions to Shareholders
From net investment income
  Class A Shares                                   (5,570,866)      (5,792,899)
  Class B Shares                                     (610,309)        (339,384)
From net realized gain on investments
  Class A Shares                                           --               --
  Class B Shares                                           --               --
                                                -------------    -------------
Total distributions to shareholders                (6,181,175)      (6,132,283)
                                                -------------    -------------
From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                   15,581,402       11,715,128
  Class B Shares                                   10,004,831        4,004,623
Net asset value of shares in reinvestment
    of dividends and distributions
  Class A Shares                                    3,791,071        3,914,792
  Class B Shares                                      396,798          231,042
                                                -------------    -------------
                                                   29,774,102       19,865,585
Less: Payments for shares reacquired
  Class A Shares                                  (18,008,356)     (26,313,113)
  Class B Shares                                   (2,048,004)        (910,853)
                                                -------------    -------------
Increase (Decrease) in net assets from
   capital share transactions                       9,717,742       (7,358,381)
                                                -------------    -------------
Total Increase (Decrease) in Net Assets
for period                                         11,026,647       (7,251,572)
Net Assets: Beginning of period                    96,871,066      104,122,638
                                                -------------    -------------
Net Assets: End of period                       $ 107,897,713    $  96,871,066
                                                =============    =============

Distributions in Excess of Net Investment Income
   at End of Period                             $     (11,851)   $     (14,366)
                                                =============    =============

See Notes to Financial Statements.

Sentinel Bond Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

----------------------------------------------------------------------------------------------------------------------------------
                                                                 Year Ended   Year Ended   Year Ended    Year Ended    Year Ended
Class A Shares                                                     11/30/98     11/30/97     11/30/96      11/30/95      11/30/94
                                                                 ----------   ----------   ----------    ----------    ----------
Net asset value at beginning of period                                 6.36         6.35         6.49          5.85          6.90
                                                                 ----------   ----------   ----------    ----------    ----------
Income from Investment Operations
Net investment income                                                  0.40         0.40         0.41          0.42          0.39
Net realized and unrealized gain (loss) on investments                 0.09         0.01        (0.14)         0.64         (0.70)
                                                                 ----------   ----------   ----------    ----------    ----------
Total from investment operations                                       0.49         0.41         0.27          1.06         (0.31)
                                                                 ----------   ----------   ----------    ----------    ----------
Less Distributions
Dividends from net investment income                                   0.40         0.40         0.41          0.42          0.39
Distributions from realized gains on investments                         --           --           --            --          0.35
                                                                 ----------   ----------   ----------    ----------    ----------
Total Distributions                                                    0.40         0.40         0.41          0.42          0.74
                                                                 ----------   ----------   ----------    ----------    ----------
Net asset value at end of period                                       6.45         6.36         6.35          6.49          5.85
                                                                 ==========   ==========   ==========    ==========    ==========
Total Return (%) *                                                      8.0          6.7          4.5          18.8          (4.9)
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                        0.77         0.97         0.98          0.99          0.98
Ratio of expenses to average net assets before
   expense reductions (%) **                                           0.95         0.99         1.00          1.03          0.98
Ratio of net investment income to average net assets (%)               6.26         6.37         6.46          6.81          6.34
Ratio of net investment income to average net assets before
   voluntary expense reimbursements (%)                                6.11         6.37         6.46          6.81          6.34
Portfolio turnover rate (%)                                             147          130          176           237           133
Net assets at end of period (000 omitted)                            91,297       88,756       99,408       108,755        80,487
----------------------------------------------------------------------------------------------------------------------------------

                                                                                          Eight Months
                                                             Year Ended      Year Ended          Ended
Class B Shares                                                 11/30/98        11/30/97    11/30/96(A)
                                                          -------------   -------------   ------------
Net asset value at beginning of period                    $        6.38   $        6.36   $       6.30
                                                          -------------   -------------   ------------
Income from Investment Operations
Net investment income                                              0.34            0.34           0.21
Net realized and unrealized gain on investments                    0.08            0.02           0.06
                                                          -------------   -------------   ------------
Total from investment operations                                   0.42            0.36           0.27
                                                          -------------   -------------   ------------
Less Distributions
Dividends from net investment income                               0.34            0.34           0.21
Distributions from realized gains on investments                     --              --             --
                                                          -------------   -------------   ------------
Total Distributions                                                0.34            0.34           0.21
                                                          -------------   -------------   ------------
Net asset value at end of period                                   6.46            6.38           6.36
                                                          =============   =============   ============
Total Return (%) *                                                 6.8             5.9             4.5++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                   1.64            1.87            2.16+
Ratio of expenses to average net assets before
   expense reductions (%) **                                      1.84            1.90            2.18+
Ratio of net investment income to average net assets (%)          5.40            5.46            5.28+
Ratio of net investment income to average net assets
   before voluntary expense reimbursements (%)                    5.22            5.46            5.28+
Portfolio turnover rate (%)                                        147             130             176
Net assets at end of period (000 omitted)                       16,601       $   8,115           4,714

(A)  Commenced operations April 1, 1996.
+    Annualized
++   Not annualized
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and (1) H.


See Notes to Financial Statements.

Sentinel Government Securities Fund seeks as high a level of current income as is consistent with safety of principal through primary investments in securities issued or guaranteed by the United States government, its agencies and instrumentalities.


Sentinel Government Securities Fund


The Fund's fiscal year performance was enhanced by its gradual lengthening of duration, as well as its relative underweighting of the mortgage-backed securities (MBS) sector.

For the fiscal year ended November 30, 1998, the Sentinel Government Securities Fund produced a total return of 10.0%, easily exceeding the 8.9% return of the Lipper U.S. Government Fund Average. The Lehman Government Bond Index and the Lehman Mortgage-Backed Security Index returned 10.8% and 7.5%, respectively, over the same period.

The twelve-month period ended November 30, 1998 can once again be categorized as one of high volatility with respect to the direction of interest rates, the shape of the U.S. Treasury yield curve, and the relative spreads of mortgage-backed securities (MBS). Bond market psychology was very positive for most of the year, as inflation remained dormant with the global economic slowdown. Interest rates fell approximately 100 basis points across the yield curve with the 30-year U.S Treasury Bond closing at 5.07% for the twelve-month period. The Federal Reserve did ease monetary policy three times as the target level of Federal Funds fell to 4.75%.

Early in the year, the bond market feared a tightening of monetary policy by the Fed as U.S. economic real growth exceeded 5.5% and the U.S. employment rate fell to 4.3%, well below the perceived level of full employment. However, as Asian economic conditions worsened, coupled with a significant decline in commodity prices, bond market participants began to discount a slowdown in U.S. economic activity. In addition, the default by the Russian government and the implosion of a hedge fund named Long-Term Capital Management triggered a huge flight-to-quality in U.S. Treasuries sending yields on the 30-year Bond to a record low yield of 4.69%.

Over the fiscal year, the Fund gradually increased its portfolio duration from
5.4 years to 6.0 years. This was accomplished by swapping mortgage-backed securities in favor of intermediate and long U.S. Treasuries. Exposure to mortgage-backed securities declined to 48% of assets, down from 56% as of November 30, 1997. The Fund actively engaged in U.S. Treasury dollar rolls, an income strategy which added approximately 40

---------------------------------
Average Annual
Total Return
Through 11/30/98
               w/sales  w/o sales
Period         charge+   charge

 1 Year         5.6%     10.0%
---------------------------------
 5 Years        5.6%      6.5%
---------------------------------
10 Years        8.1%      8.5%
---------------------------------

+ Sales charge applicable to year of initial investment.

--------------------------------------------------------------------------------
Sentinel Government Securities Fund Performance
Ten Years Ended 11/30/98

                           [LINE GRAPH APPEARS HERE]


 Gov't Secs.Fund        '98            '98              '98            '98
                     Gov't Secs. Lipper's Government Lehman Gov't      Lehman
                      with/load       Fund Avg.       Bond Index   Mortgage Index
 0 Nov.'88              10,000         10,000           10,000         10,000
 1 Nov.'89              10,757         11,201           11,447         11,407
 2 Nov.'90              11,645         11,959           12,276         12,495
 3 Nov.'91              13,221         13,464           13,901         14,412
 4 Nov.'92              14,358         14,566           15,158         15,525
 5 Nov.'93              15,877         16,220           16,991         16,667
 6 Nov.'94              15,165         15,475           16,381         16,400
 7 Nov.'95              17,881         18,092           19,231         19,071
 8 Nov.'96              18,437         18,871           20,251         20,449
 9 Nov.'97              19,772         20,122           21,739         22,072
10 Nov.'98              21,754         21,915           24,076         23,722

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Indices and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Indices and Average does not. Past performance is not predictive of future results.

*An unmanaged index of bonds reflecting average prices in the bond market.

basis points to the Fund's return. The Fund's fiscal year performance was enhanced by its gradual lengthening of duration, as well as its relative underweighting of the mortgage-backed securities (MBS) sector.

In summary, we are committed to achieving the Fund's goals of high current income and capital preservation through all market conditions, and appreciate your continued support.

/s/ David M. Brownlee

David M. Brownlee, CFA

Sentinel Government Securities Fund
Investment in Securities
at November 30, 1998
--------------------------------------------------------------------------------
                                             Principal Amount           Value
                                               (M=$1,000)             (Note 1)
--------------------------------------------------------------------------------
U.S. Government Obligations 121.8%
U.S. Treasury Obligations 51.8%
5-Year:
  Note 4.25%,'03                                  6000M             $ 5,933,880
  Note 5.25%,'03                                  6500M               6,687,590
                                                                    -----------
                                                                     12,621,470
                                                                    -----------
10-Year:
  Note 5.625%,'08                                 8500M               9,041,025
                                                                    -----------
30-Year:
  Note 6%,'26  5500M                                                  6,050,825
  Note 5.5%,'28                                   11250M             11,898,000
                                                                    -----------
                                                                     17,948,825
                                                                    -----------
Total U.S. Treasury Obligations                                      39,611,320
                                                                    -----------
U.S. Government Agency Obligations 70.0%
Federal Farm Credit Bank 9.8%
Agency Discount Notes:
  5.02%, 12/15/98                                  1527M              1,524,019
  5.01%, 12/28/98                                  6000M              5,977,455
                                                                    -----------
Total Federal Farm Credit Bank                                        7,501,474
                                                                    -----------
Federal Home Loan Mortgage Corporation 10.0%
Agency Discount Notes:
  4.8%, 12/02/98                                   1500M              1,499,800
  5.04%, 12/15/98                                  2000M              1,996,080
  5.05%, 12/21/98                                  2000M              1,994,389
                                                                    -----------
                                                                      5,490,269
                                                                    -----------
15-Year:
  9.5%,'05                                          445M                469,317
  9%,'06                                            117M                120,694
  6.5%,'07                                         1197M              1,238,090
                                                                    -----------
                                                                      1,828,101
                                                                    -----------
30-Year:
  8.25%,'05                                          93M                 98,898
  11%,'09                                            12M                 13,824
  11%,'15                                            35M                 38,811
  11%,'15                                            33M                 36,382
  11%,'15                                            25M                 27,667
  11%,'16                                             5M                  5,852
  11%,'16                                             8M                  8,691
  11%,'17                                             9M                 10,469
  11%,'17                                            79M                 88,067
                                                                    -----------
                                                                        328,661
                                                                    -----------
Total Federal Home Loan
  Mortgage Corporation                                                7,647,031
                                                                    -----------
Federal National Mortgage Association 32.6%
Agency Discount Notes:
  5.26%, 12/21/98                                  4000M              3,988,311
                                                                    -----------
Collateralized Mortgage Obligations:
  CMO Trust Series
    22(Y) 7.95%, '17                               2426M              2,496,688
                                                                    -----------
 15-Year:
  8.25%,'02                                          70M                 72,900
  9.75%,'04                                         278M                294,927
  7.75%,'05                                        1375M              1,452,727
                                                                    -----------
                                                                      1,820,554
                                                                    -----------
30-Year:
  9.25%,'09                                         277M            $   295,097
  8%,'16                                            476M                498,455
  7.5%,'20                                         1533M              1,577,696
  7%,'21                                           1889M              1,930,243
  6%,'25                                           1088M              1,082,208
  6%,'28                                           3130M              3,094,423
  7%,'28                                           3972M              4,058,702
  7%,'28                                           2495M              2,548,430
  7%,'28                                           1500M              1,532,340
                                                                    -----------
                                                                     16,617,594
                                                                    -----------
Total Federal National
  Mortgage Association                                               24,923,147
                                                                    -----------
Government National
  Mortgage Association 17.6%
10-Year:
  7%,'03                                            553M                572,273
  7%,'03                                            779M                806,268
                                                                    -----------
                                                                      1,378,541
                                                                    -----------
15-Year:
  10%,'01                                            12M                 12,889
  7%,'09                                           2425M              2,506,108
  6.5%,'13                                         2330M              2,375,176
  6.5%,'13                                          995M              1,014,980
  6.5%,'13                                         1002M              1,021,848
                                                                    -----------
                                                                      6,931,001
                                                                    -----------
30-Year:
  7%,'27                                           3063M              3,140,062
  6.5%,'28                                         1993M              2,014,720
                                                                    -----------
                                                                      5,154,782
                                                                    -----------
Total Government National
  Mortgage Association                                               13,464,324
                                                                    -----------
Total U.S. Government
  Agency Obligations                                                 53,535,976
                                                                    -----------
Total U.S. Government Obligations
  (Cost $92,085,621)                                                 93,147,296
                                                                    -----------

Corporate Short-Term Notes 19.9%
American Express 5.08%,
  12/31/98                                         3800M            $ 3,783,913
Chevron Oil Finance 5.05%,
  12/31/98                                         2800M              2,788,217
G.E. Capital Corp. 5.22%,
  02/16/99                                         3750M              3,708,131
Household Financial 5.1%,
  12/01/98                                         2000M              2,000,000
Norwest Financial 5.23%,
  12/01/98                                          900M                900,000
Norwest Financial 5.28%,
  01/22/99                                         1100M              1,091,611
Texaco, Inc. 5.15%,
  12/15/98                                         1000M                997,997
                                                                    -----------
  (Cost $15,269,869)                                                 15,269,869
                                                                    -----------
Total Investments
  (Cost $107,355,490)*                                              108,417,165

 Excess of Liabilities
   Over Other Assets (41.7%)                                        (31,918,679)
                                                                    -----------
 Net Assets                                                         $76,498,486
                                                                    ===========
--------------------------------------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 1998 unrealized appreciation for federal income tax purposes aggregated $1,061,675 of which $1,096,253 related to appreciated securities and $34,578 related to depreciated securities.

                                              See Notes to Financial Statements.

Sentinel Government Securities Fund
Statement of Assets and Liabilities
at November 30, 1998
--------------------------------------------------------------------------------

Assets
Investments at value                                              $ 108,417,165
Cash and cash equivalents                                               933,790
Receivable for securities sold                                       16,550,194
Receivable for fund shares sold                                          37,214
Receivable for interest                                                 497,564
Receivable fund administrator                                            57,551
                                                                  -------------
   Total Assets                                                     126,493,478
                                                                  -------------
Liabilities
Payable for securities purchased                                     49,805,031
Payable for fund shares repurchased                                     105,521
Accrued expenses                                                         20,769
Management fee payable                                                   33,118
Distribution fee payable                                                 22,404
Fund service fee payable                                                  8,149
                                                                  -------------
   Total Liabilities                                                 49,994,992
                                                                  -------------
Net Assets Applicable to Outstanding Shares                       $  76,498,486
                                                                  =============

Net Asset Value and Offering Price Per Share
$76,498,486 / 7,313,259 shares outstanding                        $       10.46
Sales Charge -- 4.00% of Offering Price                                    0.44
                                                                  -------------
Maximum Offering Price Per Share                                  $       10.90
                                                                  =============

Net Assets Represent
Capital stock at par value                                        $      73,133
Paid-in capital                                                      78,328,621
Accumulated distributions in excess of
   net investment income                                                (12,441)
Accumulated undistributed net realized loss
   on investments                                                    (2,952,502)
Unrealized appreciation of investments                                1,061,675
                                                                  -------------
Net Assets                                                        $  76,498,486
                                                                  =============
Investments at Cost                                               $ 107,355,490
                                                                  =============

Sentinel Government Securities Fund
Statement of Operations
For the Year Ended November 30, 1998
--------------------------------------------------------------------------------
Investment Income
Income:
Interest                                                            $ 5,157,811
                                                                  -------------
Expenses:
Management advisory fee                                                 395,246
Transfer agent and custodian                                            127,516
Distribution expense                                                    149,070
Accounting services                                                      22,970
Auditing fees                                                             7,000
Legal fees                                                                2,100
Reports and notices to shareholders                                       8,000
Directors' fees and expenses                                              7,956
Other                                                                    20,163
                                                                  -------------
   Total Expenses                                                       740,021
   Expense Reimbursement                                                (57,551)
   Expense Offset                                                        (7,446)
                                                                  -------------
   Net Expenses                                                         675,024
                                                                  -------------
Net Investment Income                                                 4,482,787
                                                                  -------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sales of investments                             2,896,784
Net change in unrealized appreciation (depreciation)                   (277,519)
                                                                  -------------
Net Realized and Unrealized Gain on Investments                       2,619,265
                                                                  -------------
Net Increase in Net Assets from Operations                          $ 7,102,052
                                                                  =============


See Notes to Financial Statements.

Sentinel Government Securities Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                           Year            Year
                                                          Ended           Ended
                                                       11/30/98        11/30/97
                                                  -------------   -------------
Increase in Net Assets from Operations
Net investment income                              $  4,482,787    $  5,009,119
Net realized gain on sales of investments             2,896,784         370,658
Net change in unrealized appreciation
(depreciation)                                         (277,519)        (65,921)
                                                  -------------   -------------
Net increase in net assets from operations            7,102,052       5,313,856
                                                  -------------   -------------
Distributions to Shareholders
From net investment income                           (4,425,304)     (4,829,535)
From  net realized gain on investments                       --              --
                                                  -------------   -------------
Total distributions to shareholders                  (4,425,304)     (4,829,535)
                                                  -------------   -------------
From Capital Share Transactions
Net proceeds from sales of shares                    12,434,900       6,651,510
Net asset value of shares in reinvestment
    of dividends and distributions                    3,445,346       3,691,450
                                                  -------------   -------------
                                                     15,880,246      10,342,960
Less: Payments for shares reacquired                (17,868,058)    (27,316,752)
                                                  -------------   -------------
Decrease in net assets from capital share
transaction                                          (1,987,812)    (16,973,792)
                                                  -------------   -------------
Total Increase (Decrease) in Net Assets for
period                                                  688,936     (16,489,471)
Net Assets: Beginning of period                      75,809,550      92,299,021
                                                  -------------   -------------
Net Assets: End of period                          $ 76,498,486    $ 75,809,550
                                                  =============   =============

Distributions in Excess of Net Investment
Income at End of Period                            $    (12,441)   $    (16,276)
                                                  =============   =============



See Notes to Financial Statements.                                          59

Sentinel Government Securities Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
--------------------------------------------------------------------------------

                                                                  Year Ended   Year Ended   Year Ended    Year Ended    Year Ended
                                                                    11/30/98     11/30/97     11/30/96      11/30/95      11/30/94
                                                                 -----------  -----------  -----------   -----------   -----------
Net asset value at beginning of period                               $ 10.09      $ 10.00      $ 10.30       $  9.31       $ 10.45
                                                                 -----------  -----------  -----------   -----------   -----------
Income (loss) from Investment Operations
Net investment income                                                   0.61         0.59         0.61          0.63          0.59
Net realized and unrealized gain (loss) on investments                  0.37         0.09        (0.30)         0.99         (1.04)
                                                                 -----------  -----------  -----------   -----------   -----------
Total from investment operations                                        0.98         0.68         0.31          1.62         (0.45)
                                                                 -----------  -----------  -----------   -----------   -----------
Less Distributions
Dividends from net investment income                                    0.61         0.59         0.61          0.63          0.58
Distributions from realized gains on investments                          --           --           --            --          0.11
                                                                 -----------  -----------  -----------   -----------   -----------
Total Distributions                                                     0.61         0.59         0.61          0.63          0.69
                                                                 -----------  -----------  -----------   -----------   -----------
Net asset value at end of period                                     $ 10.46      $ 10.09      $ 10.00       $ 10.30       $  9.31
                                                                 ===========  ===========  ===========   ===========   ===========
Total Return(%)*                                                        10.0          7.2          3.2          17.9          (4.5)

Ratios/Supplemental Data
Ratio of net expenses to average net assets(%)                          0.91         0.98         1.00          1.03          1.00
Ratio of expenses to average net assets before
   expense reductions(%)**                                              0.99         0.99         1.01          1.04          1.00
Ratio of net investment income to average net assets (%)                6.02         6.15         6.18          6.50          5.95
Ratio of net investment income to average net assets before
   voluntary expense reimbursements(%)                                  5.94         6.15         6.18          6.50          5.95
Portfolio turnover rate(%)                                               355          249          614           367           149
Net assets at end of period (000 omitted)                            $76,498      $75,810      $92,299      $108,100      $104,457

 +  Annualized
++  Not annualized
 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and
    (1)H.

See Notes to Financial Statements.
60

Sentinel Short Maturity Government Fund seeks as high a level of current income as is consistent with safety of principal through primary investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

                    Sentinel Short Maturity Government Fund

The Fund's exposure to mortgage-backed securities and its relatively short duration made the largest contributions to the Fund's performance during the period.

For the fiscal year ended November 30, 1998, the Sentinel Short Maturity Government Fund produced a total return of 6.6%. This compares very favorably to an average return of 4.8% as reported by Lipper Analytical Services Inc. for Short U.S. Government Funds. The Lehman 1-3 Year Government Index returned 7.3% for the same period.

The investment goal of the Fund is to provide a high level of current income, consistent with safety of principal, by investing in U.S. government securities, including those of its agencies and instrumentalities. The Fund attempts to earn a competitive yield and rate of return between that of a money market fund and that provided by a long-term government bond fund. At least 65% of the Fund's assets are invested in U.S. government securities with average maturities of 2 to 5 years. Included in this group of securities are U.S. Treasury and agency issues, as well as mortgage-backed securities (MBS) issued by the instrumentalities of the U.S. government. The investment strategy of the Fund is to be at least 95% invested in all market environments, with a primary focus on yield, as the price appreciation/ depreciation of short maturity securities is fairly limited over a 12,-month investment horizon. In addition, yield and total return are highly and positively correlated for short duration instruments over short investment horizons. The Fund's target duration is 2.0 years, managed within a range of 1.5 to 2.5 years.

Interest rates declined fairly steadily over the twelve-month period ended November 30, 1998 as inflation remained dormant even in the face of stronger than expected U.S. economic growth. Over the period, yields on the 2-year U.S. Treasury Note fell 12,3 basis points to 4.52%, while 30-year U.S. Treasury Bond yields declined 97 basis points to 5.07%. Short-term interest rates did fall below 4.0% at one point during the fiscal year as a flight to safety in U.S. Treasuries occurred as Russia defaulted on its recent bond debt and a hedge fund, named Long-Term Capital Management, imploded, forcing massive liquidations of non-U.S. Treasury securities. After the Federal Reserve restored calm to the capital markets by easing monetary policy, short-term interest rates drifted higher to more justifiable levels.

As of November 30, 1998, the Fund was positioned with 79% of assets in short mortgage-backed securities and 21% in short-intermediate U.S. Treasuries. The Fund utilizes mortgage-

-------------------------------------
Average Annual
Total Return
Through 11,/30/98

              w/sales       w/o sales
Period        charge+        charge

1 Year         5.6%           6.6%
-------------------------------------
3 Year         5.7%           6.1%
-------------------------------------
Since
Inception*     6.4%           6.7%
-------------------------------------
*3/27/95

+ Sales charge applicable to year of initial investment.

--------------------------------------------------------------------------------
Sentinel Short Maturity Government Fund Performance
3/27/95 inception through 11,/30/98

                           [LINE GRAPH APPEARS HERE]


                         '98                  '98                '98
                     Short Maturity     Lipper's Short US    Lehman 1-3 yr
                  Gov't Fund with/load    Gov't Fund Avg.   Gov't Bond Index
        03/27/95         9,900
        03/31/95         9,890               10,000            10,000
         4/30/95         9,984               10,082            10,089
         5/31/95        10,191               10,235            10,262
         6/30/95        10,221               10,283            10,317
         7/31/95        10,240               10,309            10,358
         8/31/95        10,301               10,374            10,420
         9/30/95        10,342               10,425            10,471
        10/30/95        10,421               10,503            10,558
        11/30/95        10,525               10,588            10,648
        12/31/95        10,615               10,665            10,728
         1/31/96        10,678               10,741            10,819
         2/29/96        10,618               10,697            10,777
         3/31/96        10,614               10,686            10,769
         4/30/96        10,603               10,693            10,780
         5/30/96        10,620               10,707            10,804
         6/30/96        10,695               10,777            10,883
         7/31/96        10,734               10,814            10,925
         8/31/96        10,753               10,843            10,965
         9/30/96        10,898               10,934            11,065
        10/31/96        11,021               11,045            11,190
        11/30/96        11,119               11,299            11,273
        12/31/96        11,103               11,293            11,275
         1/31/97        11,182               11,343            11,329
         2/28/97        11,201               11,371            11,357
         3/31/97        11,162               11,352            11,347
         4/30/97        11,267               11,435            11,441
         5/31/97        11,344               11,502            11,521
         6/30/97        11,443               11,564            11,600
         7/31/97        11,568               11,686            11,727
         8/31/97        11,585               11,690            11,738
         9/30/97        11,688               11,771            11,827
        10/31/97        11,768               11,853            11,915
        11/30/97        11,790               11,879            11,945
        12/31/97        11,861               11,899            12,024
         1/29/98        12,002               11,903            12,139
         2/28/98        12,010               11,913            12,150
         3/30/98        12,067               11,952            12,197
         4/29/98        12,124               11,999            12,256
         5/29/98        12,217               12,060            12,321
         6/30/98        12,268               12,113            12,385
         7/28/98        12,301               12,060            12,442
         8/27/98        12,416               12,282            12,594
         9/26/98        12,536               12,432            12,763
        10/26/98        12,548               12,454            12,826
        11/30/98        12,570               12,452            12,812

* An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 1% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

backed securities for their excess yield spreads available over comparable duration U.S. Treasuries. The Fund carefully limits the type of MBS product it buys to those which possess limited risk should interest rates unexpectedly rise.

In summary, the Fund's exposure to mortgage-backed securities and its relatively short duration made the largest contributions to the Fund's performance during the period. We look forward to helping you achieve your investment goals in the coming year.

/s/ David M. Brownlee

David M. Brownlee, CFA

Sentinel Short Maturity Government Fund
Investment in Securities
at November 30, 1998
--------------------------------------------------------------------------------
                                                  Principal Amount     Value
                                                     (M=$1,000)       (Note 1)
--------------------------------------------------------------------------------
U.S. Government Obligations 104.6%
U.S. Treasury Obligations 20.8%
5-Year:
  4.25%, '03                                           5000M        $ 4,944,900
  5.25%, '03                                           9000M          9,259,740
                                                                   ------------
                                                                     14,204,640
                                                                   ------------
U.S. Government  Agency Obligations 83.8%
Federal Farm Credit Bank 1.3%
Agency Discount Notes:
  5.01%, 12/08/98                                      917M             916,107
                                                                   ------------
Federal Home Loan Mortgage Corporation 31.2%
Agency Discount Notes:
  4.75%, 12/02/98                                     1235M           1,234,837
  4.8%, 12/15/98                                      1000M             998,133
                                                                   ------------
                                                                      2,232,970
                                                                   ------------
Collateralized Mortgage Obligations:
  FHLMC 1057(D),8%, '00                                364M             367,566
  FHLMC 1455L,7%, '20                                  302M             306,926
  FHLMC 53(A) P11,9.5%, '20                              1M               1,274
  FSPC T-2A,7%, '21                                    339M             342,707
                                                                   ------------
                                                                      1,018,473
                                                                   ------------
10-Year:
  6.5%,'04                                             565M             585,804
                                                                   ------------
15-Year:
  8.5%,'01                                             332M             343,802
  9%,'01                                               133M             138,390
  9%,'01                                               153M             158,899
  9.5%,'01                                               1M               1,257
  9.5%,'01                                               2M               2,605
  7.5%,'02                                             289M             298,672
  8%,'02                                               418M             432,931
  9%,'02                                               374M             389,183
  9.5%,'03                                               3M               3,280
  9.5%,'03                                             211M             223,608
  9.5%,'04                                             117M             123,272
  10%,'05                                               91M              96,996
  9%,'06                                               433M             455,833
  8.5%,'07                                              36M              37,873
  9%,'07                                               324M             340,566
  8%,'08                                               216M             222,753
  5.5%,'09                                             756M             764,081
  7.5%,'11                                            1448M           1,494,175
  8%,'11                                               911M             939,558
  8%,'12                                               340M             351,596
  6.5%,'13                                             843M             856,369
                                                                   ------------
                                                                      7,675,699
                                                                   ------------
30-Year:
  8.5%,'03                                             456M             484,750
  7%,'06                                               554M             568,253
  6.5%,'07                                             579M             608,610
  7%,'07                                               293M             301,012
  8%,'07                                               426M             450,876
  8.25%,'07                                            383M             403,697
  7.5%,'08                                             771M             809,094
  7.5%,'08                                             525M             551,419
  8%,'08                                               339M             346,780
  7.5%,'09                                             486M             510,317
  7.75%,'09                                            452M             475,114
  8%,'09                                               196M             206,818
  8%,'09                                               196M             207,334
  8.25%,'09                                            707M             751,264
  8.5%,'09                                            1124M           1,200,646
  10.25%,'09                                            16M              18,117
  9.25%,'11                                           1153M           1,235,878
  8%,'23                                               617M             645,484
                                                                   ------------
                                                                      9,775,463
                                                                   ------------
Total Federal Home Loan
  Mortgage Corporation                                               21,288,409
                                                                   ------------
Federal National Mortgage Association 36.3%
Collateralized Mortgage Obligations:
  FNMA G96-2C 7.5%, '11                                500M             503,245
                                                                   ------------
 7-Year Balloon:
  7%,'04                                               634M             647,563
                                                                   ------------
15-Year:
  9%,'02                                                 4M               4,129
  9%,'02                                               514M             539,563
  7%,'03                                               260M             266,004
  6%,'04                                               671M             690,338
  7%,'07                                               336M             345,188
  7.25%,'09                                           1052M           1,082,795
  7%,'10                                               988M           1,014,241
  8.5%,'10                                             276M             287,094
                                                                   ------------
                                                                      4,229,352
                                                                   ------------
30-Year:
  10.5%,'03                                             24M              25,364
  8%,'04                                               220M             230,657
  8%,'04                                               161M             168,750
  9%,'04                                               518M             543,273
  7%,'05                                               446M             453,484
  8%,'05                                               355M             369,664
  7.75%,'06                                            405M             422,454
  8%,'06                                               590M             611,421
  7%,'07                                               512M             534,200
  7.5%,'07                                             175M             183,818
  8%,'08                                               482M             504,494
  8.25%,'09                                            190M             199,942
  8.75%,'09                                            157M             166,422
  8.5%,'11                                             178M             188,191
  8%,'12                                               868M             909,711
  8.5%,'12                                            2035M           2,154,092
  8.75%,'13                                             63M              66,122
  12.5%,'14                                             84M              96,344
  8.25%,'17                                            422M             444,264
  8.25%,'22                                            140M             147,770
  7%,'28                                              2979M           3,044,026
  7%,'28                                              6030M           6,160,329
  7.5%,'28                                            1767M           1,817,992
                                                                   ------------
                                                                     19,442,784
                                                                   ------------
Total Federal National
  Mortgage Association                                               24,822,944
                                                                   ------------

Government National
  Mortgage Association 15.0%
Collateralized Mortgage Obligations:
CMO Trust 27(A)7.25%,'17                               190M         $   189,331
MDC Asset Inv
  Trust XII 3,8.94%,'18                                499M             509,195
                                                                   ------------
                                                                        698,526
                                                                   ------------
15-Year:
  9.5%,'99                                               0M                 493
  10.25%,'99                                             2M               2,013
  11%,'00                                                3M               3,679
  11.25%,'00                                             8M               8,995
  9%,'01                                                13M              14,088
  9.75%,'01                                              4M               4,377
  9.75%,'01                                              1M               1,259
  9.5%,'04                                               6M               6,585
  7%,'07                                               513M             530,050
  9%,'07                                                23M              23,900
  7.5%,'08                                             365M             378,397
  8%,'08                                               365M             378,049
  7%,'09                                               269M             278,456
  9%,'11                                               347M             364,807
  6.5%,'13                                             711M             725,062
  6.5%,'13                                            1037M           1,057,239
  6.5%,'13                                            1077M           1,098,373
  7%,'13                                               930M             957,780
  7%,'13                                               992M           1,020,639
                                                                   ------------
                                                                      6,854,241
                                                                   ------------
20-Year:
  9.25%,'07                                             33M              35,082
  9.75%,'10                                             70M              75,120
                                                                   ------------
                                                                        110,202
                                                                   ------------
30-Year:
  6.5%,'03                                             199M             200,673
  8%,'03                                               226M             237,911
  7.75%,'05                                            276M             289,057
  9%,'09                                               109M             116,566
  10%,'09                                                9M              10,360
  10%,'16                                               11M              11,532
  9.25%,'26                                            182M             195,154
  7%,'28                                              1461M           1,498,906
                                                                   ------------
                                                                      2,560,159
                                                                   ------------
Total Government National
  Mortgage Association                                               10,223,128
                                                                   ------------
Total U.S. Government
  Agency Obligations                                                 57,250,588
                                                                   ------------
Total U.S. Government Obligations
  (Cost $70,741,276)                                                 71,455,228
                                                                   ------------

                                                                     (continued)

Sentinel Short Maturity Government Fund
Investment in Securities (cont'd.)
at November 30, 1998
--------------------------------------------------------------------------------
                                            Principal Amount           Value
                                               (M=$1,000)            (Note 1)
Corporate Short-Term Notes 15.6%
American Express 5.1%,
  12/31/98                                        3400M            $  3,385,550
Assoc. Corp of NA, 5.16%,
  12/1/98                                         1200M               1,200,000
Commercial Credit 5.1%,
  12/1/98                                         2300M               2,300,000
G.E. Capital Corp. 5.11%,
  12/31/98                                        2400M               2,389,780
Texaco, Inc. 5.14%,
  12/1/98                                         1400M               1,400,000
                                                                   ------------
  (Cost $10,675,330)                                                 10,675,330
                                                                   ------------
Total Investments
  (Cost $81,416,606)*                                                82,130,558

Excess of Liabilities
 Over Other Assets(20.2%)                                           (13,784,621)
                                                                   ------------
Net Assets                                                         $ 68,345,937
                                                                   ============

--------------------------------------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 1998 unrealized appreciation for federal income tax purposes aggregated $713,952 of which $799,767 related to appreciated securities and $85,815 related to depreciated securities.


                                              See Notes to Financial Statements.

Sentinel Short Maturity Government Fund
Statement of Assets and Liabilities
at November 30, 1998
--------------------------------------------------------------------------------

Assets
Investments at value                                               $ 82,130,558
Cash and cash equivalents                                               389,298
Receivable for securities sold                                       10,444,445
Receivable for fund shares sold                                         571,545
Receivable for interest                                                 608,243
Receivable from fund administrator                                      142,478
                                                                   ------------
   Total Assets                                                      94,286,567
                                                                   ------------
Liabilities
Payable for securities purchased                                     24,628,738
Payable for fund shares repurchased                                   1,223,684
Accrued expenses                                                          9,402
Management fee payable                                                   29,768
Distribution fee payable                                                 43,549
Fund service fee payable                                                  5,489
                                                                   ------------
   Total Liabilities                                                 25,940,630
                                                                   ------------
Net Assets Applicable to Outstanding Shares                        $ 68,345,937
                                                                   ============

Net Asset Value and Offering Price Per Share
$68,345,937 / 6,917,259 shares outstanding                         $       9.88
Sales Charge -- 1.00% of Offering Price                                    0.10
                                                                   ------------
Maximum Offering Price Per Share                                   $       9.98
                                                                   ============

Net Assets Represent
Capital stock at par value                                         $     69,173
Paid-in capital                                                      68,843,903
Accumulated undistributed net investment income                           8,518
Accumulated undistributed net realized loss
   on investments                                                    (1,289,609)
Unrealized appreciation of investments                                  713,952
                                                                   ------------
Net Assets                                                         $ 68,345,937
                                                                   ============
Investments at Cost                                                $ 81,416,606
                                                                   ============

Sentinel Short Maturity Government Fund
Statement of Operations
For the Year Ended November 30, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                           $  3,936,247
                                                                   ------------
Expenses:
Management advisory fee                                                 304,073
Transfer agent and custodian                                             73,619
Distribution expense                                                    200,730
Accounting services                                                      17,590
Auditing fees                                                             6,000
Legal fees                                                                1,850
Reports and notices to shareholders                                       4,500
Directors' fees and expenses                                              5,975
Other                                                                    26,457
                                                                   ------------
   Total Expenses                                                       640,794
   Expense Reimbursement                                               (162,979)
   Expense Offset                                                        (8,294)
                                                                   ------------
   Net Expenses                                                         469,521
                                                                   ------------
Net Investment Income                                                 3,466,726
                                                                   ------------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on sales of investments                               (71,256)
Net change in unrealized appreciation                                   223,112
                                                                   ------------
Net Realized and Unrealized Gain on Investments                         151,856
                                                                   ------------
Net Increase in Net Assets from Operations                          $ 3,618,582
                                                                   ============


See Notes to Financial Statements.

Sentinel Short Maturity Government Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                     Year                  Year
                                                    Ended                 Ended
                                                 11/30/98              11/30/97
                                            -------------         -------------
Increase in Net Assets from Operations
Net investment income                        $  3,466,726          $  2,621,254
Net realized loss on sales of investments         (71,256)             (370,535)
Net change in unrealized appreciation             223,112               211,738
                                            -------------         -------------
Net increase in net assets from operations      3,618,582             2,462,457
                                            -------------         -------------
Distributions to Shareholders
From net investment income                     (3,343,865)           (2,412,181)
From realized gain on sale of investments              --                    --
                                            -------------         -------------
Total distributions to shareholders            (3,343,865)           (2,412,181)
                                            -------------         -------------
From Capital Share Transactions
Net proceeds from sales of shares              59,684,286            34,463,483
Net asset value of shares in reinvestment
    of dividends and distributions              2,666,871             1,991,335
                                            -------------         -------------
                                               62,351,157            36,454,818
Less: Payments for shares reacquired          (39,324,195)          (27,934,530)
                                            -------------         -------------
Increase in net assets from capital share
transactions                                   23,026,962             8,520,288
                                            -------------         -------------
Total Increase in Net Assets for period        23,301,679             8,570,564
Net Assets: Beginning of period                45,044,258            36,473,694
                                            -------------         -------------
Net Assets: End of period                    $ 68,345,937          $ 45,044,258
                                            =============         =============

Undistributed Net Investment Income
   at End of Period                          $      8,518          $      7,429
                                            =============         =============

See Notes to Financial Statements.

Sentinel Short Maturity Government Securities Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
--------------------------------------------------------------------------------

                                                                                                              Eight Months
                                                                        Year Ended   Year Ended  Year Ended          Ended
                                                                          11/30/98     11/30/97    11/30/96     11/30/95(A)
                                                                      ------------  ----------- -----------  --------------
Net asset value at beginning of period                                     $  9.82      $  9.81     $  9.84      $   9.64
                                                                      ------------  ----------- -----------  --------------
Income from Investment Operations
Net investment income                                                         0.57         0.56        0.57          0.40
Net realized and unrealized gain (loss) on investments                        0.06         0.01       (0.03)         0.20
                                                                      ------------  ----------- -----------  --------------
Total from investment operations                                              0.63         0.57        0.54          0.60
                                                                      ------------  ----------- -----------  --------------
Less Distributions
Dividends from net investment income                                          0.57         0.56        0.57          0.40
Distributions from realized gains on investments                                --           --          --            --
                                                                      ------------  ----------- -----------  --------------
Total Distributions                                                           0.57         0.56        0.57          0.40
                                                                      ------------  ----------- -----------  --------------
Net asset value at end of period                                           $  9.88      $  9.82     $  9.81      $   9.84
                                                                      ============  =========== ===========  ==============
Total Return(%)*                                                               6.6          6.0         5.6            6.3 ++

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                               0.82         1.00        1.00           1.00 +
Ratio of expenses to average net assets before
   expense reductions(%)**                                                    1.12         1.18        1.20           1.38 +
Ratio of net investment income to average net assets (%)                      6.04         6.20        6.09           6.07 +
Ratio of net investment income to average net assets before
   voluntary expense reimbursements(%)                                        5.76         6.14        5.93           5.76
Portfolio turnover rate(%)                                                     229           61         120             58
Net assets at end of period (000 omitted)                                  $68,346      $45,044     $36,474      $  28,417


(A)  Commenced operations March 27, 1995
  +  Annualized
 ++  Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and (1) H.


See Notes to Financial Statements.

Sentinel U.S. Treasury Money Market Fund is a no-load money market fund which seeks high current income, safety of principal, and liquidity by investing exclusively in the short-term obligations issued and guaranteed by the U.S Treasury with remaining maturities of 397 days or less.


                   Sentinel U.S. Treasury Money Market Fund

As of November 30, 1998, the Sentinel U.S. Treasury Money Market Fund's net assets increased over the previous year by 14.8% to $102.5 million. Looking ahead, we will continue to manage the Fund to insure a high degree of liquidity and preservation of capital.

For the 12-month period ended November 30, 1998, short-term interest rates decreased substantially, as the Federal Reserve responded to market turmoil with three 25 basis point cuts - one in late September, another in mid October and the third in mid November. At the end of the fiscal year, the prime rate had decreased 75 basis points to 7.75%. The 90-day Treasury bills and Federal funds rate declined 69 basis points to 4.52% and 5.00%, respectively. On average, 90-day certificates of deposit and commercial paper dropped 56 basis points both ending the fiscal year at 5.21%. During the Federal Reserve's intervention, the discount rate was cut by a total of 50 basis points, bringing it to 4.50% at the end of November.

The year began with low interest rate volatility, as the economy continued to grow without a hint of accelerating inflation. Conditions began to change in late August, with the Russian debt crisis and the subsequent collapse of a large hedge fund, which resulted in tremendous turmoil in the financial markets and, in turn, a massive flight to quality. In an effort to bring stability to the markets and to ease the slowdown in the U. S. economy, the Federal Reserve intervened with the three interest rate cuts mentioned above. The financial markets continue to anticipate further cuts in short rates.

In this environment, the Fund lengthened its maturity from 45 to 64 days. The 7-day yield decreased 57 basis points to 4.11%. As of November 30, 1998, the Sentinel U.S. Treasury Money Market Fund's net assets increased over the previous year by 14.8% to $102.5 million. Looking ahead, we will continue to manage the Fund to insure a high degree of liquidity and preservation of capital.

/s/ Darlene A. Coppola

Darlene A. Coppola


/s/ Richard D. Temple

Richard D. Temple

Sentinel U.S.Treasury Money Market Fund
Investment in Securities
at November 30, 1998
--------------------------------------------------------------------------------
                                      Principal Amount             Value
                                        (M=$1,000)               (Note 1)
--------------------------------------------------------------------------------
U.S. Treasury Obligations 94.2%
U S Treasury Bill
  4.985%,12/10/98                          2000M               $ 1,997,508
U S Treasury Bill
  4.93%,12/17/98                            500M                   498,904
U S Treasury Bill
  4.945%,12/17/98                           750M                   748,352
U S Treasury Bill
  4.515%,12/24/98                          5000M                 4,985,577
U S Treasury Note
  5.75%,12/31/98                           6500M                 6,502,877
U S Treasury Bill
  4.35%,01/07/99                           7800M                 7,765,128
U S Treasury Note
  6.375%,01/15/99                         12600M                12,618,357
U S Treasury Bill
  3.895%,01/21/99                           800M                   795,586
U S Treasury Bill
  4.56%,01/21/99                           2000M                 1,987,080
U S Treasury Bill
  4.6%,01/21/99                            5500M                 5,464,158
U S Treasury Bill
  4.775%,01/21/99                          1750M                 1,738,162
U S Treasury Bill
  4.745%,01/28/99                          3500M                 3,473,243
U S Treasury Bill
  4.405%,02/04/99                          2100M                 2,083,298
U S Treasury Bill
  4.42%,02/04/99                           8200M                 8,134,559
U S Treasury Bill
  4.62%,02/04/99                           3000M                 2,974,975
U S Treasury Bill
  4.35%,02/11/99                           2600M                 2,577,380
U S Treasury Note
  5%,02/15/99                              7000M                 6,994,778
U S Treasury Bill
  3.99%,03/04/99                           2000M                 1,979,385
U S Treasury Bill
  4.095%,03/04/99                          1800M                 1,780,958
U S Treasury Bill
  4.43%,03/04/99                           5000M                 4,942,779
U S Treasury Bill
  4.5%,03/11/99                            1000M                   987,500
U S Treasury Bill
  4.37%,03/18/99                           1200M                 1,184,414
U S Treasury Bill
  4.46%,03/18/99                           2000M                 1,973,488
U S Treasury Bill
  4.07%, 03/25/99                          1200M               $ 1,184,534
U S Treasury Note
  6.25%, 03/31/99                          6100M                 6,138,673
U S Treasury Bill
  4.32%, 04/08/99                          1125M                 1,107,720
U S Treasury Bill
  4.44%, 04/08/99                          2050M                 2,017,637
U S Treasury Bill
  4.35%, 04/15/99                          2000M                 1,967,375
                                                              ------------
Total U.S. Treasury Obligations
  (Amortized Cost $96,604,385)                                  96,604,385
                                                              ------------
Repurchase Agreements 3.1%
Repurchase agreement with State Street
Bank dated 11/30/98 at 3.50% to be
repurchased at $3,200,311 on 12/01/98,
collateralized by a $3,200,000 U.S.
Treasury Note due 05/31/00 valued
at $3,268,860.
 (Amortized Cost $3,200,000)               3200M                 3,200,000
                                                              ------------
Total Investments
 (Amortized Cost $99,804,385)*                                  99,804,385

Excess of Other Assets
 Over Liabilities 2.7%                                           2,732,981
                                                              ------------
Net Assets                                                    $102,537,366
                                                              ============
--------------------------------------------------------------------------------
* Also cost for federal income tax purposes.

                                              See Notes to Financial Statements.

Sentinel U.S. Treasury Money Market Fund
Statement of Assets and Liabilities
at November 30, 1998
--------------------------------------------------------------------------------

Assets
Investments at value                                               $ 99,804,385
Cash and cash equivalents                                                73,530
Receivable for fund shares sold                                       2,244,690
Receivable for  interest                                                627,774
                                                                   ------------
   Total Assets                                                     102,750,379
                                                                   ------------
Liabilities
Payable for fund shares repurchased                                     132,450
Accrued expenses                                                         36,191
Management fee payable                                                   32,267
Fund service fee payable                                                 12,105
                                                                   ------------
   Total Liabilities                                                    213,013
                                                                   ------------
Net Assets Applicable to Outstanding Shares                        $102,537,366
                                                                   ============

Net Asset Value
   Class A Shares
$98,115,042/98,115,042 shares outstanding                          $       1.00
                                                                   ============

   Class B Shares
$4,422,324/4,422,324 shares outstanding                            $       1.00
                                                                   ============

Net Assets Represent
Capital stock at par value                                         $  1,025,374
Paid-in capital                                                     101,511,992
                                                                   ------------
Net Assets                                                         $102,537,366
                                                                   ============
Investments at Cost                                                $ 99,804,385
                                                                   ============

Sentinel U.S. Treasury Money Market Fund
Statement of Operations
For the Year Ended November 30, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                            $ 4,679,697
                                                                   ------------
Expenses
Management advisory fee                                                 360,205
Transfer agent and custodian                                            206,488
Accounting services                                                      27,655
Auditing fees                                                             9,100
Legal fees                                                                4,350
Reports and notices to shareholders                                      12,600
Directors' fees and expenses                                              9,435
Other                                                                    26,495
                                                                   ------------
   Total Expenses                                                       656,328
   Expense Offset                                                        (3,138)
                                                                   ------------
   Net Expenses                                                         653,190
                                                                   ------------
Net Investment Income and Net Increase in
Net Assets from Operations                                          $ 4,026,507
                                                                   ============


See Notes to Financial Statements.

Sentinel U.S. Treasury Money Market Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                            Year           Year
                                                           Ended          Ended
                                                        11/30/98       11/30/97
                                                  -------------- --------------
Increase in Net Assets from Operations
Net investment income                              $   4,026,507  $   3,906,356
                                                  -------------- --------------
Distributions to Shareholders
From net investment income
  Class A Shares                                      (3,847,499)    (3,725,989)
  Class B Shares                                        (179,008)      (180,367)
                                                  -------------- --------------
Total Distributions to Shareholders                   (4,026,507)    (3,906,356)
                                                  -------------- --------------
From Capital Share Transactions
Net proceeds from sales of shares
  Class A Shares                                     195,386,431    198,798,449
  Class B Shares                                       8,254,397      7,962,012
Net asset value of shares in reinvestment
    of dividends and distributions
  Class A Shares                                       3,219,677      3,338,706
  Class B Shares                                         161,984        150,530
                                                  -------------- --------------
                                                     207,022,489    210,249,697
Less: Payments for shares reacquired
  Class A Shares                                    (186,402,562)  (197,029,796)
  Class B Shares                                      (7,427,663)    (7,839,276)
                                                  -------------- --------------
Increase in net assets from capital share
  transaction                                         13,192,264      5,380,625
                                                  -------------- --------------
Total Increase in Net Assets for period               13,192,264      5,380,625
Net Assets: Beginning of period                       89,345,102     83,964,477
                                                  -------------- --------------
Net Assets: End of period                          $ 102,537,366  $  89,345,102
                                                  ============== ==============


See Notes to Financial Statements.

Sentinel U.S. Treasury Money Market Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

------------------------------------------------------------------------------------------------------------------------------------


                                                          Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
Class A Shares                                              11/30/98     11/30/97     11/30/96     11/30/95     11/30/94
                                                         ------------  -----------  -----------  -----------  -----------
Net asset value at beginning of period                        $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                         ------------  -----------  -----------  -----------  -----------

Income from Investment Operations
Net investment income                                           0.04         0.04         0.04         0.05         0.03
Net realized and unrealized gain (loss) on investments            --           --           --           --           --
                                                         ------------  -----------  -----------  -----------  -----------
Total from investment operations                                0.04         0.04         0.04         0.05         0.03
                                                         ------------  -----------  -----------  -----------  -----------

Less Distributions
Dividends from net investment income                            0.04         0.04         0.04         0.05         0.03
Distributions from realized gains on investments                  --           --           --           --           --
                                                         ------------  -----------  -----------  -----------  -----------
Total Distributions                                             0.04         0.04         0.04         0.05         0.03
                                                         ------------  -----------  -----------  -----------  -----------
Net asset value at end of period                              $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
                                                         ============  ===========  ===========  ===========  ===========
Total Return(%)*                                                 4.6          4.6          4.6          5.0          3.1

Ratios/Supplemental Data
Ratio of net expenses to average net assets(%)                  0.72         0.76         0.78         0.81         0.81
Ratio of expenses to average net assets before
   expense reductions(%)**                                      0.73         0.77         0.78         0.82         0.81
Ratio of net investment income to average net assets (%)        4.47         4.46         4.38         4.83         3.01
Net assets at end of period (000 omitted)                    $98,115      $85,911      $80,804      $80,664      $75,301

------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Eight Months
                                                          Year Ended   Year Ended        Ended
Class B Shares                                              11/30/98     11/30/97   11/30/96(A)
                                                         ------------  -----------  -----------
Net asset value at beginning of period                       $  1.00     $  1.00       $  1.00
                                                         ------------  -----------  -----------

Income from Investment Operations
Net investment income                                           0.04        0.05          0.03
Net realized and unrealized gain (loss) on investments            --          --            --
                                                         ------------  -----------  -----------
Total from investment operations                                0.04        0.05          0.03
                                                         ------------  -----------  -----------

Less Distributions
Dividends from net investment income                            0.04        0.05          0.03
Distributions from realized gains on investments                  --          --            --
                                                         ------------  -----------  -----------
Total Distributions                                             0.04        0.05          0.03
                                                         ------------  -----------  -----------
Net asset value at end of period                             $  1.00     $  1.00       $  1.00
                                                         ============  ===========  ===========
Total Return(%)*                                                 4.5         4.7           3.0++

Ratios/Supplemental Data
Ratio of net expenses to average net assets(%)                  0.77        0.73           .76+
Ratio of expenses to average net assets before
   expense reductions(%)**                                      0.78        0.73           .77+
Ratio of net investment income to average net assets(%)         4.42        4.50          4.40+
Net assets at end of period (000 omitted)                    $ 4,422     $ 3,434       $ 3,160

(A) Commenced operations April 1, 1996.
  + Annualized
 ++ Not annualized
  * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
 ** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and
    (1) H.



See Notes to Financial Statements.
72

Sentinel Tax-Free Income Fund seeks a high level of current income and preservation of capital through a portfolio of high quality municipal bonds which are exempt from federal income taxes.


                         Sentinel Tax-Free Income Fund


At current prices, municipal bonds provide after-tax yields that compare favorably to corporate, government and mortgage backed securities . . .

For the fiscal year ended November 30, 1998, the Sentinel Tax-Free Income Fund produced a total return of 7.4%, outperforming the 6.8% average return of the Lipper Analytical Services Inc. universe of general municipal debt funds. The Lehman Municipal Bond Index returned 7.8% for the same period.

The environment for tax-exempt securities remains favorable for investors as the Federal Reserve has begun to take a more accommodating stance in its credit policy by reducing key interest rates in an effort to maintain a consistent level of economic growth. The current level of interest rates combined with a 1.5% inflation rate provides investors a high real rate of interest, which in the case of municipal securities is exempt from federal income tax. Yields on tax-exempt bonds are nearly identical to the yields offered by taxable U.S. Treasury securities making municipals very "cheap" on a relative basis. This unique opportunity was created by the large volume of tax-exempt bond deals that limited the rally for these securities at the same time as the Treasury bond market rallied sharply. International capital flows sought the risk free stature and liquidity of Treasury bonds, driving yields dramatically lower as investors reacted to economic turmoil in Russia and Asia. For example, a high grade, fifteen-year municipal bond yielding 4.5% has a taxable equivalent yield of 7.5% for an investor in the 39.6% federal income tax bracket. At current prices, municipal bonds provide after-tax yields that compare favorably to corporate, government and mortgage backed securities for investors who are looking to maximize risk adjusted, after-tax cash flows in their fixed-income portfolios. The current factors contributing to taxable and tax-exempt yields trading at parity are technical and should revert to a more normal relationship over time.

It appears that the Federal Reserve will continue to monitor the growth prospects for the U.S. economy and will be prepared to ease credit conditions should economic activity slow. Although international economic events remain a source of volatility, we believe that overall conditions have begun to stabilize. Credit quality of state and local governments that issue municipal bonds is excellent. Robust tax receipts, a result of strong economic growth, has allowed


------------------------------------------------
Average Annual
Total Return
Through 11/30/98
                      w/sales          w/o sales
Period                charge+            charge

1 Year                  3.2%              7.4%
------------------------------------------------
3 Years                 4.8%              6.2%
------------------------------------------------
5 Years                 4.8%              5.7%
------------------------------------------------
Since
Inception*              7.3%              7.8%
------------------------------------------------
*10/1/90
+Sales charge applicable to year of initial investment.


Sentinel Tax-Free Income Fund Performance
10/1/90 inception through 11/30/98

                           [LINE GRAPH APPEARS HERE]

                Tax-Free Income Fund          '98                    '98
                 Tax-Free Income     Lipper's Gen'l Municipal  Lehman Municipal
                    with/load            Debt Fund Avg.           Bond Index
   10/01/90           9,500                 10,000                  10,000
   Nov.'90            9,890                 10,382                  10,386
   Nov.'91           10,897                 11,418                  11,452
   Nov.'92           11,988                 12,565                  12,600
   Nov.'93           13,416                 14,004                  13,997
   Nov.'94           12,739                 13,096                  13,262
   Nov.'95           14,780                 15,496                  15,769
   Nov.'96           15,418                 16,257                  16,695
   Nov.'97           16,475                 17,399                  17,892
   Nov.'98           17,702                 18,586                  19,281


*An unmanaged index of bonds reflecting average prices in the bond market.

Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

        municipal issuers to accumulate surplus
        funds while proceeding with projects to upgrade public facilities. In this environment, we will continue to structure the portfolio to take advantage of changing market conditions, while striving to provide our shareholders with a relatively high level of current income exempt from federal taxation.


        /s/ Kenneth J. Hart


        Kenneth J. Hart

Sentinel Tax-Free Income Fund
Investment in Securities
at November 30, 1998
--------------------------------------------------------------------------------
                                                 Principal Amount        Value
                                                    (M=$1,000)         (Note 1)
--------------------------------------------------------------------------------

Bonds 97.3%
California 8.5%
Foothill/Eastern CA Toll
  6.500%, 01/01/32                                    3500M          $3,927,840
San Mateo Cnty CA
  Power Rev (AMBAC)
  6.500%, 07/01/15                                    3000M           3,632,460
                                                                  --------------
                                                                      7,560,300
                                                                  --------------
Colorado 2.0%
Arapahoe County Capital
  Improvements
  6.950%, 08/31/20                                    1500M           1,798,605
                                                                  --------------
Delaware 0.6%
Delaware Health Facility Auth
  7.625%, 11/01/10                                     500M             547,490
                                                                  --------------
Florida 3.2%
Orange County Healthcare A
  (MBIA)
  6.250%, 10/01/13                                    1500M           1,765,575
University Community
  Hospital Income (FSA)
  7.500% 09/01/11                                     1000M           1,087,650
                                                                  --------------
                                                                      2,853,225
                                                                  --------------
Georgia 1.8%
GA Municipal Electric Authority
  (AMBAC)
  0.000%, 01/01/02                                    1800M           1,603,080
                                                                  --------------
Hawaii 1.2%
Dept of Budget Financial
  of HI (FSA)
  7.650%, 07/01/19                                    1000M           1,115,740
Hawaii State Housing Finance
  7.800%, 07/01/29                                       5M               5,151
                                                                  --------------
                                                                      1,120,891
                                                                  --------------
Idaho 0.5%
Idaho Housing Agency
  Series D-1
  8.000%, 01/01/20                                     370M             413,505
                                                                  --------------
Illinois 7.3%
Illinois Educational
  Facs Authority
  6.100%, 12/15/16                                     560M             604,397
Illinois Housing
  Development Authority
  7.000%, 07/01/10                                     990M           1,075,774
Illinois State Sales Tax Revenue
  6.500%, 06/15/13                                    1000M           1,187,990
Illinois State Sales Tax
  6.000%, 06/15/12                                    2180M           2,482,540
IL MC Henry County School
  (FSA)
  5.850%, 01/01/16                                    1000M           1,123,440
                                                                  --------------
                                                                      6,474,141
                                                                  --------------
Indiana 0.1%
Indianapolis IN Economic
  Dev Revenue
  7.800%, 12/01/17                                      55M              57,275
                                                                  --------------
Kansas 0.1%
Kansas City Leavenworth Cty &
  City of Lenexa Series
  A - Mtg Rev
  8.400%, 05/01/15                                     120M             124,160
                                                                  --------------
Louisiana 0.4%
Jefferson LA Sales Tax (MBIA)
  8.250%, 07/01/02                                     390M             401,513
                                                                  --------------
Massachusetts 6.8%
Boston Series A G/O (FGIC)
  4.500%, 01/01/18                                    2820M           2,667,720
Massachusetts State G/O
  6.875%, 07/01/10                                    1000M           1,096,840
Massachusetts State G/O (FGIC)
  6.000%, 08/01/09                                    1000M           1,146,860
Mass State Health
  & Educational Facs
  New England Baptist
  Hospital Revenue
  7.300%, 07/01/11                                    1000M           1,107,200
                                                                  --------------
                                                                      6,018,620
                                                                  --------------
Michigan 1.1%
Redford MI Union School
  (AMBAC)
   5.000% 05/01/22                                     750M             762,442
Michigan State Building
  Authority
  6.250%, 10/01/20                                     170M             181,410
                                                                  --------------
                                                                        943,852
                                                                  --------------
Missouri 1.3%
Central Missouri
  St University (MBIA)
  7.000% 07/01/14                                     1000M           1,102,500
Missouri Housing
  Development Comm
  9.375%, 04/01/16                                      25M              26,724
                                                                  --------------
                                                                      1,129,224
                                                                  --------------
Nebraska 2.4%
Omaha Public Power District
  7.625%, 02/01/12                                    1000M           1,005,620
Omaha Public Power District
  6.150%, 02/01/12                                    1000M           1,153,830
                                                                  --------------
                                                                      2,159,450
                                                                  --------------
New Mexico 3.3%
Sante Fe County
  NM Revenue (FSA)
  6.000%, 02/01/27                                    2500M           2,938,850
                                                                  --------------
New York 25.1%
Long Island NY Power
  Authority
  5.50% 12/02/29                                      2500M           2,577,925
Monroe County NY G/O
  6.000%, 03/01/14                                    1000M           1,132,090
New York City NY
  (Prerefunded)
  7.100%, 02/01/09                                    1055M           1,175,101
New York City NY
  7.100%, 02/01/09                                     145M             159,541
NYC Municipal Water
  Fin Authority
  7.000%, 06/15/07                                     250M             273,002
New York NY Series G
  5.750%, 02/01/20                                    1600M           1,692,032
NYC University Certificates
  of Participation
  5.750%, 08/15/05                                    2000M           2,179,260
NY State Dorm Authority
  6.375% 07/01/08                                     1275M           1,397,094
NY State Dorm Mental
  Authority
  6.000%, 08/15/16                                    2800M           3,150,812
NY State Housing Agency
  Revenue (MBIA)
  5.000%, 11/01/15                                    1000M           1,008,330
NY State Environ Facs Corp
  (Prerefunded)
  7.250%, 06/15/10                                      40M              44,286
NY State Environmental
  Facs Corp
  7.250%, 06/15/10                                      10M              11,028
NY State Medical Care Facs
  (Prerefunded)
  7.875%, 08/15/08                                     175M             191,121
NY State Medical Care Facs
  7.875%, 08/15/08                                      75M              81,321
NY State Thruway (MBIA)
  5.250%, 04/01/09                                    2200M           2,359,192
Triborough Bridge &
  Tunnel Authority
  6.000%, 01/01/12                                    3250M           3,734,803
Urban Development Corp
  5.750%, 01/01/13                                    1000M           1,060,810
                                                                  --------------
                                                                     22,227,748
                                                                  --------------
Ohio 0.6%
OH Housing Finance
  Authority
  7.050%, 09/01/16                                     515M             542,676
                                                                  --------------

                                                                     (continued)

Sentinel Tax-Free Income Fund
Investment in Securities (cont'd.)
at November 30, 1998
--------------------------------------------------------------------------------
                                                 Principal Amount       Value
                                                    (M=$1,000)         (Note 1)
--------------------------------------------------------------------------------

Pennsylvania 5.1%
Bensalem Twp School
  District (FGIC)
  5.875%, 07/15/16                                     1500M        $ 1,627,650
Montgomery Cty Higher Ed
  & Health
  8.300%, 06/01/10                                      500M            544,145
Pennsylvania State G/O
  6.250%, 07/01/11                                     2000M          2,354,400
                                                                  --------------
                                                                      4,526,195
                                                                  --------------
Puerto Rico 3.4%
Puerto Rico Hwy
  & Transportation
  5.500%, 07/01/36                                     2750M         2,973,300
                                                                  --------------
South Carolina 1.4%
SC Spartanburg Waterwork
  (FGIC)
  5.250%, 06/01/28                                    1200M          1,243,908
                                                                  --------------
Tennessee 2.6%
Lawrenceburg TN Electrical
  Revenue (MBIA)
  6.625%, 07/01/18                                    1910M          2,327,144
                                                                  --------------
Texas 1.3%
North Central TX Health
  6.250%, 05/15/10                                    1000M          1,151,350
                                                                  --------------
Utah 0.1%
Utah State Housing
  Finance Authority
  7.250%, 07/01/22                                      15M             15,846
                                                                  --------------
Vermont 5.0%
Vermont Education &
  Health Norwich
  6.000% 09/01/13                                     1070M          1,123,650
Vermont Education &
  Health Norwich
  5.500% 07/01/18                                     2295M          2,318,386
Vermont Education &
  Health St. Michaels
  7.050%, 10/01/16                                     900M            987,300
                                                                  --------------
                                                                     4,429,336
                                                                  --------------
Virginia 4.9%
Fairfax County Water
  Authority
  7.250%, 01/01/27                                    1000M         1,060,760
VA Pocahontas Parkway
  5.500%, 08/15/28                                    1900M         1,883,337
VA State Housing
  Development Authority
  5.200%, 01/01/06                                    1355M         1,416,910
                                                                  --------------
                                                                    4,361,007
                                                                  --------------
Washington 7.2%
Snohomish County
  Washington School Dist
  7.100% 12/01/07                                      500M           540,770
Washington State G/O
  6.200%, 03/01/11                                    1220M         1,426,070
Washington State Public
  Power
  7.625%, 07/01/10                                     250M           274,605
Washington State Public
  Power (MBIA)
  7.125%, 07/01/16                                    3295M         4,143,100
                                                                  --------------
                                                                    6,384,545
                                                                  --------------
Total Investments
  (Cost $79,042,260)*                                              86,327,236

Excess of Other Assets
  Over Liabilities 2.7%                                             2,356,190
                                                                  --------------
Net Assets                                                        $88,683,426
                                                                  ==============

--------------------------------------------------------------------------------
 * Also cost for federal income tax purposes. At November 30, 1998, net unrealized appreciation for federal income tax purposes aggregated $7,284,976 of which $7,299,018 related to appreciated securities and $14,042 related to depreciated securities.

   The following abbreviations are used in portfolio descriptions:

   (AMBAC) - Guaranteed by AMBAC Indemnity Corp.

   (FGIC) - Guaranteed by Financial Guaranty Insurance Co.

   (FSA) - Guaranteed by Financial Security Assurance Inc.

   (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp.

   G/O - General Obligation Bond



                                              See Notes to Financial Statements.
76

Sentinel Tax-Free Income Fund
Statement of Assets and Liabilities
at November 30, 1998
--------------------------------------------------------------------------------

Assets
Investments at value                                               $ 86,327,236
Cash and cash equivalents                                               585,392
Receivable for fund shares sold                                          19,222
Receivable for  interest                                              1,724,564
Receivable from fund administrator                                      114,393
                                                                 ---------------
   Total Assets                                                      88,770,807
                                                                 ---------------

Liabilities
Payable for fund shares repurchased                                       6,200
Accrued expenses                                                         13,025
Management fee payable                                                   38,349
Distribution fee payable                                                 23,032
Fund service fee payable                                                  6,775
                                                                 ---------------
   Total Liabilities                                                     87,381
                                                                 ---------------
Net Assets Applicable to Outstanding Shares                        $ 88,683,426
                                                                 ===============

Net Asset Value and Offering Price per Share
$88,683,426 / 6,437,752 shares outstanding                         $      13.78
Sales Charge--4.00% of offering price                                      0.57
                                                                 ---------------
Maximum Offering Price                                             $      14.35
                                                                 ===============

Net Assets Represent
Capital stock at par value                                         $     64,378
Paid-in capital                                                      80,226,415
Accumulated undistributed net investment income                           2,645
Accumulated undistributed net realized gain
   on investments                                                     1,105,012
Unrealized appreciation of investments                                7,284,976
                                                                 ---------------
Net Assets                                                         $ 88,683,426
                                                                 ===============
Investments at Cost                                                $ 79,042,260
                                                                 ===============

Sentinel Tax-Free Income Fund
Statement of Operations
For the Year Ended November 30, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                           $  4,892,074
                                                                 ---------------
Expenses:
Management advisory fee                                                 471,905
Transfer agent and custodian                                             89,651
Distribution expense                                                    178,000
Accounting services                                                      27,405
Auditing fees                                                             7,500
Legal fees                                                                2,900
Reports and notices to shareholders                                       6,000
Directors' fees and expenses                                              9,497
Other                                                                    22,698
                                                                 ---------------
   Total Expenses                                                       815,556
   Expense Reimbursement                                               (153,309)
   Expense Offset                                                        (6,831)
                                                                 ---------------
   Net Expenses                                                         655,416
                                                                 ---------------
Net Investment Income                                                 4,236,658
                                                                 ---------------

Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                             1,104,977
Net change in unrealized appreciation                                 1,013,730
                                                                 ---------------
Net Realized and Unrealized Gain on Investments                       2,118,707
                                                                 ---------------
Net Increase in Net Assets from Operations                         $  6,355,365
                                                                 ===============


See Notes to Financial Statements.

Sentinel Tax-Free Income Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                          Year             Year
                                                         Ended            Ended
                                                      11/30/98         11/30/97
                                               ---------------- ----------------

Increase in Net Assets from Operations
Net investment income                            $   4,236,658    $   4,483,929
Net realized gain on sales of investments            1,104,977        1,229,122
Net change in unrealized appreciation                1,013,730          279,598
                                               ---------------- ----------------
Net increase in net assets from operations           6,355,365        5,992,649
                                               ---------------- ----------------


Distributions to Shareholders
From net investment income
   Class A Shares                                   (4,234,079)      (4,463,971)
   Class B Shares                                           --          (32,187)
From net realized gain on investments
   Class A Shares                                   (1,229,059)        (916,286)
   Class B Shares                                           --           (8,418)
                                               ---------------- ----------------
Total distributions to shareholders                 (5,463,138)      (5,420,862)
                                               ---------------- ----------------

From Capital Share Transactions
Net proceeds from sales of shares
   Class A Shares                                   10,999,021        7,209,749
   Class A Shares issued upon conversion
     from Class B                                           --        1,168,657
   Class B Shares                                           --          519,027
Net asset value of shares in reinvestment
    of dividends and distributions
   Class A Shares                                    3,837,597        3,629,221
   Class B Shares                                           --           30,609
                                               ---------------- ----------------
                                                    14,836,618       12,557,263
Less: Payments for shares reacquired
   Class A Shares                                  (14,980,884)     (24,604,903)
   Class B Shares                                           --         (152,989)
   Class B Shares reacquired upon conversion
    into Class A shares                                     --       (1,168,657)
                                               ---------------- ----------------
Decrease in net assets from capital share
   transactions                                       (144,266)     (13,369,286)
                                               ---------------- ----------------
Total Increase (Decrease) in Net Assets for
   period                                              747,961      (12,797,499)
Net Assets: Beginning of period                     87,935,465      100,732,964
                                               ---------------- ----------------
Net Assets: End of period                        $  88,683,426    $  87,935,465
                                               ================ ================

Undistributed Net Investment Income
   at End of Period                              $       2,645    $          66
                                               ================ ================



See Notes to Financial Statements.

Sentinel Tax-Free Income Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
--------------------------------------------------------------------------------

                                                                  Year Ended   Year Ended   Year Ended    Year Ended    Year Ended
Class A Shares                                                      11/30/98     11/30/97     11/30/96      11/30/95      11/30/94
                                                                ------------ ------------ ------------  ------------  ------------
Net asset value at beginning of period                               $ 13.64      $ 13.53      $ 13.62       $ 12.35       $ 13.81
                                                                ------------ ------------ ------------  ------------  ------------
Income (loss) from Investment Operations
Net investment income                                                   0.65         0.65         0.65          0.67          0.68
Net realized and unrealized gain (loss) on investments                  0.33         0.24        (0.09)         1.27         (1.34)
                                                                ------------ ------------ ------------  ------------  ------------
Total from investment operations                                        0.98         0.89         0.56          1.94         (0.66)
                                                                ------------ ------------ ------------  ------------  ------------
Less Distributions
Dividends from net investment income                                    0.65         0.65         0.65          0.67          0.68
Distributions from realized gains on investments                        0.19         0.13           --            --          0.12
                                                                ------------ ------------ ------------  ------------  ------------
Total Distributions                                                     0.84         0.78         0.65          0.67          0.80
                                                                ------------ ------------ ------------  ------------  ------------
Net asset value at end of period                                     $ 13.78      $ 13.64      $ 13.53       $ 13.62       $ 12.35
                                                                ============ ============ ============  ============  ============

Total Return(%)*                                                         7.4          6.9          4.3          16.0          (5.1)

Ratios/Supplemental Data
Ratio of net expenses to average net assets(%)                          0.74         0.91         0.94          0.90          0.75
Ratio of expenses to average net assets before
   expense reductions(%)**                                              0.92         0.95         0.97          0.99          0.94
Ratio of net investment income to average net assets(%)                 4.77         4.84         4.86          5.06          5.11
Ratio of net investment income to average net assets before
   voluntary expense reimbursement(%)                                   4.59         4.84         4.86          5.00          4.92
Portfolio turnover rate(%)                                                37           47          112           112            92
Net assets at end of period(000 omitted)                             $88,683      $87,935      $99,967      $110,506       $99,935

--------------------------------------------------------------------------------



                                                       Eleven             Eight
                                                 Months Ended      Months Ended
Class B Shares                                     10/31/97(B)       11/30/96(A)
                                                --------------    -------------
Net asset value at beginning of period                $ 13.54          $ 13.28
                                                --------------    -------------
Income from Investment Operations
Net investment income                                    0.43             0.32
Net realized and unrealized gain on investments          0.22             0.26
                                                --------------    -------------
Total from investment operations                         0.65             0.58
                                                --------------    -------------
Less Distributions
Dividends from net investment income                     0.44             0.32
Distributions from realized gains on investments         0.13                -
                                                --------------    -------------
Total Distributions                                      0.57             0.32

Net asset value at end of period                      $ 13.62          $ 13.54
                                                ==============    =============

Total Return(%)*                                          5.0 ++           4.5++
Ratios/Supplemental Data
Ratio of net expenses to average net assets(%)           2.17 +           2.18 +
Ratio of expenses to average net assets before
   expense reductions(%)**                               2.34 +           2.48 +
Ratio of net investment income to average
net assets(%)                                            3.58 +           3.61 +
Portfolio turnover rate(%)                                 45              112
Net assets at end of period(000 omitted)              $     -          $   766



(A)  Commenced operations April 1, 1996.
(B)  All Class B shares were converted to Class A shares as of October 31, 1997.

 +   Annualized

++   Not annualized

 * Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.

** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Notes (2) and (1) H.



See Notes to Financial Statements.                                            79

Sentinel New York Tax-Free Income Fund seeks a high level of current income and stability of principal through investments in obligations issued by the State of New York, its agencies and authorities, which are exempt from federal and New York State income taxes.


                    Sentinel New York Tax-Free Income Fund


A high grade, fifteen-year municipal bond yielding 4.5% has a taxable equivalent yield of 8.1% for a New York state resident in the 39.6% federal income tax bracket.

For the fiscal year ended November 30, 1998, the Sentinel New York Tax-Free Income Fund produced a total return of 8.3%, outperforming the 7.1% average return for the Lipper Analytical Services Inc. universe of New York state municipal debt funds. The Lehman Municipal Bond Index returned 7.8% for the same period.

The environment for tax-exempt securities remains favorable for investors as the Federal Reserve has begun to take a more accommodating stance in its credit policy by reducing key interest rates in an effort to maintain a consistent level of economic growth. The current level of interest rates combined with a 1.5% inflation rate provides investors a high real rate of interest, which in the case of municipal securities is exempt from federal income tax. Yields on tax-exempt bonds are nearly identical to the yields offered by taxable U.S. Treasury securities making municipals very "cheap" on a relative basis. This unique opportunity was created by the large volume of tax-exempt bond deals that limited the rally for these securities at the same time as the Treasury bond market rallied sharply.

International capital flows sought the risk free stature and liquidity of Treasury bonds, driving yields dramatically lower as investors reacted to economic turmoil in Russia and Asia. For example, a high grade, fifteen-year municipal bond yielding 4.5% has a taxable equivalent yield of 8.1% for a New York state resident in the 39.6% federal income tax bracket. At current prices, municipal bonds provide after-tax yields that compare favorably to corporate, government and mortgage backed securities for investors who are looking to maximize risk adjusted, after-tax cash flows in their fixed-income portfolios. The current factors contributing to taxable and tax-exempt yields trading at parity are technical and should revert to a more normal relationship over time.

It appears that the Federal Reserve will continue to monitor the growth prospects for the U.S. economy and will be prepared to ease credit conditions should economic activity slow. Although international economic events remain a source of volatility, we believe that overall conditions have begun to stabilize. Credit quality of state and



--------------------------------------------------------------------------------
Sentinel NY Tax-Free Income Fund Performance
3/27/95 inception through 11/30/98


  NY Tax-Free Income Fund

Average Annual
Total Return
Through 11/30/98
                       w/sales                w/o sales
Period                  Charge+                Charge
1 Year                   4.0%                   8.3%
-------------------------------------------------------
3 Years                  5.4%                   6.9%
-------------------------------------------------------
Since
Inception*               6.6%                   7.8%
-------------------------------------------------------
*03/27/95

+ Sales charge applicable to year of initial investment.

                           [LINE GRAPH APPEARS HERE]

                          Sentinel           Lipper            Lehman
                         NY Tax-Free      NY Municipal        Municipal
           Date          Income Fund    Debt Fund Average    Bond Index
           ----          -----------    -----------------    ----------
         03/27/95          10000
0         3/31/95           9617             10000             10000
1         4/30/95           9608             10010             10012
2         5/31/95           9993             10330             10331
3         6/30/95           9789             10191             10241
4         7/31/95           9843             10252             10338
5         8/31/95           9966             10369             10469
6         9/30/95          10011             10424             10535
7        10/30/95          10206             10595             10688
8        11/30/95          10376             10801             10866
9        12/31/95          10460             10915             10970
10        1/31/96          10519             10967             11054
11        2/29/96          10397             10871             10978
12        3/31/96          10231             10692             10838
13        4/30/96          10197             10649             10807
14        5/30/96          10190             10650             10803
15        6/30/96          10303             10760             10921
16        7/31/96          10399             10864             11020
17        8/31/96          10376             10838             11017
18        9/30/96          10555             11007             11171
19       10/31/96          10662             11117             11298
20       11/30/96          10859             11321             11505
21       12/31/96          10773             11264             11456
22        1/31/97          10776             11260             11478
23        2/28/97          10875             11362             11583
24        3/31/97          10718             11215             11429
25        4/30/97          10815             11311             11524
26        5/31/97          11019             11480             11698
27        6/30/97          11157             11596             11822
28        7/31/97          11534             11950             12150
29        8/31/97          11384             11812             12036
30        9/30/97          11533             11946             12179
31       10/31/97          11624             12016             12257
32       11/30/97          11697             12082             12329
33       12/31/97          11897             12273             12509
34        1/31/98          12029             12392             12638
35        2/28/98          12010             12387             12642
36        3/31/98          12042             12390             12653
37        4/30/98          11956             12292             12596
38        5/31/98          12181             12513             12795
39        6/30/98          12255             12561             12846
40        7/31/98          12265             12513             12878
41        8/31/98          12472             12788             13077
42        9/30/98          12654             12948             13240
43       10/31/98          12625             12898             13240
44       11/30/98          12667             12940             13286


*An unmanaged index of bonds reflecting average prices in the bond market.


Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

local governments that issue municipal bonds is excellent. Robust tax receipts, a result of strong economic growth, has allowed municipal issuers to accumulate surplus funds while proceeding with projects to upgrade public facilities. In this environment, we will continue to structure the portfolio to take advantage of changing market conditions, while striving to provide our shareholders with a relatively high level of current income exempt from federal taxation.



/s/ Kenneth J. Hart


Kenneth J. Hart

Sentinel New York Tax-Free Income Fund
Investment in Securities
at November 30, 1998
--------------------------------------------------------------------------------
                                                    Principal Amount    Value
                                                       (M=$1,000)      (Note 1)
--------------------------------------------------------------------------------
Bonds 92.5%
New York 80.4%
City University NY
  Certificate of Participation
  5.75%, 08/15/05                                          300M        $326,889
Dutchess County NY G/O
  5.00%, 06/15/17                                          325M         327,428
Dutchess County NY Water
  & Sewer
  5.05%, 06/01/11                                          100M         100,694
Insured University Revenue
  5.625%, 07/01/13 (MBIA)                                  250M         269,135
Long Island NY Electric
  Power Revenue
  5.25%, 12/01/26                                          200M         201,546
Metro Transportation Authority
  5.75%, 07/01/13                                          250M         276,072
Monroe County G/O
  6.00%, 03/01/14                                          250M         283,023
Monroe Woodbury
  Central School Dist.
  5.625%, 05/15/22 (MBIA)                                  250M         265,125
New York City Municipal
  Water Fin. Auth.
  6.00%, 06/15/17                                          100M         107,249
  5.75%, 06/15/20 (MBIA)                                   220M         235,132
  5.125%, 06/15/30 (FGIC)                                  300M         302,583
New York NY G/O Series G
  5.75%, 02/01/20                                          400M         423,008
New York NY Transitional
  Fin. Auth.
  4.50%, 11/15/27                                          300M         275,457
New York State Dorm.
  Authority Revenue
  City University System
    5.625%, 07/01/16                                       250M         270,260
    5.375%, 07/01/25 (AMBAC)                               200M         205,734
  Cornell Univ. - Ser A
    7.375%, 07/01/30                                        50M          53,757
  Department of Health
    5.50%, 07/01/20                                        125M         127,554
  Mental Health Services
    5.70%, 08/15/09                                        250M         275,650
  Municipal Health Facility Impts.
    5.125%, 01/15/13 (FSA)                                 250M         258,082
  Nursing Home-Hebrew Home
    5.625%, 02/01/17                                       220M         235,358
  NY Medical College
    4.75%, 07/01/27 (MBIA)                                 250M         239,075
  State Univ. Educ. Fac. - Ser A
    7.20%, 05/15/06                                        200M         225,996
    5.00%, 05/15/10                                        250M         259,268
    6.375%, 05/15/14                                       250M         280,350
  State Univ. Educ. Fac. - Ser B
    4.75%, 05/15/28                                        250M         235,280
  St. Johns Univ.
    5.25%, 07/01/18 (MBIA)                                 205M         211,458
  Wyckoff Hights Medical Ctr.
    5.3%, 08/15/21                                         250M         252,082
New York State Energy
  Resources
  7.50%, 07/01/25                                           50M          51,528
New York State Environmental
  Facilities
  5.75%, 01/15/13                                          250M         272,640
  5.75%, 03/15/13                                          300M         316,317
New York State Environmental
  Water Revenue
  7.25%, 06/15/10                                           60M          66,168
New York State Housing
  Finance Agency
  5.625%, 05/01/02                                         250M         261,930
New York State Local Govt.
  Assistance Corp.
  7.00%, 04/01/08                                          100M         112,175
  5.375%, 04/01/16 (AMBAC)                                 300M         310,929
New York State Medical
  Care Facilities
  7.875%, 08/15/20                                          10M          10,796
  7.875%, 08/15/20
    (Prerefunded)                                           10M          10,921
  7.30%, 02/15/21                                           10M          10,961
  7.30%, 02/15/21
    (Prerefunded)                                           15M          16,687
Hospitals & Nursing Homes
  6.45%, 02/15/09                                          225M         242,458
New York State Mortgage
  Agency Revenue
  7.95%, 04/01/22                                          100M         105,387
New York State Thwy. Auth.
  Service Contract
  6.25%, 04/01/14                                          200M         228,038
New York State Urban
  Development Corp.
  5.70%, 04/01/20                                          250M         273,465
Suffolk County NY Water
  Authority
  5.625%, 06/01/16 (AMBAC)                                 170M         179,370
Triborough Bridge &
  Tunnel Authority
  6.00%, 01/01/12                                          250M         287,293
  6.875%, 01/01/15                                          65M          69,359
United Nations Development
  Corp.
  6.00%, 07/01/12                                          250M         277,110
                                                                   -------------
                                                                      9,626,777
                                                                   -------------
Puerto Rico 12.1%
Puerto Rico Commonwealth
  5.375%, 07/01/21 (MBIA)                                  255M         265,965
  5.40%, 07/01/25                                          300M         308,112
Puerto Rico Commonwealth
  Aqueduct & Sewer
  6.00%, 07/01/09                                          250M         283,530
Puerto Rico Electric Power
  Authority
  4.50%, 07/01/18 (MBIA)                                   300M         287,178
Puerto Rico Indl. Tourist Edl.
  Med. & Envir. Ctl. Facs.
  5.00%, 10/01/22 (MBIA)                                   300M         302,379
                                                                   -------------
                                                                      1,447,164
                                                                   -------------
Total Bonds
  (Cost $10,345,620)                                                 11,073,941
                                                                   -------------

Short-Term Investments 0.8%
New York City G/O
  3.10%, 08/15/22 (a)
  (Cost $100,000)                                          100M         100,000
                                                                   -------------
Total Investments
  (Cost $10,445,620)*                                                11,173,941

Excess of Other Assets
  Over Liabilities 6.7%                                                 803,691
                                                                   -------------
Net Assets                                                          $11,977,632
                                                                   =============

--------------------------------------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 1998, net unrealized appreciation for federal income tax purposes aggregated $728,321 of which, $728,693 related to appreciated securities and $372 related to depreciated securities.

(a) Variable rate security that may be tendered back to issuer prior to maturity, at par.

     The following abbreviations are used in portfolio descriptions:

     (AMBAC) - Guaranteed by American Municipal Bond Association Corp.
     (FGIC) - Guaranteed by Financial Guaranty Insurance Co
     (FSA) - Guaranteed by Financial Security Assurance Inc
     (MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp.



82                                            See Notes to Financial Statements.

Sentinel New York Tax-Free Income Fund
Statement of Assets and Liabilities
at November 30, 1998
--------------------------------------------------------------------------------
Assets
Investments at value                                             $ 11,173,941
Cash and cash equivalents                                             571,804
Receivable for fund shares sold                                         7,002
Receivable for interest                                               173,203
Receivable from fund administrator                                     64,275
                                                              ----------------
   Total Assets                                                    11,990,225
                                                              ----------------
Liabilities
Accrued expenses                                                        3,552
Management fee payable                                                  5,119
Distribution fee payable                                                3,285
Fund service fee payable                                                  637
                                                              ----------------
   Total Liabilities                                                   12,593
                                                              ----------------
Net Assets Applicable to Outstanding Shares                      $ 11,977,632
                                                              ================

Net Asset Value and Offering Price Per Share
$11,977,632 / 982,448 shares outstanding                         $      12.19
Sales Charge -- 4.00% of Offering Price                                  0.51
                                                              ----------------
Maximum Offering Price Per Share                                 $      12.70
                                                              ================

Net Assets Represent
Capital stock at par value                                       $      9,824
Paid-in capital                                                    11,237,165
Accumulated undistributed net investment income                           542
Accumulated undistributed net realized gain
   on investments                                                       1,780
Unrealized appreciation of investments                                728,321
                                                              ----------------
Net Assets                                                       $ 11,977,632
                                                              ================
Investments at Cost                                              $ 10,445,620
                                                              ================

Sentinel New York Tax-Free Income Fund
Statement of Operations
For the Year Ended November 30, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                         $    476,358
                                                              ----------------
Expenses:
Management advisory fee                                                48,855
Transfer agent and custodian                                            8,966
Distribution expense                                                   18,430
Accounting services                                                     2,820
Auditing fees                                                           2,900
Legal fees                                                                350
Reports and notices to shareholders                                       775
Directors' fees and expenses                                              955
Other                                                                   9,325
                                                              ----------------
   Total Expenses                                                      93,376
   Expense Reimbursement                                              (90,275)
   Expense Offset                                                      (3,101)
                                                              ----------------
   Net Expenses                                                             -
                                                              ----------------
Net Investment Income                                                 476,358
                                                              ----------------
Realized and Unrealized Gain on Investments
Net realized gain on sales of investments                               1,777
Net change in unrealized appreciation                                 255,201
                                                              ----------------
Net Realized and Unrealized Gain on Investments                       256,978
                                                              ----------------
Net Increase in Net Assets from Operations                       $    733,336
                                                              ================




See Notes to Financial Statements.                                           83

Sentinel New York Tax-Free Income Fund
Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                 Year               Year
                                                                Ended              Ended
                                                             11/30/98           11/30/97
                                                       --------------     --------------
Increase in Net Assets from Operations
Net investment income                                    $    476,358       $    341,190
Net realized gain on sales of investments                       1,777             19,066
Net change in unrealized appreciation                         255,201            150,280
                                                       --------------     --------------
Net increase in net assets from operations                    733,336            510,536
                                                       --------------     --------------

Distributions to Shareholders
From net investment income                                   (476,229)          (341,158)
From realized gain on investments                             (19,064)           (45,214)
                                                       --------------     --------------
Total distributions to shareholders                          (495,293)          (386,372)
                                                       --------------     --------------

From Capital Share Transactions
Net proceeds from sales of shares                           4,692,578          2,421,008
Net asset value of shares in reinvestment
    of dividends and distributions                            456,688            363,889
                                                       --------------     --------------
                                                            5,149,266          2,784,897
Less: Payments for shares reacquired                       (1,114,125)          (953,210)
                                                       --------------     --------------
Increase in net assets from capital share transactions      4,035,141          1,831,687
                                                       --------------     --------------
Total Increase in Net Assets for period                     4,273,184          1,955,851
Net Assets: Beginning of period                             7,704,448          5,748,597
                                                       --------------     --------------
Net Assets: End of period                                $ 11,977,632       $  7,704,448
                                                       ==============     ==============

Undistributed Net Investment Income
   at End of Period                                      $        542       $        413
                                                       ==============     ==============


See Notes to Financial Statements.
84

Sentinel New York Tax-Free Income Fund
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.
--------------------------------------------------------------------------------

                                                                                                    Eight Months
                                                              Year Ended   Year Ended   Year Ended         Ended
                                                                11/30/98     11/30/97     11/30/96    11/30/95(A)
                                                              ----------   ----------   ----------  -------------
Net asset value at beginning of period                           $ 11.88       $11.72       $11.72        $11.19
                                                              ----------   ----------   ----------   -----------
Income from Investment Operations
Net investment income                                               0.62         0.60         0.53          0.36
Net realized and unrealized gain on investments                     0.34         0.25           --          0.53
                                                              ----------   ----------   ----------   -----------
Total from investment operations                                    0.96         0.85         0.53          0.89
                                                              ----------   ----------   ----------   -----------
Less Distributions
Dividends from net investment income                                0.62         0.60         0.53          0.36
Distributions from realized gains on investments                    0.03         0.09           --            --
                                                              ----------   ----------   ----------   -----------
Total Distributions                                                 0.65         0.69         0.53          0.36
                                                              ----------   ----------   ----------   -----------
Net asset value at end of period                                 $ 12.19       $11.88       $11.72        $11.72
                                                              ==========   ==========   ==========   ===========

Total Return (%) *                                                   8.3          7.7          4.8           8.1++
Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                       --         0.30         1.04          1.22+
Ratio of expenses to average net assets before
   expense reductions (%) **                                        1.01         1.09         1.10          1.29+
Ratio of net investment income to average net assets (%)            5.17         5.31         4.65          4.60+
Ratio of net investment income to average net assets before
   voluntary expense reimbursements (%)                             4.19         4.57         4.65          4.60+
Portfolio turnover rate (%)                                            6           21           48            32
Net assets at end of period (000 omitted)                        $11,978       $7,704       $5,749        $5,332



(A) Commenced operations March 27, 1995.
+   Annualized
++  Not annualized
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earning credits as described in Note (2) and (1) H.


See Notes to Financial Statements.

                         Notes to Financial Statements


(1)  Significant Accounting Policies:

Sentinel Group Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Company consists of twelve separate series - Sentinel Small Company Fund (formerly Sentinel Emerging Growth Fund), Sentinel Growth Fund, Sentinel World Fund, Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel High Yield Bond Fund (commenced operations on June 23, 1997), Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund (a non-diversified series), Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund (formerly Sentinel Short-Intermediate Government Fund) and Sentinel U.S. Treasury Money Market Fund, each individually referred to as a Fund. All Funds offer one class of shares now referred to as Class A Shares. In addition, Sentinel Small Company, Sentinel Growth (commenced operations January 12, 1998), Sentinel World, Sentinel Common Stock, Sentinel Balanced, Sentinel High Yield Bond, Sentinel Bond and Sentinel U.S. Treasury Money Market Funds have a second class of shares called Class B Shares. A third class of shares called Class C shares were effective for Sentinel Common Stock, Sentinel Balanced, Sentinel High Yield Bond and Sentinel World on May 4, 1998. On August 21, 1998 the board of directors approved Class D shares on the Sentinel Balanced Fund to commence January 4, 1999. The following is a summary of significant accounting policies followed by the Company.

A. Security Valuation: Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximates market value. Portfolio securities of the Sentinel U.S. Treasury Money Market Fund are valued at amortized cost, which approximates market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

B. Securities Transactions and Related Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis. Cost is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. The Sentinel Tax-Free Income Fund, the Sentinel New York Tax-Free Income Fund and the Sentinel Short Maturity Government Fund amortize premium. Sentinel New York Tax-Free Income Fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in the State of New York.

C. Dividends and Distributions: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions and the reclassification of ordinary losses to paid-in-capital. Reclassifications were made to reflect these differences as of November 30, 1998 as follows:

                                            Increase (decrease) in
                             Accumulated   accumulated undistributed
                            undistributed   net realized gain (loss)
                            net investment on investments and foreign  Paid-in
          Fund               income (loss)   currency transactions     capital
--------------------------  -------------- -------------------------- --------
World ....................     ($204,782)          $ 204,782              --
Balanced .................       (27,138)             27,138              --
Bond .....................       (18,408)             24,096            (5,688)
Government Sec. ..........       (53,648)             57,613            (3,965)
Short Maturity Gov't. ....      (121,772)            121,772              --
Growth ...................       240,327                --            (240,327)
Small Company ............       319,964            (119,410)         (200,554)

D. Dollar Rolls: Sentinel Balanced, Sentinel Bond, Sentinel Government Securities and Sentinel Short Maturity Government Funds enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Funds maintain segregated accounts, the dollar value of which is equal to its obligations, in respect of dollar rolls.

E. Federal Income Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The Company intends to distribute all of its taxable income to its shareholders, relieving each Fund of any federal excise tax or income tax liability.

F. Foreign Currency Translations: The books and records of the Sentinel World Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Sentinel World Fund does not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

G. Repurchase Agreements: Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

H. Other: Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts.

Allocation of expenses not allocated to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts, each on a pro rata basis, of each Class.

Investment income, gains and losses (realized and unrealized) are allocated pro rata according to daily net assets of each Class of each Fund.

Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(2) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to the Investment Advisory Agreement (the "Agreement"), Sentinel Advisors, Co., ("SAC"), a Vermont general partnership whose general partners are Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"), ProvidentMutual Management Co., Inc., an affiliate of Provident Mutual Life Insurance Company of Philadelphia ("Provident Mutual"), HTK of Delaware, Inc. ("HTK"), an affiliate of The Penn Mutual Life Insurance Company ("Penn Mutual") and Sentinel Management Company ("SMC"), a Vermont general partnership whose general partners are affiliates of National Life, Provident Mutual and Penn Mutual, provides general supervision of the Funds' investments as well as certain administrative and related services. As compensation in full for services rendered under its Agreement, the Funds pay SAC a monthly fee determined as follows: (1) With respect to Sentinel Small Company, Sentinel Growth, Sentinel World and Sentinel Balanced Funds: 0.70% per annum on the first $200 million of aggregate average daily net assets of such Funds; 0.65% per annum on the next $100 million of such assets; 0.60% per annum on the next $100 million of such assets; and 0.55% per annum on such assets in excess of $400 million. (2) With respect to Sentinel Common Stock Fund: 0.55% per annum on the average daily net assets of the Fund. (3) With respect to Sentinel High Yield Bond Fund: 0.75% per annum on the first $100 million of average daily net assets; 0.70% per annum on the next $100 million of such assets; 0.65% per annum on the next $100 million of such assets; and 0.60% per annum on such assets in excess of $300 million. (4) With respect to Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income, Sentinel Government Securities and Sentinel Short Maturity Government Funds: 0.55% per annum on the first $200 million of aggregate average daily net assets of such Funds;

0.50% per annum on the next $200 million of such assets; and 0.45% per annum on such assets in excess of $400 million. (5) With respect to Sentinel U.S. Treasury Money Market Fund: 0.40% per annum on the first $300 million of average daily net assets; and 0.35% per annum on such assets in excess of $300 million.

With respect to Sentinel World Fund, SAC has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("INVESCO"). Pursuant to such agreement, INVESCO provides SAC with a continuous investment program consistent with Sentinel World Fund's investment objectives and policies. The sub-advisory agreement provides for a fee to be paid by SAC to INVESCO of the greater of (a) a monthly fee equal to 0.375% per annum of the average daily net assets of Sentinel World Fund up to $500 million and 0.30% per annum of such average net assets in excess of $500 million, or (b) $20,000 per annum.

With respect to Sentinel High Yield Bond Fund, SAC has entered into a sub-advisory agreement with Keystone Investment Management Company ("Keystone"). Pursuant to such agreement, Keystone provides SAC with a continuous investment program consistent with Sentinel High Yield Bond Fund's investment objectives and policies. The sub-advisory agreement provides for a fee from SAC to Keystone equal to one half of the fee paid by Sentinel High Yield Bond Fund to SAC, provided that the fee paid by SAC to Keystone will always be at least 0.35% per annum of the average daily net assets.

All Funds (except Sentinel U.S. Treasury Money Market Fund) have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the "A Plans". The Sentinel New York Tax-Free Income Fund became subject to the A Plan upon its inception on March 27, 1995 and Sentinel High Yield Bond Fund became subject to it on its inception on June 23, 1997. On March 24, 1995 the Sentinel Short Maturity Government Fund adopted a supplemental distribution plan pursuant to Rule 12b-1 applicable only to it. On March 29, 1996 each of the Funds with Class B Shares (except Sentinel U.S. Treasury Money Market Fund) adopted a Class B distribution plan referred to as the "B Plans". The Sentinel High Yield Bond Fund became subject to the B Plan on June 23, 1997. On May 4, 1998 each of the Funds with Class C Shares adopted a Class C distribution plan referred to as the "C Plans". None of the fees paid by the other Funds pursuant to the Plans will be used to reimburse Sentinel Financial Services Company ("SFSC"), a Vermont general partnership whose general partners are National Life Investment Management Company, Inc., a wholly-owned subsidiary of National Life, ProvidentMutual Financial Services, Inc., an affiliate of Provident Mutual, HTK and SMC, the principal underwriter ("Distributor") of the Company's shares, for expenses incurred in connection with the distribution of the Sentinel U.S. Treasury Money Market Fund shares.

Under the A Plans, each participating Fund pays to the Distributor a monthly fee at the maximum annual rate of (a) 0.30% of average daily net assets relating to A Shares outstanding in the case of the Sentinel Small Company, Sentinel Growth, Sentinel World, Sentinel Common Stock and Sentinel Balanced Funds, (b) 0.20% of average daily net assets relating to A Shares outstanding in the case of the Sentinel High Yield Bond, Sentinel Bond, Sentinel Tax-Free Income, Sentinel New York Tax-Free Income and Sentinel Government Securities Funds or (c) 0.35% of average daily net assets relating to A Shares outstanding in the case of the Sentinel Short Maturity Government Fund. Such fees will be used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of each participating Fund, including salaries and expenses of the Distributor's wholesale sales force, home office management and marketing personnel, expenses incurred by the Distributor for the occupancy of its office space in Montpelier, Vermont, expenses incurred by the Distributor with respect to equipment and supplies, expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of such shares to the public, expenses incurred in advertising, promotion and selling shares of such Fund to the public, expenses incurred for the preparation, printing and distribution of the Prospectus and Statement of Additional Information, any supplement thereto used in connection with the offering of such Fund's shares to the public, or any reports and other communications for the distribution to existing shareholders, and service fees (deferred commissions) paid to securities dealers who have executed a selling agreement with the Distributor.

Under the Plan applicable to the Class B Shares, the Class B Shares of the Common Stock, Balanced, Growth, Small Company, World, High Yield and Bond Funds pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets, of which up to 0.25% shall be for service fees to broker-dealers, and the remaining 0.75% shall be for the recovery of the initial sales commissions paid by the Distributor at the time of sales of Class B Shares, together with the cost of financing such payments, and for the other types of distribution, sales and marketing expenditures detailed in the preceding paragraph for the Plans applicable to the Class A shares. The High Yield Fund Class B shares are not assessed a distribution fee in respect of the seed money shares owned by National Life, which will result in an overall Rule 12b-1 fee to the Class B shares of the High Yield Fund of less than 1.00% for so long as National Life maintains its investment.

Under the Plan applicable to the Class C shares, the Class C shares of each of the Common Stock, Balanced, World and High Yield Funds pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. In the first year after the purchase this fee will be applied to recover the initial sales commission of 1.00% paid by the Distributor to the selling dealer. In subsequent years, the entire 1.00% will be paid to the selling dealer as additional commission and/or service fees.

These asset-based fees, excepting the service fee component, are subject to aggregate limits imposed by the National Association of Securities Dealers, Inc.

The Distributor will not be reimbursed for any unreimbursed eligible expenses from any other Fund, or in any future year from any of the Plans.

SFSC also receives a sales charge added to the net asset value received by the Company on the sale of its Class A Shares. This compensation is not an expense of the Company and does not affect its operating results. SFSC has advised the Company that it received sales charges aggregating $4,760,931 for the year ended November 30, 1998. The Company is advised that the total distribution charges retained by SFSC on the sale of shares amounted to $152,874 after allowances of $2,256,971 to Equity Services, Inc., an affiliate of National Life, $411,059 to 1717 Capital Management Company, an affiliate of Provident Mutual, $780,486 to Hornor, Townsend & Kent, Inc. and $173,768 to Janney Montgomery Scott, Inc. ("JMS"), affiliates of Penn Mutual, and $985,773 to other investment dealers. During this same period, SFSC received $9,952 in contingent deferred sales charges from certain redemptions of Class A shares and $349,773 in contingent deferred sales charges from redemptions of Class B shares and $344 in contingent deferred sales charges from redemptions of Class C shares.

During the year the Company transacted purchases and sales of portfolio securities through, among others, JMS for which it received $23,520 in brokerage commissions. In addition JMS acted as dealer on certain purchases of shares of the Company for which it received dealer's concessions noted above.

Each director who is not an employee of the adviser or an affiliated company is paid an annual fee of $16,000 plus $1,500 for each meeting of the Board of Directors attended. Such directors are reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings.

Pursuant to the Fund Services Agreement with Sentinel Administrative Service Company ("SASC"), a Vermont general partnership whose general partners are Sentinel Administrative Service Corporation, an indirect wholly-owned subsidiary of National Life, SIGMA American Corp., an affiliate of Provident Mutual, HTK and SMC, the Company receives fund accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services which the Company has contracted for with outside providers. Total fees for the year ended November 30, 1998 were $3,475,581.

SAC has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Funds' Class A Shares and Sentinel Pennsylvania Tax-Free Trust (excluding the Sentinel World Fund) from exceeding 1.30% of average daily net assets in any fiscal year. The aggregate expense ratio of the Funds' Class B Shares (excluding the Sentinel World Fund) would also be reduced proportionately. The Funds and Sentinel Pennsylvania Tax-Free Trust make up the Sentinel Family of Funds. Although SAC has no present intention to do so, this arrangement may be terminated at any time. Expenses for the year ended November 30, 1998 did not exceed 1.30% of its average daily net assets.

For the period December 1, 1997 through March 29, 1998 SASC has agreed to reimburse the Sentinel Short Maturity Government Fund Class A for all operating expenses in excess of an annual rate of 1.00% of the Funds' average daily net assets. With respect to Class A Shares of Sentinel New York Tax-Free Income Fund, SASC has agreed to reimburse the Fund for all its operating expenses effective March 31, 1997.

Effective March 30, 1998 Sentinel Advisors has voluntarily agreed to reimburse the following Funds for advisory fees or other expenses necessary to limit these Fund's overall expense ratios, after expense offset, (i.e. net of certain credits against Fund expenses) to the amounts shown below:

   Bond Fund Class A shares 0.68%

   Government Securities Fund Class A shares 0.87%

   Short Maturity Government Fund Class A shares 0.75%

   Tax-Free Income Fund Class A shares 0.72%

In case of the Bond Fund, the reimbursement of advisory fees will also benefit the Class B shares of the Bond Fund, which will experience the same reduced effective advisory fee rate as the Class A shares.

For the fiscal year ended November 30, 1998 the total amount reimbursable to Sentinel Bond Fund Class A was $135,034, Sentinel Bond Fund Class B $20,753, Sentinel Government Securities Fund $57,551, Sentinel Short Maturity Government Fund $162,979, Sentinel Tax-Free Income Fund $153,309, and Sentinel New York Tax-Free Income Fund $90,275.

Although SASC has no present intention to do so, this arrangement may be terminated at any time.

(3) Investment Transactions:

Purchases and sales of investment securities (excluding short-term obligations) for the year ended November 30, 1998 were as follows:

                        Purchases of                    Sales of
                         other than    Purchases of    other than
                            U.S.           U.S.           U.S.       Sales of U.S.
                         government     government     government     government
                         direct and     direct and     direct and     direct and
                           agency         agency         agency         agency
     Fund                obligations    obligations    obligations    obligations
---------------------   ------------   -------------  -------------  -------------
Common Stock ........   $446,843,885             --   $488,504,255             --
Balanced ............    151,662,580   $130,628,197    140,581,945   $141,275,982
Growth ..............     99,340,833             --     88,644,288             --
Small Company .......     51,949,773             --     52,633,466             --
World ...............     25,207,496             --     13,395,975             --
High Yield Bond .....    120,182,609     16,576,016     74,470,243     16,734,436
Bond ................     85,321,797     67,246,011     64,928,385     77,563,484
Government ..........             --    263,348,690             --    265,434,029
Short Maturity Gov't.             --    153,871,727             --    128,390,981
Tax-Free ............     32,154,425             --     33,757,040             --
N.Y. Tax-Free .......      3,952,112             --        513,023             --

(The Sentinel U.S. Treasury Money Market Fund invests only in short-term obligations.)

For Federal income tax purposes, the Company has capital loss carryforwards at November 30, 1998 as follows:

$2,140,898, $538,825 and $1,051,666 (expiring in 2001, 2002 and 2004, respectively) for a total of $3,731,389 for the Sentinel Bond Fund, $2,952,502 (expiring in 2004) for the Sentinel Government Securities Fund, $1,490,419 (expiring in 2006) for the Sentinel High Yield Bond Fund, $1,283,934 (expiring in 2006) for the Sentinel World Fund and $278,001, $619,379, $142,166, $83,225
and $166,838 (expiring in 2000, 2001, 2002, 2004 and 2005, respectively) for a total of $1,289,609 for the Sentinel Short Maturity Government Fund. During the year ended November 30, 1998, the Sentinel Bond Fund, Sentinel Short Maturity Fund and the Sentinel Government Securities Fund utilized $626,804, $50,516 and $2,954,401 of capital loss carryforwards, respectively. It is unlikely that a capital gains distribution will be paid to shareholders of these Funds until net gains have been realized in excess of such capital loss carryforwards or the carryforwards expire.

(4) Fund Shares:

At November 30, 1998, 2 billion shares of one cent par value were authorized. There are 1.36 billion shares allocated to the various Funds as Class A Shares , 260 million shares allocated to the various Funds as Class B Shares and 40 million shares allocated to various Class C Shares. Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares:

                                                                              Shares issued        Net
                                          Shares issued in                     (reacquired)      increase
                                          reinvestment of                    upon conversion    (decrease)
                                           dividends and         Shares         from/(into)     in shares
        Fund              Shares sold      distributions      reacquired        Class B/A      outstanding
        ----              -----------      -------------      ----------        ---------      -----------
Year Ended 11/30/98
Common Stock - A ......     2,319,503         3,707,242        4,126,688            --          1,900,057
Common Stock - B ......     1,247,141           220,053          300,254            --          1,166,940
Common Stock - C ** ...       128,386                40            8,149            --            120,277
Balanced - A ..........     1,761,700         1,281,894        2,754,031            --            289,563
Balanced - B ..........     1,008,603           109,017          180,545            --            937,075
Balanced - C ** .......        72,665               312              111            --             72,866
Growth - A ............     1,107,943         1,695,268          827,751            --          1,975,460
Growth - B* ...........       284,897                --           20,350            --            264,547
Small Company - A .....     1,816,196         2,341,987        3,171,812            --            986,371
Small Company - B .....       959,051           178,297          181,707            --            955,641
World - A .............     1,261,819           229,155        1,153,057            --            337,917
World - B .............       481,379            23,804           85,449            --            419,734
World - C ** ..........       154,395                --           98,307            --             56,088
High Yield Bond - A ...     2,403,640           147,508          425,396            --          2,125,752
High Yield Bond - B ...     2,737,683           135,496          385,851            --          2,487,328
High Yield Bond - C **        197,536             4,462            1,523            --            200,475
Bond - A ..............     2,428,801           592,479        2,808,497            --            212,783
Bond - B ..............     1,553,747            61,897          319,531            --          1,296,113
Government ............     1,206,526           336,396        1,743,268            --           (200,346)
Short Maturity Gov't ..     6,037,319           270,309        3,978,257            --          2,329,371
U.S. Treasury - A .....   195,386,431         3,219,677      186,402,562            --         12,203,546
U.S. Treasury - B .....     8,254,397           161,984        7,427,663            --            988,718
Tax-Free ..............       805,481           281,459        1,096,968            --            (10,028)
N.Y. Tax-Free .........       387,759            37,877           91,615            --            334,021

Year Ended 11/30/97
Common Stock - A ......     2,705,403         2,975,446        3,615,554            --          2,065,295
Common Stock - B ......     1,086,877            74,040           77,413            --          1,083,504
Balanced - A ..........     1,826,520           782,123        3,117,018            --           (508,375)
Balanced - B ..........       754,261            33,293           68,172            --            719,382
Growth ................       626,402           710,563          603,146            --            733,819
Small Company - A .....     2,422,659           155,607        3,455,802            --           (877,536)
Small Company - B .....       919,683             3,285           63,324            --            859,644
World - A .............     1,472,913            99,489          924,429            --            647,973
World - B .............       409,903             3,852           24,658            --            389,097
High Yield Bond - A ***     1,074,262            13,753           23,133            --          1,064,882
High Yield Bond - B ***     3,282,060            12,285           43,795            --          3,250,550
Bond - A ..............     1,877,830           628,012        4,218,555            --         (1,712,713)
Bond - B ..............       640,073            36,953          145,602            --            531,424
Government ............       670,673           373,702        2,764,716            --         (1,720,341)
Short Maturity Gov't ..     3,520,498           203,920        2,855,286            --            869,132
U.S. Treasury - A .....   198,798,449         3,338,706      197,029,796            --          5,107,359
U.S. Treasury - B .....     7,962,012           150,530        7,839,276            --            273,266
Tax-Free - A (a) ......       539,782           272,246        1,839,547        85,799           (941,720)
Tax-Free - B (a) ......        38,576             2,296           11,628       (85,799)           (56,555)
N.Y. Tax-Free .........       207,637            31,400           81,284            --            157,753


  * For the period January 12, 1998 to November 30, 1998.
 ** For the period May 4, 1998 to November 30, 1998.
*** For the period June 23, 1997 to November 30, 1997.
(a) On October 31, 1997 all outstanding Class B shares were converted to Class A shares.

(5) Post Retirement Benefits:

The Company provides certain health care and life insurance benefits to its retirees. At November 30, 1998 the projected obligation for such benefits had been accrued.

Report of Independent Accountants

To the Shareholders and Board of Directors of Sentinel Group Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Small Company Fund, Sentinel Growth Fund, Sentinel World Fund, Sentinel Common Stock Fund, Sentinel Balanced Fund, Sentinel High Yield Bond Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund and Sentinel U.S. Treasury Money Market Fund (constituting Sentinel Group Funds, Inc., hereafter referred to as the "Fund") at November 30, 1998, the results of each of their operations, the changes of each of their net assets, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 1998

Sentinel Pennsylvania Tax-Free Trust seeks a high level of current income and stability of principal through investments in obligations issued by the Commonwealth of Pennsylvania and its agencies and authorities, which are exempt from federal and Pennsylvania state income taxes.


Sentinel Pennsylvania Tax-Free Trust

Yields on tax-exempt bonds are nearly identical to the yields offered by taxable U.S. Treasury securities, making municipals very "cheap" on a relative basis.

For the fiscal year ended November 30, 1998, the Sentinel Pennsylvania Tax-Free Trust produced a total return of 6.9% versus the 6.5% average return for the Lipper Analytical Services Inc. universe of Pennsylvania municipal debt funds. The Lehman Municipal Bond Index returned 7.8% for the same period.

The environment for tax-exempt securities remains favorable for investors as the Federal Reserve has begun to take a more accommodating stance in its credit policy by reducing key interest rates in an effort to maintain a consistent level of economic growth. The current level of interest rates combined with a 1.5% inflation rate provides investors a high real rate of interest, which in the case of municipal securities is exempt from federal income tax. Yields on tax-exempt bonds are nearly identical to the yields offered by taxable U.S. Treasury securities, making municipals very "cheap" on a relative basis. This unique opportunity was created by the large volume of tax-exempt bond deals that limited the rally for these securities at the same time the Treasury bond market rallied sharply. International capital flows sought the risk free stature and liquidity of Treasury bonds, driving yields dramatically lower as investors reacted to economic turmoil in Russia and Asia. For example, a high grade, fifteen-year municipal bond yielding 4.5% has a taxable equivalent yield of 7.7% for a Pennsylvania resident in the 39.6% federal income tax bracket. At current prices, municipal bonds provide after-tax yields that compare favorably to corporate, government and mortgage backed securities for investors who are looking to maximize risk adjusted, after-tax cash flows in their fixed-income portfolios. The current factors contributing to taxable and tax-exempt yields trading at parity are technical and should revert to a more normal relationship over time.

It appears that the Federal Reserve will continue to monitor the growth prospects for the U.S. economy and will be prepared to ease credit conditions should economic activity slow. Although international economic events remain a source of volatility, we believe that overall conditions have begun to stabilize. Credit quality of state and local governments that issue municipal bonds is excellent. Robust tax receipts, a result of strong economic growth, has


-------------------------------------------
Average Annual
Total Return
Through 11/30/98
                 w/sales        w/o sales
 Period          charge+         charge
 1 Year           2.6%            6.9%
-------------------------------------------
 5 Years          4.5%            5.4%
-------------------------------------------
10 Years          6.6%            7.1%
-------------------------------------------

+Sales charge applicable to year of initial investment.

                           [LINE GRAPH APPEARS HERE]

            PA Tax-Free Trust    Lipper's PA Municipal     Lehman Municipal
                with/load            Debt Fund Avg.           Bond Index
                ---------            --------------           ----------
Nov.-88           10,000                 10,000                 10,000
Nov.-89           10,550                 11,108                 11,101
Nov.-90           11,180                 11,776                 11,956
Nov.-91           12,169                 12,968                 13,183
Nov.-92           13,414                 14,318                 14,505
Nov.-93           14,637                 16,182                 16,113
Nov.-94           13,921                 15,068                 15,266
Nov.-95           15,976                 17,877                 18,151
Nov.-96           16,770                 18,789                 19,218
Nov.-97           17,788                 20,057                 20,596
Nov.-98           19,007                 21,360                 22,194


*An unmanaged index of bonds reflecting average prices in the bond market.


Ending values are based upon an initial investment of $10,000 and the subsequent reinvestment of all dividends and distributions. When comparing the Fund's performance with that of the Index and Average shown above, you should note that the Fund's performance reflects the maximum 4% sales charge and includes all expenses and management fees, while that shown for the Index and Average does not. Past performance is not predictive of future results.

allowed municipal issuers to accumulate surplus funds while proceeding with projects to upgrade public facilities. In this environment, we will continue to structure the portfolio to take advantage of changing market conditions, while striving to provide our shareholders with a relatively high level of current income exempt from federal taxation.


/s/ Kenneth J. Hart


Kenneth J. Hart

Sentinel Pennsylvania Tax-Free Trust
Investment in Securities
at November 30, 1998

--------------------------------------------------------------------------------
                                              Principal Amount         Value
                                                 (M=$1,000)           (Note 1)
--------------------------------------------------------------------------------

Bonds 97.4%
Pennsylvania  91.3%
Allegheny County G/O
  5.15%, 09/01/11 (FGIC)                            1500M            $1,560,615
Allegheny County Hospital
  6.00%, 10/01/03  (FGIC)                           1000M             1,089,240
Allegheny County
  Institution G/O
  7.30%, 04/01/09  (MBIA)                           1000M             1,044,030
Armstrong County Hospital
  Auth.
  6.25%, 06/01/13  (AMBAC)                          1200M             1,304,844
Beaver County Industrial
  Dev. Auth.
  7.75%, 09/01/24                                    500M               521,385
Bensalem Township
  School Dist.
  5.875%, 07/15/16                                  1150M             1,247,865
Berks County G/O
  7.25%, 11/15/20 (FGIC)                            1000M             1,089,750
Butler PA Area School District
  4.75%, 10/01/22  (FGIC)                           1000M               962,650
Chester County Health
  & Education
  5.375%, 05/15/27                                  1500M             1,517,220
Erie PA Higher Education
  Building Auth.
  5.75%, 03/15/20 (ACA)                             1500M             1,594,170
Grove City PA Hospital Auth.
  5.25%, 07/01/12  (ACA)                            1500M             1,565,340
Hazelton PA Area
  School District
  0.00%, 03/01/25 (FGIC)                            1255M               335,549
Jim Thorpe PA Area
  School District
  5.30%, 03/15/16  (MBIA)                           1500M             1,600,065
Lehigh County Industrial
  Dev. Auth.
  6.15%, 08/01/29 (MBIA)                            1000M             1,096,710
Montgomery County Higher
  Educ. & Health
  8.30%, 06/01/10                                    500M               544,145
PA State Turnpike Commn.
  Oil Tax Rev.
  4.75%, 12/01/27  (AMBAC)                          1130M             1,080,337
Pennsylvania Higher Educ. Facs.
  5.625%, 12/01/27  (MBIA)                          1000M             1,061,460
Pennsylvania Housing
  Finance Agency
  5.80%, 10/01/29                                   1000M             1,031,560
Pennsylvania State G/O
  6.25%, 07/01/11                                   1500M             1,765,800
Pennsylvania State
  Turnpike Commn.
  7.20%, 12/01/17  (FGIC)                           1000M             1,117,780
Pennsylvania Trafford
  School Dist.
  5.90%, 05/01/11  (MBIA)                           1000M             1,094,130
Philadelphia Authority for
  Industrial Dev.
  5.50%, 11/15/16                                   1590M             1,655,333
Philadelphia Regional Port. Auth.
  7.125%, 08/01/10  (MBIA)                           250M               264,693
  7.15%, 08/01/20  (MBIA)                            250M               264,792
Philadelphia Water & Waste
  6.25%, 08/01/11  (MBIA)                           1000M             1,169,550
  6.25%, 08/01/12  (MBIA)                            500M               586,855
Pittsburgh PA Water &
  Sewer System Rev.
  6.50%, 09/01/13  (FGIC)                           1000M             1,198,130
Scranton Lackawanna
  Health & Welfare
  6.20%, 07/01/17                                   1000M             1,061,290
Westmoreland County
  Municipal Auth.
  0.00%, 08/15/18  (FGIC)                            500M               189,360
York County Solid Waste
  5.50%, 12/01/14  (FGIC)                           1000M             1,085,720
                                                                    -----------
                                                                     31,700,368
                                                                    -----------
Puerto Rico 6.1%
Puerto Rico Commonwealth
  Hwy & Transport
  5.50%, 07/01/36                                   1000M             1,081,200
Puerto Rico G/O
  5.375%, 07/01/25                                  1000M             1,023,050
                                                                    -----------
                                                                      2,104,250
                                                                    -----------
Total Investments
  (Cost $31,674,945)*                                                33,804,618

Excess of Other Assets
 Over Liabilities 2.6%                                                  915,494
                                                                    -----------
Net Assets                                                          $34,720,112
                                                                    ===========

--------------------------------------------------------------------------------
* Also cost for federal income tax purposes. At November 30, 1998, net unrealized appreciation for federal income tax purposes aggregated $2,129,673 all of which related to appreciated securities.

The following abbreviations are used in portfolio descriptions:
(ACA) - ACA Financial Guaranty Corp.
(AMBAC) - Guaranteed by American Municipal Bond Association Corp.
(FGIC) - Guaranteed by Financial Guaranty Insurance Co.
(MBIA) - Guaranteed by Municipal Bond Investors Assurance Corp.
G/O - General Obligation Bond


See Notes to Financial Statements.

Sentinel Pennsylvania Tax-Free Trust
Statement of Assets and Liabilities
at November 30, 1998
--------------------------------------------------------------------------------

Assets
Investments at value                                            $ 33,804,618
Cash and cash equivalents                                            310,815
Receivable for fund shares sold                                        7,437
Receivable for interest                                              530,282
Receivable from fund administrator                                   135,035
                                                                ------------
   Total Assets                                                   34,788,187
                                                                ------------
Liabilities
Payable for fund shares repurchased                                   23,104
Accrued expenses                                                       9,023
Management fee payable                                                15,674
Distribution fee payable                                              10,191
Fund service fee payable                                              10,083
                                                                ------------
   Total Liabilities                                                  68,075
                                                                ------------
Net Assets Applicable to Outstanding Shares                     $ 34,720,112
                                                                ============

Net Asset Value and Offering Price Per Share
$34,720,112 / 2,576,514 shares outstanding                      $      13.48
Sales Charge--4.00% of Offering Price                                   0.56
                                                                ------------
Maximum Offering Price Per Share                                $      14.04
                                                                ============

Net Assets Represent
No par value shares of beneficial interest;
authorized - unlimited shares
Paid-in-capital                                                 $ 31,832,699
Accumulated undistributed net investment income                          648
Accumulated undistributed net realized gain
   on investments                                                    757,092
Unrealized appreciation of investments                             2,129,673
                                                                ------------
Net Assets                                                      $ 34,720,112
                                                                ============
Investments at Cost                                             $ 31,674,945
                                                                ============

Sentinel Pennsylvania Tax-Free Trust
Statement of Operations
For the Year Ended November 30, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
Interest                                                        $  1,879,741
                                                                ------------
Expenses:
Management advisory fee                                              190,754
Transfer agent and custodian                                          55,869
Distribution expense                                                  69,370
Accounting services                                                   84,000
Auditing fees                                                          5,000
Legal fees                                                             2,700
Reports and notices to shareholders                                    4,200
Directors' fees and expenses                                          35,154
Other                                                                  7,072
                                                                ------------
   Total Expenses                                                    454,119
   Expense Reimbursement                                            (178,423)
   Expense Offset                                                    (10,119)
                                                                ------------
   Net Expenses                                                      265,577
                                                                ------------
Net Investment Income                                              1,614,164
                                                                ------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on sales of investments                            757,062
Net change in unrealized appreciation (depreciation)                 (88,964)
                                                                ------------
Net Realized and Unrealized Gain on Investments                      668,098
                                                                ------------
Net Increase in Net Assets from Operations                      $  2,282,262
                                                                ============


See Notes to Financial Statements.

Sentinel Pennsylvania Tax-Free Trust
Statement of Changes in Net Assets

                                                                 Year            Year
                                                                Ended           Ended
                                                             11/30/98        11/30/97
                                                         ------------    ------------
Increase in Net Assets from Operations
Net investment income                                    $  1,614,164    $  1,668,097
Net realized gain on sales of investments                     757,062         324,179
Net change in unrealized appreciation (depreciation)          (88,964)         40,300
                                                         ------------    ------------
Net increase in net assets from operations                  2,282,262       2,032,576
                                                         ------------    ------------
Distributions to Shareholders
From net investment income                                 (1,613,860)     (1,667,753)
From realized gain on sale of investments                    (324,168)       (218,975)
                                                         ------------    ------------
Total distributions to shareholders                        (1,938,028)     (1,886,728)
                                                         ------------    ------------
From Capital Share Transactions
Net proceeds from sales of shares                           2,130,748       3,118,082
Net asset value of shares in reinvestment
    of dividends and distributions                          1,341,058       1,283,959
                                                         ------------    ------------
                                                            3,471,806       4,402,041
Less: Payments for shares reacquired                       (3,939,578)     (5,249,491)
                                                         ------------    ------------
Decrease in net assets from capital share transactions       (467,772)       (847,450)
                                                         ------------    ------------
Total Decrease in Net Assets for period                      (123,538)       (701,602)
Net Assets: Beginning of period                            34,843,650      35,545,252
                                                         ------------    ------------
Net Assets: End of period                                $ 34,720,112    $ 34,843,650
                                                         ============    ============

Undistributed Net Investment Income
   at End of Period                                      $        648    $        344
                                                         ============    ============



See Notes to Financial Statements.

Sentinel Pennsylvania Tax-Free Trust
Financial Highlights
Selected per share data and ratios
Selected data for a share of capital stock outstanding throughout each fiscal period.

------------------------------------------------------------------------------------------------------------------------------------

                                                                Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
                                                                  11/30/98     11/30/97     11/30/96      11/30/95     11/30/94
                                                                ----------   ----------   ----------    ----------   ----------
Net asset value at beginning of period                          $    13.34   $    13.29   $    13.40    $    12.29   $    13.57
                                                                ----------   ----------   ----------    ----------   ----------
Income from Investment Operations
Net investment income                                                 0.63         0.64         0.66          0.66         0.64
Net realized and unrealized gain (loss) on investments                0.26         0.13        (0.03)         1.11        (1.28)
                                                                ----------   ----------   ----------    ----------   ----------
Total from investment operations                                      0.89         0.77         0.63          1.77        (0.64)
                                                                ----------   ----------   ----------    ----------   ----------
Less Distributions
Dividends from net investment income                                  0.63         0.64         0.66          0.66         0.64
Distributions from realized gains on investments                      0.12         0.08         0.08            --           --
                                                                ----------   ----------   ----------    ----------   ----------
Total Distributions                                                   0.75         0.72         0.74          0.66         0.64
                                                                ----------   ----------   ----------    ----------   ----------
Net asset value at end of period                                $    13.48   $    13.34   $    13.29    $    13.40   $    12.29
                                                                ==========   ==========   ==========    ==========   ==========
Total Return (%) *                                                     6.9          6.1          5.0          14.8         (4.9)

Ratios/Supplemental Data
Ratio of net expenses to average net assets (%)                       0.77         0.85         0.75         0.97          1.30
Ratio of expenses to average net assets before
   expense reductions (%) **                                          1.31         1.34         1.37          1.36         1.30
Ratio of net investment income to average net assets (%)              4.65         4.86         5.07          5.14         4.84
Ratio of net investment income to average net assets before
   voluntary expense reimbursements (%)                               4.14         4.41         4.48          4.78         4.84
Portfolio turnover rate (%)                                             50           28           56            80           56
Net assets at end of period (000 omitted)                       $   34,720   $   34,844   $   35,545    $   34,975   $   31,172





+  Annualized
++ Not annualized
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge is not reflected in the calculation of total return.
** Expense reductions are comprised of the voluntary expense reimbursements and include, effective 1995, the earnings credits as described in Notes (5) and
   (1) D.


See Notes to Financial Statements.

                         Notes to Financial Statements


(1) Significant Accounting Policies:

Sentinel Pennsylvania Tax-Free Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Trust.

A. Security Valuation: Investments in securities are valued on the basis of valuations provided by an independent pricing organization. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Short-term tax-free notes are stated at cost, which approximates market value.

B. Securities Transactions and Related Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is recorded on the accrual basis and premiums are amortized. Cost of investments sold is determined on the basis of identified cost for both financial reporting and income tax purposes. The Trust invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic developments in the State of Pennsylvania.

C. Federal Income Taxes: It is the Trust's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies. The Trust intends to distribute all of its taxable income to its shareholders; therefore, no federal excise tax or income tax provision is required.

D. Other: Earnings credits are received from the custodian and dividend paying agent on cash balances and are reflected in the statement of operations as an expense offset.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(2) Distributions:

Realized gains from securities transactions, if any, will be distributed to shareholders prior to the end of each calendar year. At November 30, 1998 the Trust did not have any capital loss carryforwards for federal income tax purposes.

Dividends from net investment income are declared and paid monthly and recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations.

(3) Trust Shares:

Transactions in Trust shares were as follows:

                                                         Year          Year
                                                         Ended         Ended
                                                       11/30/98      11/30/97
                                                       --------      --------
Shares sold ......................................      158,799       236,999
Shares issued to stockholders in reinvestment
of dividends and distributions ...................      100,222        97,949
                                                       --------      --------
                                                        259,021       334,948
Shares redeemed ..................................     (293,605)     (398,691)
                                                       --------      --------
Net decrease .....................................      (34,584)      (63,743)
                                                       ========      ========

(4) Investment Transactions:

Purchases and sales of securities other than short-term securities aggregated $16,836,280 and $17,728,460 respectively, during the year ended November 30, 1998.

(5) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to the Investment Advisory Agreement (the "Agreement"), Sentinel Advisors, Co., ("SAC"), a Vermont general partnership whose general partners are Sentinel Advisors, Inc., an indirect wholly-owned subsidiary of National Life Insurance Company ("National Life"), ProvidentMutual Management Co., Inc., an affiliate of Provident Mutual Life Insurance Company of Philadelphia ("Provident Mutual"), HTK of Delaware, Inc. ("HTK"), an affiliate of The Penn Mutual Life Insurance Company ("Penn Mutual") and Sentinel Management Company ("SMC"), a Vermont general partnership whose general partners are affiliates of National Life, Provident Mutual and Penn Mutual, provides general supervision of the Trust's investments as well as certain administrative and related services. As compensation in full for services rendered under its Agreement, the Trust pays SAC a monthly fee determined as follows: 0.55% per annum on the first $50 million of average daily net assets; 0.50% per annum on the next $50 million of such assets; and 0.45% per annum on such assets in excess of $100 million.

Sentinel Financial Services Company ("SFSC"), a Vermont general partnership whose general partners are National Life Investment Management Company, Inc., a wholly-owned subsidiary of National Life, ProvidentMutual Financial Services, Inc., an affiliate of Provident Mutual, HTK and SMC, is the principal underwriter ("Distributor") of the Trust's shares. SFSC receives a sales charge added to the net asset value received by the Trust on the sale of its shares. This compensation is not an expense of the Trust and does not affect its operating results. SFSC has advised the Trust that it received sales charges aggregating $74,014 for the year ended November 30, 1998. The Trust is advised that the total distribution charges retained by SFSC on the sale of shares amounted to $303 after allowances of $4,086 to Equity Services, Inc., an affiliate of National Life, $6,933 to 1717 Capital Management Company, an affiliate of Provident Mutual, $13,137 to Hornor, Townsend & Kent, Inc. and $3,950 to Janney Montgomery Scott, Inc., affiliates of Penn Mutual, and $45,605 to other investment dealers.

Each trustee who is not an employee of the adviser or an affiliated company is paid an annual fee of $2,500 plus $200 for each meeting of the Board of Trustees attended. Such trustees are reimbursed for travel and other out-of-pocket expenses incurred in attending such meetings.

Pursuant to the Fund Services Agreement with Sentinel Administrative Service Company ("SASC"), a Vermont general partnership whose general partners are Sentinel Administrative Service Corporation, an indirect wholly-owned subsidiary of National Life, SIGMA American Corp., an affiliate of Provident Mutual, HTK and SMC, the Trust receives trust accounting and financial administrative services, transfer agent services and investor services, all of which are coordinated with other services which the Trust has contracted for with outside providers. Total fees for the year ended November 30, 1998 were $121,000.

SAC has voluntarily agreed to refund its fee to the extent necessary to prevent the overall aggregate expense ratio of the Trust and the Class A Shares of Sentinel Group Funds, Inc. (excluding the Sentinel World Fund) from exceeding 1.30% of average daily net assets in any fiscal year. Sentinel Group Funds, Inc. is a series fund with twelve portfolios and together with the Trust make up the Sentinel Family of Funds. Although SAC has no present intention to do so, this arrangement may be terminated at any time. Expenses for the year ended November 30, 1998 did not exceed 1.30% of its average daily net assets.

Effective March 27, 1995 thru May 14, 1995, SASC agreed to reimburse the Trust for expenses in excess of an annual rate of 1.00% of the Trust's average daily net assets. Effective May 15, 1995 thru March 30, 1997, SASC agreed to reimburse the Trust for expenses in excess of an annual rate of 0.75% of the Trust's average daily net assets. Effective March 31, 1997, SASC has agreed to reimburse the Trust for expenses in excess of an annual rate of 0.90% of the Trust's average daily net assets. Effective March 30, 1998 SASC has agreed to reimburse the Trust for expenses in excess of an annual rate of 0.70% of the Trust's average daily net assets. For the year ended November 30, 1998 the total amount reimbursable was $178,423. This arrangement may be terminated at any time.

(6) Distribution Expenses:

On March 1, 1993, the Trust adopted a new distribution plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan the Trust pays to the Distributor a monthly fee at the maximum annual rate of 0.20% of average daily net assets. Such fees will be used to reimburse the Distributor for expenses incurred in connection with distribution and promotion of the shares of the Trust, including salaries and expenses of the Distributor's wholesale sales force, home office management and marketing personnel, expenses incurred by the Distributor for the occupancy of its office space in Montpelier, Vermont, expenses incurred by the Distributor with respect to equipment and supplies, expenses incurred for the preparation, printing and distribution of sales literature used in connection with the offering of such shares to the public, expenses incurred in advertising, promotion and selling shares of such Trust to the public, expenses incurred for the preparation, printing and distribution of the Prospectus and Statement of Additional Information, any supplement thereto used in connection with the offering of such Trust's shares to the public, or any reports and other communications for the distribution to existing shareholders, and service fees (deferred commissions) paid to securities dealers who have executed a selling agreement with the Distributor. The Distributor is not reimbursed for any unreimbursed prior years expenses.

Report of Independent Accountants

To the Shareholders and Board of Trustees of Sentinel Pennsylvania Tax-Free
Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Pennsylvania Tax-Free Trust (the "Trust") at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 1998

Federal Tax Status of Dividends and Distributions
(Unaudited)

During the fiscal year ended November 30, 1998, the Sentinel Funds paid the following dividends and distributions:

                                           Net        Short-term    Long-term
                                        Investment     Capital       Capital
                                          Income         Gain          Gain
-----------------------------------     ----------    ----------    ---------
Common Stock - A ..................      $   .453      $ .13163      $4.55782
Common Stock - B ..................          .127        .13163       4.55782
Common Stock - C ..................          .033            --            --
Balanced - A ......................          .551        .05974       1.10426
Balanced - B ......................          .399        .05974       1.10426
Balanced - C ......................          .160            --            --
Growth - A ........................            --       2.74623       2.37907
Growth - B ........................            --            --            --
Small Company - A .................          .019            --        .74696
Small Company - B .................            --            --        .74696
World - A .........................          .118        .09249        .55040
World - B .........................            --        .09249        .55040
World - C .........................            --            --            --
High Yield Bond - A ...............          .862        .08757            --
High Yield Bond - B ...............          .836        .08757            --
High Yield Bond - C ...............          .453            --            --
Bond - A ..........................          .401            --            --
Bond - B ..........................          .343            --            --
Government Securities .............           611            --            --
Short Maturity Government .........           573            --            --
U.S. Treasury MM - A ..............          .044                          --
U.S. Treasury MM - B ..............          .044            --            --
Tax-Free Income ...................          .652        .11513        .07662
New York Tax-Free Income ..........          .622            --        .02930
Pennsylvania Tax-Free Trust .......          .625        .02531        .09950


Each of the long-term capital gain distributions has been designated as a "capital gain dividend" under the Federal Internal Revenue Code. The December 1997, long-term capital gain was included on Form 1099-DIV for the 1997 calendar year.

For corporate shareholders, the percentage of the total dividends from net investment income from the fiscal year 1998 qualifying for the 70% dividend received deduction available to corporations are as follows:

Sentinel Small Company Fund               66%
Sentinel Growth Fund                       6%
Sentinel Common Stock Fund               100%
Sentinel Balanced Fund                    43%

In January 1999 you will be sent 1998 Form 1099-DIV from the Sentinel Funds. The form will indicate the federal income tax status of the dividends and capital gains distributions paid to you or credited to your account in additional shares during the calendar year 1998. The Internal Revenue Service requires us to file this information, and it must be reported by you on your Federal Income Tax Return for 1998. All of the dividends paid by the Sentinel Tax-Free Income Fund, the Sentinel New York Tax-Free Income Fund and the Sentinel Pennsylvania Tax-Free Trust from its net investment income is tax-exempt for Federal income tax purposes.

Privileges, Plans and Services for Shareholders

Open Account - Unless another distribution option is elected, an Open Account is automatically established for each new investor. In an Open Account, all income dividends and any capital gains distributions are reinvested in additional shares at net asset value and without charge.

Other Distribution Options - Upon written notice to Sentinel Administrative Service Company, you may elect one of the following options:

1. Receive dividends in cash and reinvest any capital gains distributions in additional shares of any of the Sentinel Funds, of the same class, at net asset value.

2.   Receive both dividends and capital gains in cash.

3. Reinvest both dividends and capital gains in another Sentinel Fund, of the same class, at net asset value (excluding dividends earned on assets initially invested in Sentinel U.S. Treasury Money Market Fund).

Automatic Investment Plan - This service, provided without charge, enables you to make regular investments of $50 or more by means of an automatic checking account debiting service via the ACH (Automated Clearing House) network. Information and the application necessary to establish this plan are included in the prospectus. A separate folder and application are also available from Sentinel Administrative Service Company, or from your investment dealer.

Systematic Withdrawal Plan - This plan enables you to receive a check once per month, during any months of the year you specify, for a dollar amount that you specify. Note that this plan is available only to those who own, or are purchasing, at least $5,000 worth of shares of one or more of the Sentinel Funds, except Sentinel U.S. Treasury Money Market Fund, as determined by the current offering price. Payments may be made to you, your bank, or other payee as requested on the application. Under the Systematic Withdrawal Plan, all dividends and distributions are automatically reinvested at net asset value and payments are made from the proceeds of redeemed shares.

High Yield Bond, Bond, Tax-Free Income, New York Tax-Free Income, Government Securities, Short Maturity Government, U.S. Treasury Money Market and Pennsylvania Tax-Free Fund Check Writing Service - This special feature of the Class A Shares of Sentinel High Yield Bond Fund, Sentinel Bond Fund, Sentinel Tax-Free Income Fund, Sentinel New York Tax-Free Income Fund, Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund, Sentinel U.S. Treasury Money Market Fund and Sentinel Pennsylvania Tax-Free Trust enables you to

102
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draw checks (minimum amount $500 except for the U.S. Treasury Money Market Fund which is $250) on your account through Investors Fiduciary Trust Co. There is currently no fee for this service. Please note that this service is not available to IRA, Keogh, 403(b) or other fiduciary accounts. Information and applications are available by contacting Sentinel Funds Investor Services at
(800) 282-FUND (3863).

Exchange Privilege - The Exchange Privilege is designed to add flexibility to your investment program by enabling you to exchange all or part of your shares in one Sentinel Fund for shares of the same class of another Fund in the family without payment of any additional sales charge. The exception to no additional sales charge is when shares are exchanged from the U.S. Treasury Money Market Fund to Class A Shares of another Sentinel Fund, a sales charge will be imposed unless the assets in the U.S. Treasury Money Market Fund were in another Sentinel Fund and were previously subject to a sales charge. Shares being exchanged into another Fund must have a value of at least $1,000 (the minimum investment required to open a new account) unless you already have an account in that Fund. Shares being exchanged must have been in the account a minimum of 15 calendar days (90 days in the case of funds initially invested in the Sentinel Short Maturity Government Fund or exchanged into such Fund from funds initially invested in the Sentinel U.S. Treasury Money Market Fund). Account registrations must be identical. Exchanges may be made by calling toll-free, (800) 282-FUND
(3863), or by writing Sentinel Funds, P. O. Box 1499, Montpelier, Vermont 05601-1499. Note that an exchange is a taxable transaction for federal income tax purposes.

Reinstatement Privilege - A shareholder who redeems all or part of an account may reinvest all or part of the redemption proceeds at the then current net asset value if a written request to the Fund is received or postmarked within one year after the date of the redemption. Sentinel Short Maturity Government Fund shareholders who have held their shares for 90 days or less, however, may only use this reinstatement privilege to reinvest in the Short Maturity Government Fund. In general, this privilege may be exercised only once by a shareholder.

Telephone Redemption - Up to $1,000,000 in funds may be redeemed by telephone upon completion of the appropriate section of the Application, or subsequent submission of such, with proper signature guarantee. Under this service, proceeds may either be sent to the address of record or a pre-designated bank. A signature guarantee is required on any change in redemption instructions as well as a 30 day waiting period for changes to become effective. To redeem shares by telephone, you may call (800) 282-FUND (3863).

Tax-Deferred Retirement Plans - Shares of Sentinel Group Funds may be purchased by all types of tax-deferred retirement plans, including self-employed individuals and partnerships ("Keogh Plans"), Individual Retirement Accounts ("IRAs"), SIMPLE IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), 403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations), Section 457 Plans and other corporate pension and profit-sharing plans. Consult your tax advisor for details.

Please refer to the prospectus for complete details regarding these privileges, plans and services.

                        Directors/Trustees and Officers


Sentinel Group Funds, Inc. and
Sentinel Pennsylvania Tax-Free Trust


Patrick E. Welch
Chairman and Chief Executive Officer
Chairman and Chief Executive Officer,
National Life Insurance Company

Joseph M. Rob
Director/Trustee and President
Chief Executive Officer,
Sentinel Management Company

Richard J. Borda
Director/Trustee
Former Vice Chairman,
National Life Insurance Company

Dr. Kalman J. Cohen
Director/Trustee
Distinguished Bank Research
Professor Emeritus,
The Fuqua School of Business,
Duke University

Richard D. Farman
Director/Trustee
President and Chief Operating Officer,
Pacific Enterprises

John D. Feerick
Director/Trustee
Dean, Fordham University
School of Law

Richard I. Johannesen, Jr.
Director/Trustee
Former Vice President and Manager -
Bond Market Research Department,
Salomon Brothers Inc.

Robert B. Mathias
Director/Trustee
Sports Consultant;
Former U.S. Congressman

Keniston P. Merrill
Director/Trustee
Former Chairman and
Chief Executive Officer,
Sentinel Advisors Company

Deborah G. Miller
Director/Trustee
Vice President
Digital Equipment Corporation

John Raisian
Director/Trustee
Director and Senior Fellow,
Hoover Institution,
Stanford University

Susan M. Sterne
Director/Trustee
President, Economic Analysis Associates, Inc.

Angela E. Vallot
Director/Trustee
Counsel, Texaco Inc.

John M. Grab, Jr.
Vice President

Thomas P. Malone
Vice President and Treasurer

Scott G. Wheeler
Assistant Treasurer

D. Russell Morgan
Secretary






Investment Adviser
Sentinel Advisors Company

Principal Underwriter
Sentinel Financial Services Company

Counsel
Brown & Wood

Independent Accountants
PricewaterhouseCoopers LLP

Custodian and Dividend Paying Agent
Investors Fiduciary Trust Company

Transfer Agent, Shareholder Servicing Agent and Administrator
Sentinel Administrative Service Company

                    The Sentinel Funds Board of Directors

           [PHOTO OF SENTINEL FUNDS BOARD OF DIRECTORS APPEARS HERE]


Standing, left to right: Dr. Kalman J. Cohen, Joseph M. Rob, Richard I. Johannesen, Jr., Robert B. Mathias, Keniston P. Merrill, John D. Feerick.

Seated, left to right: Richard D. Farman, Angela E. Vallot, Patrick E. Welch, Susan M. Sterne, Richard J. Borda. Not pictured: Deborah G. Miller, John Raisian.

A Brief History

[GRAPHIC APPEARS HERE]

The Sentinel Family of Funds is one of America's oldest fund families. Its largest member, Sentinel Group Funds, Inc., was originally incorporated as Group Securities, Inc. in the state of Delaware on December 3, 1933. Designed as a series type of investment company, its main objectives were to offer shareholders the benefits of "group security investing" along with the ability to invest in individual industries or industrial groups readily and conveniently, each in the form of a single stock. Shares of 17 individual classes of stock were first offered to the public at $1.10 per share on January 12, 1934 - virtually at the bottom of the Great Depression.

Following several additions and deletions, 21 classes of stock were maintained for an extended period of time. Subsequent consolidations, mergers and name changes combined the classes of stock into what are today the two original remaining funds in Sentinel Group Funds, Inc., Sentinel Common Stock Fund and Sentinel Balanced Fund. Sentinel Growth Fund and Sentinel Bond Fund were organized by National Life Insurance Company in 1969 and merged into the Sentinel Group in 1978. Three more additions, Sentinel Government Securities Fund, Sentinel Tax-Free Income Fund and Sentinel High Yield Bond Fund were introduced on September 2, 1986, October 1, 1990 and June 23, 1997, respectively.

In May, 1981, Sentinel Cash Management Fund, Inc. was organized as a no-load money market fund. The "Cash Fund" was also organized as a series fund, and was designed to operate independently of Sentinel Group Funds, Inc., while at the same time sharing the Group's management, distribution, transfer agent and other servicing and administrative arrangements.

On March 1, 1993, National Life Insurance Company and Provident Mutual Life Insurance Company of Philadelphia entered into a joint venture arrangement which resulted in the merging of the nine ProvidentMutual Funds into the Sentinel Family of Funds. With the merger, three new classes of stock were added to Sentinel Group Funds, Inc., and a fourth new member of the broader Sentinel Family of Funds was added. The three new members of Sentinel Group Funds, Inc. are the Sentinel Small Company, World and U.S. Treasury Money Market funds. The fourth new member of the Sentinel Family of Funds is Sentinel Pennsylvania Tax-Free Trust (the "Trust"). The Trust operates as a separate investment company with respect to Sentinel Group Funds, Inc., but shares management, distribution, fund accounting, transfer agent and other arrangements with the Sentinel Group.

Also on March 1, 1993, Sentinel Cash Management Fund, Inc. was merged into the Sentinel U.S. Treasury Money Market Fund.

On March 27, 1995, Penn Mutual Life Insurance Company joined National Life Insurance Company and Provident Mutual Life Insurance Company in their mutual fund operation. This resulted in the merging of seven funds of The Independence Capital Group of Funds into Sentinel Group Funds, Inc., and the creation of two new classes of stock - Sentinel New York Tax-Free Income Fund and Sentinel Short Maturity Government Fund.

On April 1, 1996, five Sentinel funds began offering two classes of shares:
Sentinel Small Company, World, Common Stock, Balanced and Bond funds. The new class is called "Class B shares," while the original class is called "Class A shares." Sentinel U.S. Treasury Money Market Fund also has Class B shares which are primarily available through exchanges from the other Class B shares. Sentinel High Yield Bond Fund Class B shares have also been available since that fund's introduction on June 23, 1997. On January 12, 1998 Sentinel Growth Fund also offered Class B shares. Effective May 4, 1998 a third share class, Class C shares, were offered on Sentinel Common Stock, Balanced, World and High Yield Bond funds.

The thirteen funds in the Sentinel Family of Funds, which includes the twelve funds in Sentinel Group Funds, Inc., and the Sentinel Pennsylvania Tax-Free Trust, now represent net assets of $3.0 billion which are managed on behalf of approximately 116,000 individual, corporate and institutional shareholders located across the country and around the world. Shares are distributed by registered representatives and independent broker/dealers through Sentinel Financial Services Company, an affiliate of the partnership between National Life, Provident Mutual and Penn Mutual. Sentinel Advisors Company and Sentinel Administrative Service Company, which are also affiliates of the partnership, provide respective investment management and shareholder services to the funds.

106
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108
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[LOGO OF SENTINEL FUNDS APPEARS HERE]

Sentinel Funds
Integrity Since 1934



Sentinel Common Stock Fund

Sentinel Balanced Fund

Sentinel Growth Fund

Sentinel Small Company Fund

Sentinel World Fund

Sentinel High Yield Bond Fund

Sentinel Bond Fund

Sentinel Government Securities Fund

Sentinel Short Maturity Government Fund

Sentinel U.S. Treasury Money Market Fund

Sentinel Tax-Free Income Fund

Sentinel New York Tax-Free Income Fund

Sentinel Pennsylvania Tax-Free Trust

Member of                                              ------------------------
FORUM for INVESTOR ADVICE                                     Postage Rate
Investment Professionals Helping Investors.                   U.S. Postage
                                                                 PAID
This brochure is authorized for distribution                  Hudson, MA
to prospective investors only when preceded                 Permit No. 19
or accompanied by an effective prospectus.             ------------------------

Distributed by
Sentinel Financial Services Company
National Life Drive
Montpelier, Vermont 05604
(800) 233-4332

[Sentinel Funds Logo Appears Here]

Sentinel Funds
Integrity Since 1934

Sentinel Common Stock Fund
Sentinel Balanced Fund
Sentinel Growth Fund
Sentinel Small Company Fund
Sentinel World Fund
Sentinel High Yield Bond Fund
Sentinel Bond Fund
Sentinel Government Securities Fund
Sentinel Short Maturity Government Fund
Sentinel U.S. Treasury Money Market Fund
Sentinel Tax-Free Income Fund
Sentinel New York Tax-Free Income Fund
Sentinel Pennsylvania Tax-Free Trust

Distributed by
Sentinel Financial Services Company
National Life Drive
Montpelier, Vermont 05604
(800) 233-4332

Member of
FORUM for INVESTOR ADVICE
Investment Professionals Helping Investors

This brochure is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.